UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BALL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2025 HIGHLIGHTS
We are pleased to present our 2025 achievements and initiatives.
BALL CORPORATION 2026 PROXY STATEMENT | i

LETTER TO SHAREHOLDERS
March 17, 2026
2025 was a monumental year for Ball Corporation, and I am proud to share the many accomplishments of our leadership team and the more than 16,000 employees who drive our success every day. In 2025, we focused on improving and growing our aluminum packaging business, strengthening our financial position and delivering value to our shareholders. Our business delivered exceptional financial results, including strong earnings per share growth that exceeded our long-term growth expectations. We outperformed the market by growing our global aluminum packaging shipments by 4.1% compared to 2024, achieving a record level of adjusted free cash flow, and returning $1.54 billion to shareholders. We achieved these financial results while improving our operations, deepening our customer relationships and expanding our global footprint.
I am also very proud of our Board of Directors and leadership team for successfully navigating shifts in customer demand, dynamic geopolitical conditions, the execution of key strategic initiatives and a leadership transition, positioning the Company for success in 2026 and beyond. In the second half of 2025, our Board executed a series of important steps to position Ball for the future, which include electing a new director (John Panichella), appointing a new Chief Executive Officer (Ron Lewis) and establishing an independent Board Chairman position. The addition of John to the Board is part of our ongoing Board refreshment process and a critical step in ensuring that the Board has the skills and experience needed to fulfill its governance and strategic and operational oversight duties.
The appointment of Ron as the Company’s new CEO and his successful transition into that role is a reflection of the Board’s focus on management succession and maintaining a strong leadership team. Ron is known throughout the industry as a customer-centric innovator and disciplined operator with a reputation for driving execution. His success managing and improving Ball’s manufacturing operations, and his deep knowledge of our customers and their operations allowed him to step into the CEO role and make an immediate and positive impact on our business. The Board and I remain steadfast in Ball’s future, and we believe that Ron has the right skills and experience to lead our business and execute the Board’s vision for success.
In 2025, we advanced the implementation of the Ball Business System, our operating model which is designed to drive process efficiency and strengthen our cost structure to better serve our customers. We also executed several steps to further position the Company for growth, including the addition of new manufacturing facilities in the United States, Belgium and Hungary, strengthening our financial position and liquidity through the extension of our credit facility, enhancing our partnerships with key customers and appointing a strong management team to lead the Company into the future.
We remain committed to the Company’s long-term strategy of executing against our commitments, staying close to our customers, accelerating substrate shift, and managing complexity to our advantage. Our 2025 Combined Annual and Sustainability Report highlights the measurable progress we’ve made toward achieving our 2030 goals by expanding our lightweight aluminum packaging portfolio; working to increase recycling rates around the world and improving the efficiency of our operations. Our global manufacturing network of 65 plants, along with our differentiated product portfolio, our industry-leading manufacturing processes, and our team’s commitment to executing with excellence positions us for long-term growth and will allow us to deliver innovative, low-carbon, aluminum packaging solutions that meet our customers’ needs and to deliver shareholder value.
On behalf of the Board and our entire Ball team, we thank you for your continued investment and trust as we lead the Company into an exciting chapter in our history.

Stuart A. Taylor II Chairman of the Board
ii | WWW.BALL.COM/INVESTORS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday April 29, 2026 7:00 A.M., Mountain Daylight Time	Virtually via Webcast www.virtualshareholdermeeting.com/BALL2026 In-Person at 9200 W. 108th Circle, Westminster, CO 80021	You can vote if you are a shareholder of record on February 27, 2026
The Annual Meeting of Shareholders of Ball Corporation will be held for the following purposes:
ITEMS OF BUSINESS

	Item			Management Proposals	► See page
1	Election of nine director nominees to serve for a one-year term expiring at the annual meeting in 2027:			FOR each nominee	68
	■ John A. Bryant	■ Aaron M. Erter	■ Ronald J. Lewis
	■ Cynthia A. Niekamp	■ John E. Panichella	■ Todd A. Penegor
	■ Cathy D. Ross	■ Betty J. Sapp	■ Stuart A. Taylor II

2	Ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company for 2026			FOR	69
3	Approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in the following Proxy Statement			FOR	70
4	Approve an amendment to the Amended and Restated 2013 Stock and Cash Incentive Plan			FOR	71
	To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above
Shareholders of record at the close of business on February 27, 2026, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The following Proxy Statement contains important information about the meeting and the matters being voted upon.
This year’s Annual Meeting will be held in a hybrid format through a live webcast and in-person at our headquarters office. Please see the Voting and Meeting Information section for details on how to attend.
Your vote is important. Please read the accompanying proxy materials carefully. To ensure your shares are represented at the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card as promptly as possible. You also may vote by telephone or over the Internet, or if you request a paper copy of the materials, by mail. Please see the voting instructions on page iv for more details. You may revoke your proxy at any time before the final vote at the Annual Meeting. All properly completed proxies (whether by mail, telephone or Internet) will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before voting concludes.
The Notice of Annual Meeting, Proxy Statement and proxy card were first furnished and made available to shareholders on or about March 17, 2026. For more complete information, please review the entire Proxy Statement as well as our 2025 Annual Report on Form 10-K.
By Order of the Board of Directors,
Hannah Lim-Johnson
Corporate Secretary
March 17, 2026
Westminster, Colorado

PLEASE NOTE:
The 2026 Annual Meeting of Shareholders will be held to tabulate the votes cast and to report the results of voting on the items described above. No management presentations or other business matters are planned for the meeting.

BALL CORPORATION 2026 PROXY STATEMENT | iii

HOW TO VOTE
Shareholders of record as of February 27, 2026, desiring to submit a proxy by telephone or via the Internet will be required to enter the unique voter control number imprinted on the proxy card. You should have the proxy card available for reference when initiating this process.

The deadline(1) to vote is 11:59 p.m. EDT on April 28, 2026, unless you attend the Annual Meeting	Registered holders (shares are registered in your own name)	Beneficial owners (shares are held “in street name” in a stock brokerage account or by a bank, nominee or other holder of record)
BY MOBILE DEVICE	Scan the QR code
BY INTERNET	Vote your shares online 24/7 at www.proxyvote.com
BY TELEPHONE	Call toll-free 24/7: 1-800-690-6903
BY MAIL	If you requested printed copies of the proxy materials, please complete, date, sign and return your proxy card in the postage-paid envelope	Complete, date, sign and return your voting information form in the postage-paid envelope
ATTEND ANNUAL MEETING	■ Attend the Annual Meeting and vote by ballot	■ Attend the Annual Meeting and vote by ballot ■ You will need to coordinate with the registered holder of your shares
Voluntary E-delivery of Proxy Materials Help the environment by consenting to receive electronic delivery. Sign up at www.proxyvote.com.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING The Proxy Statement, Form 10-K and Annual Report are available at http://materials.proxyvote.com.

(1)
Shares held in a brokerage account or by a bank, nominee or other holder of record may need to be voted by earlier deadlines set by your service provider.

iv | WWW.BALL.COM/INVESTORS

PROXY STATEMENT

1	PROXY STATEMENT SUMMARY
8	BOARD AND CORPORATE GOVERNANCE
8	Our Board of Directors
9	Director Nominees
14	Board Leadership Structure
14	Director Independence
14	Balanced Board Composition
17	Risk Oversight
18	Board and Committee Self-Evaluations
18	Director Training
18	Board Meetings
18	Shareholder Engagement
19	Board and Committee Membership
19	Board Committees
22	Corporate Governance Guidelines
22	Policies on Business Ethics and Conduct
23	Director Compensation
23	Director Compensation Table
25	Non-Employee Director Stock Ownership Guidelines
25	Transactions with Related Persons, Promoters and Certain Control Persons
26	EXECUTIVE COMPENSATION
26	Compensation Discussion and Analysis
27	Executive Summary
31	Role of the Human Resources Committee and Executive Compensation Consultant
31	Market Reference Points and Peer Groups
32	Process for Determining Executive Compensation
33	Summary of Changes Made to 2025 Executive Compensation
34	Specifics Related to 2025 Executive Compensation
40	Other Equity Awards
41	Other Executive Compensation Policies and Guidelines
43	Report of the Human Resources Committee of the Board of Directors
44	Compensation Tables and Narrative
64	STOCK OWNERSHIP INFORMATION
64	Beneficial Ownership
65	Voting Securities and Principal Shareholders
66	AUDIT MATTERS
66	Fees Paid to the Independent Registered Public Accounting Firm
67	Report of the Audit Committee
68	PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
68	Item 1 —Election of Directors
69	Item 2 —Ratification of the Appointment of Independent Auditor
70	Item 3 —Advisory (Non-Binding) Vote to Approve Executive Compensation
71	Item 4 —Approval of an Amendment to the Amended and Restated 2013 Stock and Cash Incentive Plan
78	VOTING AND MEETING INFORMATION
78	Annual Meeting
78	Questions and Answers About the Annual Meeting and Voting
79	Shareholder Proposals for 2027 Annual Meeting
80	Householding
80	Forward Looking Statements
80	Solicitation and Other Matters
81	Exhibit A — First Amendment to Amended and Restated 2013 Stock and Cash Incentive Plan

BALL CORPORATION 2026 PROXY STATEMENT | v

PROXY STATEMENT SUMMARY
The following summary highlights certain key disclosures in this Proxy Statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review the entire Proxy Statement as well as our 2025 Annual Report on Form 10-K.
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

	Item			Management Proposals	► See page
1	Election of nine director nominees to serve for a one-year term expiring at the annual meeting in 2027:			FOR each nominee	68
	■ John A. Bryant	■ Aaron M. Erter	■ Ronald J. Lewis
	■ Cynthia A. Niekamp	■ John E. Panichella	■ Todd A. Penegor
	■ Cathy D. Ross	■ Betty J. Sapp	■ Stuart A. Taylor II

2	Ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company for 2026			FOR	69
3	Approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in the following Proxy Statement			FOR	70
4	Approve an amendment to the Amended and Restated 2013 Stock and Cash Incentive Plan			FOR	71
	To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above
BUSINESS OVERVIEW

Ball Corporation (Ball, the company, we or our) is the world’s leading supplier of aluminum packaging for the beverage, personal care and household products industries. In 2025, our total consolidated net sales were $13.16 billion.
Our largest product line is aluminum beverage containers and we also produce extruded aluminum aerosol containers, recloseable aluminum bottles across multiple consumer categories and aluminum slugs. We sell our aluminum packaging products globally to large multinational beverage, personal care and household products companies, as well as to numerous regional customers.
We exist to unlock the infinite potential of aluminum to advance a world free from waste. Our strategy comprises four pillars: executing every day, staying close to our customers, accelerating the substrate shift to aluminum and managing complexity to our advantage. We own and operate a global manufacturing network of 65 plants, and we employ approximately 16,000 employees worldwide. We have been in business for 146 years. Our headquarters is in Westminster, Colorado, and our stock is listed for trading on the New York Stock Exchange under the ticker symbol BALL.
BALL CORPORATION 2026 PROXY STATEMENT | 1

PROXY STATEMENT SUMMARY

2025 FINANCIALHIGHLIGHTS

In 2025, our company delivered record EVA® dollars, strong full year comparable operating earnings, record adjusted free cash flow, and record diluted earnings per share, achieved through leveraging our operating model and our strategic pillars of executing exceptionally every day, staying close to our customers, accelerating the substrate shift to aluminum, and managing complexity to our advantage. Our full year results were driven by enhanced operational performance, strategic cost reduction initiatives, volume growth across all beverage packaging segments, and a substantial return of capital to shareholders through share repurchases and dividends.
Maximizing shareholder value remained a top priority, and we executed one of the most significant share repurchase programs in our history, underscoring our confidence in the business and our commitment to disciplined capital allocation. To drive long term value and EVA® dollar generation, we maintained a relentless focus on supply and demand balance, cost efficiency, portfolio optimization, and capital return.
Executing through the Ball Business System and our strategic pillars, our team managed costs, strengthened performance, and delivered a record year for our company.

*
EVA dollar generation calculated using the historical EVA definition as described on page 38.

2 | WWW.BALL.COM/INVESTORS

PROXY STATEMENT SUMMARY

COMPANY SUSTAINABILITY

OUR COMMITMENT TO SUSTAINABILITY
Since Ball’s founding in 1880, our stakeholders have trusted us to operate with integrity and accountability. Our customers look to us as a trusted partner to help them meet their sustainability goals and reporting requirements in a complex and changing environment. We start by setting rigorous standards for ourselves in everything we do and by ensuring we meet the expectations of our investors to uphold responsible business practices, including risk mitigation and regulatory preparedness.
We work to ensure the consistent adoption of these standards across Ball’s global business. We focus our sustainability efforts on product stewardship and social impact, as defined in our 2030 goals at www.ball.com/goals. Product stewardship includes real circularity, climate leadership, material health, resource efficiency and responsible sourcing. Social impact includes the health, safety and wellbeing of our employees, as well as belonging, inclusion and diversity, talent development, employee experience and community engagement. In our manufacturing facilities around the world, we work to continuously improve operational excellence, which includes decreasing our energy and water intensity, while also reducing air emissions and promoting recycling.
The Benefits of Ball’s Aluminum Products
At Ball, we have an expansive portfolio of aluminum cans and bottles that can be recycled over and over again. They serve a variety of needs from single use and recycle, to refill and reuse. Supported by the high economic value of aluminum scrap, at 75% cans have the highest recycling rates of any beverage packaging substrate globally and come with the highest average recycled content as well. Aluminum is also well suited to comply with upcoming sustainability compliance requirements for packaging in several parts of the world, which often come with higher fees for substrates with less favorable circularity credentials.
Ball is innovating and collaborating across the value chain, to establish and support initiatives to decarbonize the manufacturing of aluminum packaging and the entire aluminum sector, as well as increase global recycling rates. These efforts include programs to ensure a reliable supply of low carbon aluminum and renewable electricity for our operations, as well as advocating for effective recycling systems, and educating consumers about aluminum’s sustainability benefits. Our Real Circularity Vision is for aluminum to be truly recycled in a closed loop with minimum losses.
In addition, Ball is committed to 1.5 degree aligned science-based targets and achieving net zero carbon emissions prior to 2050. As outlined in our Climate Transition Plan www.ball.com/sustainability/climate-leadership, Ball is collaborating internally and externally to address all decarbonization levers.
From our Aluminum Stewardship Initiative (ASI) certified plants, to Cradle to Cradle Material Health certified coatings, Ball is working to ensure excellent sustainability credentials for our customers.
Commitment to Community
Ball’s commitment to the communities where we live and operate is an integral part of our culture. We continue to support organizations, programs and civic initiatives that advance sustainable livelihoods. Through our community engagement; via The Ball Foundation, employee giving and volunteerism, we enrich our local communities beyond providing jobs. Each year Ball and its employees donate, volunteer, and support non-profit organizations centered on building sustainable communities through recycling, education, and disaster preparedness and relief initiatives.

BALL CORPORATION 2026 PROXY STATEMENT | 3

PROXY STATEMENT SUMMARY

OVERVIEW OF DIRECTOR NOMINEES

Director and Principal Occupation	Age	Director Since	Independent	Audit	Finance	Human Resources	Nominating / Corporate Governance	Other Current Public Company Boards
John A. Bryant Former Chief Executive Officer, Kellogg Company	60	2018	Yes					■ Compass PLC ■ Coca-Cola Europacific Partners PLC ■ Flutter PLC
Aaron M. Erter Chief Executive Officer, James Hardie Industries	52	2024	Yes					■ James Hardie Industries PLC
Ronald J. Lewis Chief Executive Officer Ball Corporation	59	2025	No					■ None
Cynthia A. Niekamp Former Senior VP, Automotive Coatings, PPG Industries, Inc.	66	2016	Yes					■ PACCAR, Inc.
John E. Panichella Chief Executive Officer, Solenis	67	2025	Yes					■ None
Todd A. Penegor Chief Executive Officer, Papa Johns	60	2019	Yes					■ Papa Johns International ■ Dutch Bros
Cathy D. Ross Former Chief Financial Officer and Executive VP, FedEx Express	68	2017	Yes					■ None
Betty J. Sapp Former Director, U.S. National Reconnaissance Office	70	2019	Yes					■ None
Stuart A. Taylor II Chairman of the Board, Ball Corporation & Chief Executive Officer, The Taylor Group LLC	65	1999	Yes					■ Atmus Filtrations Technologies Inc. ■ Wabash National
Number of Meetings in 2025	Board: 6	5	4	6	4	Total: 25
 Committee Chair      Committee Member       Audit Committee Financial Expert
4 | WWW.BALL.COM/INVESTORS

PROXY STATEMENT SUMMARY

BOARD COMPOSITION AND ATTRIBUTES
Our Board represents a diverse and balanced mix of viewpoints, backgrounds, experience, skill sets and personal traits. Additional information about each director is provided in the biographies beginning on page 9.

Director Skills, Experiences and Attributes	# of Directors
Corporate Governance	7
Executive Leadership	9
Finance and Accounting	6
Global Business	8
Operations and Business Strategy	9
Public company board experience	6
Relevant industry experience	6
Public Policy/Trade	1
Corporate Responsibility/Sustainability	5
BALL CORPORATION 2026 PROXY STATEMENT | 5

PROXY STATEMENT SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

Board Independence

■ 8 of 9 directors are independent
■ Each of the four Board Committees is composed exclusively of independent directors
■ Independent Chairman of the Board
Board Diversity

■ 3 of 9 directors are women
■ 2 of 9 directors are ethnically diverse
■ Balanced director tenure
■ Board composition represents diversity in gender, ethnicity, age, skill and experience
■ Director Retirement Policy mandates retirement age
■ Periodic Board refreshment including 3 new directors in the past 5 years
Other Governance Best Practices

■ All corporate governance documents are available on our website www.ball.com/investors under “Corporate Governance”
■ Active Board and Management succession planning
■ Robust and regularly reviewed Business Ethics Code of Conduct and Executive Officers and Directors Business Ethics Statement
■ Rigorous compensation governance practices
■ Comprehensive Enterprise Risk Management process
■ Annual Board, Committee and individual director evaluations
■ Periodic one-on-one meetings between the CEO and each individual director
■ Engagement of outside compensation consultant
■ Regular executive sessions with nonmanagement and independent directors
■ Orientation training for all new directors and ongoing continuous education programs
■ Board oversight of corporate social responsibility, ESG, sustainability, cybersecurity and diversity and inclusion initiatives
■ Stock ownership guidelines for directors and executive officers
■ Each Board Committee reviews its charter annually
■ Frequent and regular shareholder engagement and outreach

6 | WWW.BALL.COM/INVESTORS

PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS

Compensation Policies and Practices
We adhere to sound practices and policies that advance the continuous improvement and accountability of our executive compensation program:
■
our Human Resources Committee (the “HR Committee”), composed entirely of independent directors, meets regularly with executives and senior management;

■
an independent compensation consultant reports directly to the HR Committee;

■
total compensation is reviewed via tally sheets;

■
we externally benchmark compensation levels and incentive design practices;

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dividend equivalents for stock awards that accrue during the vesting and/or performance periods are paid only if vesting terms and/or performance measures are achieved;

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perquisites are nominal and are not grossed-up for taxes;

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the HR Committee continually assesses the relationship between risk and our compensation programs;

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we have anti-hedging and anti-pledging policies for our executives and directors;

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cash incentive and stock compensation (including service-based and performance-based) to any executive officer (current or former) or executive at the level of vice president or above is subject to a robust recoupment (“clawback”) policy, including a shareholder-approved clawback provision;

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our change-in-control agreements have multiples that do not exceed two times pay and require a termination of employment following a change in control (“double trigger”) before severance benefits are due; and

■
excise tax gross-ups were eliminated in change-in- control agreements entered into after January 1, 2010 and do not apply to any currently employed executive officer.

2025 Target Total Compensation Mix
Consistent with our pay-for-performance and management-as-owners philosophy, the majority of the target total compensation for our named executive officers is variable and at-risk based strictly on performance. The emphasis on longer term compensation, through performance-based stock awards, stock options and time-based restricted stock units, ensures a strong continued alignment between our executives and shareholder interests.
2025 AVERAGE CEO TARGET COMPENSATION
2025 AVERAGE OTHER NEO TARGET COMPENSATION

BALL CORPORATION 2026 PROXY STATEMENT | 7

BOARD AND CORPORATE GOVERNANCE
OUR BOARD OF DIRECTORS

At Ball Corporation, we believe key qualities of a board member include vision, leadership, stewardship, knowledge, diligence, collegiality and discretion. Our directors have demonstrated their deep interest in and understanding of Ball’s mission, the ability to see the big picture, the courage to set direction to achieve our goals, and the integrity to serve the interests and pursue the objectives of the organization, as well as the interests of our shareholders and our other stakeholders. The Board is composed of members with diverse qualifications and experience that support the company’s business strategy and future business needs.
DIRECTOR SKILLS AND EXPERIENCE	John A. Bryant	Aaron M. Erter	Ronald J. Lewis	Cynthia A. Niekamp	John E. Panichella	Todd A. Penegor	Cathy D. Ross	Betty J. Sapp	Stuart A. Taylor II	# of 9 Directors
Corporate Governance	■	■		■	■	■	■		■	7
Executive Leadership	■	■	■	■	■	■	■	■	■	9
Finance and Accounting	■			■		■	■	■	■	6
Global Business	■	■	■	■	■	■	■	■		8
Operations and Business Strategy	■	■	■	■	■	■	■	■	■	9
Public Company Board Experience	■	■		■		■	■		■	6
Relevant Industry Experience	■	■	■	■	■	■				6
Public Policy/Trade								■		1
Corporate Responsibility / Sustainability	■		■		■	■			■	5
Defined Skills and Experience
Corporate Governance	Deep understanding of public company board governance, legal and regulatory matters, compliance, business ethics, anti-competitive practices and risk management
Executive Leadership	Experience as a CEO or senior executive leader in a large global business
Finance and Accounting	Senior leadership experience with management or oversight responsibility for complex financial or accounting matters in a large complex business and experience to be qualified as an audit committee financial expert
Global Business	Experience overseeing complex global operations, expansion into emerging markets and exposure to diverse business environments and cultural perspectives
Operations and Business Strategy	Senior leadership experience in strategic planning, sales, marketing, strategic planning, product development, engineering or manufacturing operations
Public Company Board Experience	Experience serving on other public company boards, currently or in the past
Relevant Industry Experience	Experience in a senior leadership position in manufacturing or the consumer packaging industry
Public Policy/Trade	Experience as a senior leader with governmental, regulatory or policymaking responsibilities
Corporate Responsibility/Sustainability	Experience with management or oversight of sustainability initiatives, including environmental matters, workplace health and safety, human capital management or community relations
8 | WWW.BALL.COM/INVESTORS

BOARD AND CORPORATE GOVERNANCE

DIRECTOR NOMINEES
JOHN A. BRYANT	AARON M. ERTER

■
Independent Director since 2018

■
Age 60

COMMITTEES
■Audit
■
Nominating/Corporate Governance

CAREER HIGHLIGHTS
Mr. Bryant was an executive at Kellogg Company for 20 years and was its Chief Executive Officer from January 2011 to September 2017.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Bryant joined Kellogg Company in 1998 and held a variety of roles including Chief Financial Officer; President, North America; President, International; and Chief Operating Officer before becoming Chief Executive Officer in January 2011. He retired as Chairman of the Board in March 2018 and Chief Executive Officer in September 2017. In addition to his role on Ball’s Board, Bryant serves as Chairman of the Board of Flutter PLC and is a Board member of Compass PLC and Coca-Cola Europacific Partners PLC. He has also served as a trustee of the W.K. Kellogg Foundation Trust, and on the Boards of Directors of Catalyst, The Consumer Goods Forum and Macy’s Inc. Mr. Bryant has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, manufacturing and strategy, and strategic planning. Mr. Bryant currently serves on the audit committees of two other public companies, and our Board of Directors has determined that, given his extensive financial experience, such simultaneous service will not impair his ability to effectively serve on Ball’s audit committee. Mr. Bryant’s extensive experience as a senior executive at a leading U.S. based public company, including as its Chief Executive Officer for seven years, make him well qualified to serve as a director.

■
Independent Director since 2024

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Age 52

COMMITTEES
■
Human Resources

■
Nominating/Corporate Governance

CAREER HIGHLIGHTS
Mr. Erter has held the position of Chief Executive Officer of James Hardie since September 2022. A highly experienced executive, Mr. Erter possesses deep expertise in global, multi-billion dollar organizations in the consumer and industrial sectors. Specifically, he has built and managed high-performing teams, is proficient in profit and loss management, strategy development, product development, marketing, sales leadership and M&A. Before coming to James Hardie, Mr. Erter served as Chief Executive Officer of PLZ Corp, a leader of specialty liquid and aerosol manufacturing. Mr. Erter’s other career experiences include Sherwin-Williams, where he served as global president for Sherwin’s Consumer and Industrial businesses, Valspar, where he was senior vice president and general manager of the company’s Consumer business and 15 years at Stanley Black & Decker where he held numerous leadership roles in sales and marketing for both the Black & Decker and DEWALT Brands. Mr. Erter serves on the Board of Directors for Chicagoland Habitat for Humanity and on the Advisory Board for the Pro Football Hall of Fame.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Erter holds a Bachelor of Economics from The Wharton School at The University of Pennsylvania and an MBA at The University of Notre Dame — Mendoza College of Business. Mr. Erter’s leadership roles, financial expertise and business experience make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ Compass PLC ■ Coca-Cola Europacific Partners PLC ■ Flutter PLC	OTHER CURRENT PUBLIC COMPANY BOARDS ■ James Hardie Industries PLC
BALL CORPORATION 2026 PROXY STATEMENT | 9

BOARD AND CORPORATE GOVERNANCE

RONALD J. LEWIS	CYNTHIA A. NIEKAMP

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Director since 2025

■
Age 59

COMMITTEES
■
None

CAREER HIGHLIGHTS
Mr. Lewis has been the Chief Executive Officer of Ball Corporation and a member of the Board of Directors since November 2025; prior to his current role he was the Chief Supply Chain and Operations Officer from 2024 to 2025 responsible for supply chain and operations for all of the Company’s lines of business; from 2021 to 2024 he served as Senior Vice President and Chief Operating Officer, Global Beverage Packaging at which time he was responsible for the commercial and operational performance of all beverage regions with all the regional presidents reporting to him; from 2019 to 2020 he served as President, Beverage Packaging Europe, Middle East and Africa.
Prior to joining Ball Corporation Mr. Lewis held various leadership positions at Coca Cola European Partners, Coca-Cola Enterprises, and The Coca-Cola Company. At Coca-Cola European Partners Mr. Lewis was the Chief Supply Chain Officer where he led international supply chain and logistics operations for the multi-national Coca-Cola bottler.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Lewis holds a Master of Business Administration from Kellogg School of Management with a focus in the areas of operations, marketing and finance. He also holds a Bachelor’s degree from Montana State University-Bozeman. Mr. Lewis’s leadership roles, experience with large, complex, global organizations in the beverage industry and executive leadership experience, make him well qualified to serve as a director.

■
Independent Director since 2016

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Age 66

COMMITTEES
■Finance
■
Human Resources

CAREER HIGHLIGHTS
Ms. Niekamp is a former senior executive of PPG Industries, Inc., having served from 2009 to 2016 as Senior Vice President of Automotive Coatings. Prior to that, she was President and General Manager of TorqTransfer Systems at BorgWarner Inc.; Senior Vice President and Chief Financial Officer at MeadWestvaco Corporation (now WestRock Company); and held various leadership roles at TRW, Inc. and General Motors Corporation.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Ms. Niekamp joined PPG in 2009 as vice president of automotive coatings and was promoted to senior vice president in 2010. She had responsibility for a multi-billion revenue business with operations across 15 countries and more than 6,000 employees. She also served as a member of the PPG operating committee until her retirement in 2016. While at PPG, Ms. Niekamp implemented a strategy to improve the financial performance of the business unit and to double its revenues. She also led growth into emerging countries, diversified the customer base and pursued strategic acquisitions. Previously, Ms. Niekamp served as president and general manager of BorgWarner’s TorqTransfer Systems division, a supplier of four-wheel drive systems to major automakers. In addition, Ms. Niekamp served in various executive roles for MeadWestvaco Corporation, including chief financial officer and vice president, corporate strategy, and has previously served on four other publicly traded company boards. Ms. Niekamp’s extensive management and public company board experience makes her well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ None	OTHER CURRENT PUBLIC COMPANY BOARDS ■ PACCAR, Inc.
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BOARD AND CORPORATE GOVERNANCE

JOHN E. PANICHELLA	TODD A. PENEGOR

■
Independent Director since 2025

■
Age 67

COMMITTEES
■
Audit

■
Finance

CAREER HIGHLIGHTS
Mr. Panichella is the Chief Executive Officer of Solenis, a leading global provider of water and hygiene solutions for consumer, commercial and industrial markets. Mr. Panichella was chosen to lead Solenis in 2014 when the Ashland Water Technologies division was renamed and separated from Ashland Inc. Mr. Panichella served as the President of Ashland Water Technologies and Senior Vice President of Ashland Inc. from 2013 to 2014. During Mr. Panichella’s tenure at Ashland Inc., he held several senior leadership positions including Group Operating Officer of Ashland Specialty Ingredients and Ashland Water Technologies from 2012 to 2013, President of Ashland Specialty Ingredients from 2008 to 2012, and President of Ashland Aqualon Functional Ingredients from 2006 to 2008.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Under Mr. Panichella’s guidance, Solenis has grown organically and through a series of M&A transactions. Since 2014, he has led the global expansion from 3,500 employees and 30 manufacturing facilities operating in 118 countries to 23,000 employees and 78 manufacturing facilities operating in 160 countries. Mr. Panichella also led Solenis through the merger with NCH Corporation in November 2025; the $4.6 billion acquisition of Diversey Holdings in 2023, and a merger with BASF’s paper and water chemical business in 2019, adding $4 billion in pro forma sales to Solenis’ business. Mr. Panichella has more than 40 years of experience in the global water industry. He is a member of the Board of Directors of the American Chemistry Council and the European Chemical Industry Council. Mr. Panichella holds a master’s degree in business administration from the University of Phoenix and a bachelor’s degree in chemistry from the University of Pittsburgh. Mr. Panichella’s experience leading and operating complex global businesses and ability to bring innovation and growth to Solenis as CEO, make him well qualified to serve as a director.

■
Independent Director since 2019

■
Age 60

COMMITTEES
■Audit
■Human Resources
CAREER HIGHLIGHTS
Mr. Penegor is the President and Chief Executive Officer of Papa Johns. Prior to this, he was the President and Chief Executive Officer of The Wendy’s Company. He served as Senior Vice President and Chief Financial Officer in 2013 and named President and Chief Executive Officer in 2016 until February 2024. Prior to joining Wendy’s, Mr. Penegor held a series of key leadership roles at Kellogg Company and Ford Motor Company.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Penegor has extensive experience as an executive in the food products and consumer goods industries. He joined Papa Johns International in August 2024 as President and Chief Executive Officer. Prior to joining Papa Johns, he served as President and CEO and Chief Financial Officer of The Wendy’s Company. Prior to joining The Wendy’s Company, Mr. Penegor worked at Kellogg Company, a global leader in food products, from 2000 to 2013 where he held several key leadership positions. Mr. Penegor also worked for 12 years at Ford Motor Company in various positions, including in strategy, mergers and acquisitions, the controller’s office and treasury. In addition to his role on the board at Ball, Mr. Penegor also serves on the Board of Dutch Bros. He also serves on the board of trustees of the Papa Johns Foundation. Mr. Penegor holds a Bachelor of Science degree in accounting and a Master of Business Administration in finance from Michigan State University. Mr. Penegor’s extensive experience as a senior executive at leading U.S. based public companies, including as the former Chief Executive Officer of The Wendy’s Company, make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ None	OTHER CURRENT PUBLIC COMPANY BOARDS ■ Papa Johns International ■ Dutch Bros
BALL CORPORATION 2026 PROXY STATEMENT | 11

BOARD AND CORPORATE GOVERNANCE

CATHY D. ROSS	BETTY J. SAPP

■
Independent Director since 2017

■
Age 68

COMMITTEES
■Audit
■
Nominating/Corporate Governance

CAREER HIGHLIGHTS
Ms. Ross was Chief Financial Officer and Executive Vice President, FedEx Express from 2010 until her retirement in July 2014. Prior to that, Ms. Ross was Senior Vice President and Chief Financial Officer of FedEx Express from 2004 until 2010; and Vice President, Express Financial Planning from 1998 to 2004.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
As CFO and Executive Vice President of FedEx Express, Ms. Ross was responsible for the company’s worldwide financial affairs, including financial planning, reporting and analysis, accounting and controls, global financial service centers, business technology, and long-range strategic planning. She was a member of the FedEx Express executive committee which was comprised of the company’s top executives and actively engaged in all major business decisions. Ms. Ross’ 30-year career with FedEx began in 1984 as a senior financial analyst, and she held roles of increasing responsibility with exposure to all areas of the company during her tenure at FedEx. Prior to joining FedEx, Ms. Ross worked for Kimberly-Clark Corporation in cost analysis and for a subsidiary of Proctor & Gamble. She holds a master’s degree in business administration with concentration in finance from the University of Memphis and a bachelor’s degree in accounting from Christian Brothers University in Memphis. Ms. Ross has extensive experience serving on public company boards, including her most recent service on the Board of Steelcase, Inc. from 2006 through December 2025. Ms. Ross’s leadership roles, experience with a large, complex, global organization, financial and executive leadership and experience, as well as service on other public company boards make her well qualified to serve as a director.

■
Independent Director since 2019

■
Age 70

COMMITTEES
■
Finance

■
Human Resources

CAREER HIGHLIGHTS
Ms. Sapp joined the National Reconnaissance Office (NRO), a joint Department of Defense — Intelligence Community organization, in 1997 and was named the first woman to serve as director of the NRO in 2012. During her time at the NRO, she successfully led the effort to the first clean independent audit for the IC. After serving as the 18th director of the NRO, Ms. Sapp retired in June 2019. Prior to working at the NRO, Ms. Sapp was Deputy Under Secretary of Defense for Portfolio, Programs and Resources in the Office of the Under Secretary of Defense for Intelligence. She also spent several years at the Central Intelligence Agency after (CIA) after spending the earlier part of her career as an officer of the United States Air Force.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Ms. Sapp served in a variety of strategic leadership roles at the NRO and within the U.S. government. In 2009, Ms. Sapp was appointed the Principal Deputy Director of the NRO. She was then appointed Director of the NRO in 2012. At both the CIA and NRO, she obtained valuable experience in cybersecurity and related areas. Ms. Sapp also served in the United States Air Force for 17 years in various acquisition and financial management positions on space and aircraft systems. Ms. Sapp holds a bachelor’s degree in biological sciences, magna cum laude, from the University of Missouri and a master’s degree in business administration from the University of Missouri- Columbia. Ms. Sapp is Level III certified in government acquisition and was certified as a defense financial manager. Ms. Sapp’s leadership experience and extensive government, cybersecurity and defense expertise make her well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ None	OTHER CURRENT PUBLIC COMPANY BOARDS ■ None
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BOARD AND CORPORATE GOVERNANCE

STUART A. TAYLOR II

■
Independent Director since 1999

■Chairman of the Board since 2025
■
Age 65

COMMITTEES
■
Human Resources

■Nominating/Corporate Governance
CAREER HIGHLIGHT
Mr. Taylor has been the Chief Executive Officer, The Taylor Group LLC, Chicago, Illinois, since June 2001; he was also Senior Managing Director, Bear, Stearns & Co. Inc., Chicago, Illinois, 1999 to 2001.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Prior to starting his own private equity firm, Mr. Taylor spent 19 years in investment banking. The majority of that time was spent at Morgan Stanley in its Corporate Finance Department. In that capacity he executed a number of mergers and acquisitions and financings. He also spent time at several other firms including Bear Stearns where he was a Senior Managing Director and Head of the Chicago office. In 2001, Mr. Taylor established The Taylor Group LLC, of which he is Chief Executive Officer, a successful investment company that primarily invests in small to mid-market businesses. Mr. Taylor has served on the Board of Directors of Ball since 1999, acted as our Presiding Director from 2004 to 2008, was elected Lead Independent Director in 2019 and Chairman of the Board in 2025. Mr. Taylor’s extensive experience as an investment banker, entrepreneurial investor and Board member make him well qualified to serve as a director and Chairman of the Board.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ Atmus Filtrations Technologies Inc. ■ Wabash National
BALL CORPORATION 2026 PROXY STATEMENT | 13

BOARD AND CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

On November 10, 2025 the Board adopted a leadership structure that separated the roles of the Chairman of the Board and the Chief Executive Officer and elected Mr. Taylor to serve as the Non-executive Board Chairman. The separation of the Board Chairman and CEO positions will allow Mr. Lewis, to focus on managing the day-to-day operations of the business while allowing Mr. Taylor to manage the Board’s oversight and governance functions.
Mr. Taylor has been a member of the Board of Directors since 1999 and, prior to his appointment as Chairman of the Board, Mr. Taylor served as the Lead Independent Director and the Chair of the Nominating/Corporate Governance Committee. The Board believes that Mr. Taylor’s leadership experience on the Board places him in the best position for leading the Board in its oversight of the Company’s strategic initiatives and achievement of its objectives.
As the Non-executive Chairman of the Board, Mr. Taylor is able to:
■
set the agenda of and preside over Board meetings;

■
focus the Board on the strategic priorities and risks of the business;

■
facilitate communication between the Board and management;

■
coordinate the activities of the independent directors, including calling meetings and chairing executive sessions of the independent directors;

■
oversee the CEO performance evaluation & succession process;

■
oversee board evaluation & effectiveness reviews; and

■
participate in shareholder engagement activities.

DIRECTOR INDEPENDENCE

Majority Independent Board
The Board has adopted a director independence policy that is consistent with the director independence requirements in the NYSE Listing Standards. Our Corporate Governance Guidelines provide that a majority of the Board must be independent. Based upon the NYSE director independence standards, each of the members of the Board was and currently is independent with the exception of Mr. Lewis.
Compensation Committee Interlocks and Insider Participation
The Human Resources Committee performs the functions of a standing compensation committee and is comprised of independent members in accordance with the requirements of the NYSE Listing Standards. No member of the Human Resources Committee has ever been an officer or employee of the company, and no member has had any relationship with the company that requires disclosure in accordance with the applicable SEC rules relating to compensation committee interlocks and insider participation.

BALANCED BOARD COMPOSITION

Board Refreshment
We believe our current Board of Directors benefits from a combination of recently added directors with fresh perspectives and longer-serving directors with extensive experience and a deep understanding of our business. Over the past several years, a number of Directors have retired, bringing opportunities to enhance the composition of our Board. The composition of the Board has been refreshed with an eye toward financial, organizational and industry expertise, and other important factors.
Key highlights of our Board refreshment journey include:
■
3 of 9 directors have joined the Board in the past 5 years

■
the election of Mr. Taylor as Independent Chairman of the Board in November 2025

■
the average age of our directors is 63 years

■
the average tenure of our directors is 8 years

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BOARD AND CORPORATE GOVERNANCE

The current Board is well balanced, with a mix of long- standing and newer directors.

Diversity
In considering candidates for Board positions, our Nominating/Corporate Governance Committee reviews individuals with diverse background and skills. Our directors’ differing viewpoints, experience and skill sets have contributed to a talented and capable Board that reflects Ball’s overall diversity. The Committee will continue to identify opportunities to improve the skills, qualifications, independence, diversity, tenure and refreshment of our Board in considering candidates. In addition to seeking characteristics such as business and professional experience, education and skills, the Committee’s robust review process considers a variety of other factors, including diversity of background.
How We Select Nominees
All of our directors are elected annually. Our Nominating/Corporate Governance Committee recommends candidates for nomination by our Board. Candidates may also be submitted by current directors, by management, or (as described below) by shareholders. Candidates nominated by our Board are assessed and interviewed by the Nominating/Corporate Governance Committee and by other Board members, considering the values and needs of the organization.
The Committee seeks candidates who meet, at a minimum, the following criteria:
■
have sufficient time to attend or otherwise be present at Board, relevant Board committee, and shareholders meetings;

■
will subscribe to Ball Corporation’s Corporate Governance Guidelines and the Executive Officers and Directors Business Ethics Statement;

■
demonstrate credentials and experience in a broad range of corporate matters;

■
have diversity of experience, qualifications, attributes and skills that would complement the experience already represented on the Board;

■
are not affiliated with special interest groups that represent causes or constituents that are inconsistent with the purpose or objectives of the company; and

■
meet the criteria, if any, for being a director as set forth in the Indiana Business Corporation Law, Ball’s Articles of Incorporation, and Bylaws.

Where needed, our recruiting practices ensure that candidates meet the NYSE and SEC requirements for financial literacy, accounting or financial management expertise, or audit committee financial expert status.
BALL CORPORATION 2026 PROXY STATEMENT | 15

BOARD AND CORPORATE GOVERNANCE

The Nominating/Corporate Governance Committee will consider candidates recommended by shareholders no later than November 17, 2026. Any recommendation from a shareholder should be in writing and addressed to:
The Chair of the Nominating/Corporate Governance Committee Ball Corporation c/o Corporate Secretary 9200 W. 108th Circle Westminster, Colorado 80021
Retirement Policy
Ball has a mandatory retirement age for all Board members, in part to ensure the Board benefits from a balanced mix of perspectives. Candidates will not be nominated, and existing directors may not seek re-election, after they reach the age of 75.
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BOARD AND CORPORATE GOVERNANCE

RISK OVERSIGHT

Our Board of Directors is responsible for overseeing the risk management function and enterprise risk management. Additionally, each Board committee considers the specific risks within its area of responsibility. In particular, the Audit Committee has primary responsibility for overseeing key aspects of financial and legal risk management; and the Nominating/Corporate Governance Committee has primary responsibility for overseeing sustainability matters, including environmental, social and governance, IT and cybersecurity risks.
Key Responsibilities of the Board
Oversight of Risk	Business Strategy	Succession Planning
■ Monitor the Company’s compliance with Internal Controls ■ Oversee the Company’s annual audit and quarterly reviews ■ Review the Company’s Enterprise Risk Management Program	■ Oversee the Company’s strategic plan and annual operating plan ■ Approve significant capital expenditures and investments ■ Approve the Company’s share repurchase authorization
■
Oversee succession planning and talent development of executive leadership

■
Oversee the Company’s compensation strategy and practices

■
Manage Board refreshment and monitor the Board’s performance

Key Responsibilities of Management
Risk Management	Business Execution

■
Implement the Company’s Enterprise Risk Management Program

■
Develop plans, programs and strategies to manage and mitigate the Company’s business risks

■
Foster the Company’s culture of Ethics and Compliance

■
Monitor and execute the Company’s internal controls, legal, regulatory and compliance obligations

■
Execute the Company’s strategic plans and annual operating plan as approved by the Board

■
Leverage the Company’s assets, resources and opportunities to grow the business and maximize shareholder value

■
Develop innovative sustainable solutions to serve the needs of the Company’s customers

■
Hire, retain and motivate the Company’s workforce to advance the Company’s objectives

Enterprise Risk Management
Our Enterprise Risk Management process is designed to ensure ongoing attention to various potential risk areas, and is supervised by our Senior Vice President and Chief Legal Officer, with annual reporting to and oversight by our Board. Key corporate and divisional risks are systematically identified and assessed on a regular basis. In addition, our Internal Audit Department conducts regular audits of the company’s internal controls and business processes, and provides risk assessments and analyses to our Audit Committee.
The Board recognizes the importance of maintaining the trust and confidence of our customers, suppliers and employees. Ball has a dedicated, globally distributed information security team that is responsible for leading information security strategy, standards and processes. The internal team partners closely with a strong network of external partners, including conducting annual external audits. Ball also maintains cybersecurity insurance for significant portions of the business. The head of information security keeps the Board fully informed of information security matters with an annual update and timely reports on any important information security events.
We believe our directors provide effective oversight of risk management through the Board’s regular dialogue with management, the Enterprise Risk Management process, annual Board and Committee self-evaluations, and regular assessments of specific risks by each Board committee within its area of responsibility. In addition, the Board maintains effective independent oversight of Ball’s management and business generally through a number of governance practices, including open and direct communication with management, input on meeting agendas, annual performance evaluations, and regular executive sessions.
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BOARD AND CORPORATE GOVERNANCE

BOARD AND COMMITTEE SELF-EVALUATIONS

The Board annually conducts a robust self-evaluation process to assess the effectiveness of the Board, its committees and individual directors to make recommendations regarding its organization and operation. The self-evaluation process includes the collection of director feedback through an anonymous written survey, through discussions among the directors in executive sessions led by the Board’s independent Chairman and through one-on-one meetings between the Board Chairman and each director. In 2025 the Board Chairman conducted one-on-one meetings with each director to discuss the evaluations, director performance and other matters raised by the directors. The evaluation process is reviewed every year to ensure it remains relevant and effective.
DIRECTOR TRAINING

The Board is focused on onboarding of new directors, Board education, and team building to preserve the Board’s cohesive, professional and collaborative environment. All new directors receive orientation training soon after being elected to the Board. Continuing education programs are made available to directors including internal presentations, third-party presentations and external programs.
BOARD MEETINGS

The Board meets regularly at least five times per year. The directors are expected to attend all meetings of the Board, relevant committee meetings, and the Annual Meeting of Shareholders. The Board held six Board meetings during 2025. Every director attended more than 75% of the aggregate of the total number of meetings of the Board, and the total number of meetings held by all committees of the Board on which the director served. All directors on the Board attended the 2025 Annual Meeting.
Nonmanagement directors meet as a separate group at each regularly scheduled Board of Directors meeting. Independent directors meet in executive session at each board meeting. Such meetings promote open discussion by independent directors, enabling them to serve as a check on management.
SHAREHOLDER ENGAGEMENT

Every year we engage our institutional investors to discuss our shareholders’ priorities. In 2025 our management team met with over 100 shareholders throughout the year and discussed a number of topics, including the Ball Operational Excellence and Ball Commercial Excellence initiatives. Shareholder feedback was positive.
Contacting Our Board
Shareholders or others can send written communications to the Board, to individual directors, to Board committees, or to the Chairman of the Board. All such communications should be sent in care of the Corporate Secretary as shown below:
Ball Corporation Attention: Corporate Secretary 9200 W. 108th Circle Westminster, Colorado 80021
Ball has established additional means for interested parties to send communications to the Board and selected committees, which are described on our website at www.ball.com/investors under “Corporate Governance.”
Shareholder proposals for inclusion in our proxy materials must be communicated as described below under “Voting and Meeting information — Shareholder Proposals for 2027 Annual Meeting.”
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BOARD AND CORPORATE GOVERNANCE

BOARD AND COMMITTEE MEMBERSHIP

BOARD COMMITTEES
The Board has four standing committees, as shown below. All of the directors serving on the Board’s committees are independent. Each committee operates under a written charter that is available on our website at www.ball.com/investors under “Corporate Governance.”
COMMITTEES
Director	Independent	Audit	Finance	Human Resources	Nominating / Corporate Governance
John A. Bryant	Yes
Aaron M. Erter	Yes
Ronald J. Lewis	No
Cynthia A. Niekamp	Yes
John E. Panichella	Yes
Todd A. Penegor	Yes
Cathy D. Ross	Yes
Betty J. Sapp	Yes
Stuart A. Taylor II	Yes

(1)
Michael J. Cave and Dune E. Ives are not standing for reelection. In 2025 Cave was a member of the Audit and Finance committees and Ives was a member of the Finance and Nominating/Corporate Governance committees.

Board Chair	Committee Chair	Committee Member	Audit Committee Financial Expert
BALL CORPORATION 2026 PROXY STATEMENT | 19

BOARD AND CORPORATE GOVERNANCE

AUDIT COMMITTEE

MEMBERS
■Cathy D. Ross
■
John A. Bryant

■
Michael J. Cave

■
John E. Panichella

■
Todd A. Penegor

MEETINGS IN FISCAL 2025
The Board has determined that each member of the Audit Committee is financially literate as required by the NYSE Listing Standards, has accounting or financial management expertise, and Bryant, Cave, Penegor and Ross are audit committee financial experts as that term is defined in SEC regulations.

AUDIT COMMITTEE REPORT
►
The Report of the Audit Committee appears on page 67 of this Proxy Statement.

PRIMARY RESPONSIBILITIES
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities to oversee management’s conduct and the integrity of Ball’s public financial reporting process, including the oversight of:
■
accounting policies;

■
the system of internal accounting controls over financial reporting;

■
disclosure controls and procedures;

■
the performance of PricewaterhouseCoopers LLP as Ball’s independent registered public accounting firm (the “independent auditor”);

■
the Internal Audit Department; and

■
legal and regulatory compliance.

The Audit Committee is also responsible for:
■
engaging and evaluating Ball’s independent auditor and its lead engagement partner, including the qualifications and independence of both;

■
resolving any differences between management and the independent auditor regarding financial reporting;

■
reviewing and preapproving all audit and non-audit services provided by the independent auditor; and

■
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

FINANCE COMMITTEE

MEMBERS
■Cynthia A. Niekamp
■
Michael J. Cave

■
Dune E. Ives

■
John E. Panichella

■
Betty J. Sapp

MEETINGS IN FISCAL 2025
PRIMARY RESPONSIBILITIES
The primary purpose of the Finance Committee is to assist the Board in fulfilling its responsibility to oversee:
■
Ball’s financing and related risk management activities;

■
the status of Ball’s retirement plans and insurance policies;

■
Ball’s policies relating to interest rates, commodity hedging and currency hedging; and

■
the hiring of experts, as deemed appropriate to advise the Committee in the performance of its duties.

The Finance Committee is also responsible for:
■
recommending to the Board omnibus share repurchase authorizations; and

■
recommending to the Board the amount and timing of dividends.

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BOARD AND CORPORATE GOVERNANCE

HUMAN RESOURCES COMMITTEE

MEMBERS
■Todd A. Penegor
■
Aaron M. Erter

■
Cynthia A. Niekamp

■
Betty J. Sapp

■
Stuart A. Taylor II

MEETINGS IN FISCAL 2025
HUMAN RESOURCES COMMITTEE REPORT
►
The Report of the Human Resources Committee appears on page 43 of this Proxy Statement.

PRIMARY RESPONSIBILITIES
The primary purpose of the Human Resources Committee is to assist the Board with input from executive management in fulfilling its responsibilities related to:
■
determining the compensation of the CEO and overseeing and approving the compensation of the other executive officers;

■
approving Ball’s stock and cash incentive compensation programs including awards to executive officers and the number of shares to be optioned and/or granted from time to time to Ball employees;

■
approving and receiving reports on major benefit plans, plan changes and determinations and discontinuations of benefit plans;

■
discussing Ball’s performance evaluation system and succession planning system, including discussions with the CEO about the succession plan for the CEO;

■
hiring experts, including executive compensation consultants, as deemed appropriate to advise the HR Committee;

■
management over independent compensation consultant;

■
assessing compensation-related risks; and

■
authorizing the administration of compensation programs and the filing of required reports with federal, state and local governmental agencies.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

MEMBERS
■Stuart A. Taylor
■
John A. Bryant

■
Aaron M. Erter

■
Dune E. Ives

■
Cathy D. Ross

MEETINGS IN FISCAL 2025
PRIMARY RESPONSIBILITIES
The primary purpose of the Nominating/Corporate Governance Committee is to assist the Board in fulfilling its responsibility to:
■
identify qualified individuals to become Board members;

■
recommend to the Board the selection of Board nominees for the next Annual Meeting of Shareholders;

■
address the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, Corporate Governance Guidelines and directorship practices;

■
oversee the evaluation of the Board and its committees; and

■
review and assess Ball’s sustainability activities and performance, including environmental, social and corporate governance risk.

BALL CORPORATION 2026 PROXY STATEMENT | 21

BOARD AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES
The Board has established Corporate Governance Guidelines to comply with the relevant provisions of Section 303A of the NYSE Listed Company Manual. The Corporate Governance Guidelines are available on our website at www.ball.com/investors under “Corporate Governance.” A copy of the guidelines may also be obtained upon request from Ball’s Corporate Secretary.
POLICIES ON BUSINESS ETHICS AND CONDUCT
Our long-standing Corporate Compliance function, which is chaired by the Global Head of Compliance. The Chief Legal Officer or Global Head of Compliance provides quarterly reports to management and to the Audit Committee. The Corporate Compliance function monitors compliance with the Business Ethics Code of Conduct and regularly reviews and updates the Code. The Business Ethics Code of Conduct is available on our website at www.ball.com/investors under “Corporate Governance”.
The Board has adopted a business ethics statement, the Ball Corporation Executive Officers and Directors Business Ethics Statement, which is designed to establish principles requiring the highest level of ethical behavior towards achieving business success within the requirements of the law and our policies. The Business Ethics Code of Conduct and the Executive Officers and Directors Business Ethics Statement are available on our website at www.ball.com/investors under “Corporate Governance.” Copies may also be obtained upon request from Ball’s Corporate Secretary.
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BOARD AND CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

The table below summarizes the 2025 compensation paid to each of our nonmanagement directors. The elements of the nonmanagement director compensation program are evaluated and determined by the Nominating/Corporate Governance Committee, which takes into account market data provided by the independent external compensation consultant. Updates for the program were approved for 2025 by the Nominating/Corporate Governance Committee to reflect the changes in Ball’s business and compensation strategy and to ensure improved market alignment. Changes included removing the incentive cash retainer and increasing the fixed cash retainer and increasing the Committee Chair fees in line with market. Following the separation of the Board Chair role from the CEO role and the appointment of Stuart A. Taylor II as Board Chair on November 10, 2025, a cash retainer for the Chair of the Board was introduced. As a result, the 2025 director compensation program consisted of:
Annual Compensation ($)
Fixed cash retainer	$125,000
Annual Restricted Stock Unit (RSU) award	$175,000
Chair of the Board additional cash retainer(1)	$240,000
Lead Independent Director additional cash retainer(1)	$40,000
Audit Committee Chair additional cash retainer	$25,000
Human Resources Committee Chair additional cash retainer	$25,000
Finance Committee Chair additional cash retainer	$20,000
Nominating/Corporate Governance Committee Chair additional cash retainer	$20,000
Special meeting or assignment fee (per meeting or assignment)	$750

(1)
The Lead Independent Director additional cash retainer applied up to November 9, 2025 and the Chair of the Board additional cash retainer applied from November 10, 2025.

On joining the Board, newly elected directors are awarded a pro-rated annual RSU award, reflecting the period of service from joining until the next scheduled annual award is granted. Nonmanagement directors may be able to defer certain portions of their compensation as detailed under “Non-Qualified Deferred Compensation.”
The Director Compensation Table sets out the compensation earned for 2025, with any other compensation payments noted.
DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)(4)	Total ($)
John A. Bryant	$125,000	$174,986	$—	$—	$20,250	$320,236
Michael J. Cave	$145,000	$174,986	$—	$—	$20,250	$340,236
Aaron Erter	$125,000	$174,986	$—	$—	$—	$299,986
Dune Ives	$125,000	$174,986	$—	$—	$22,825	$322,811
Pedro H. Mariani(5)	$41,552	$—	$—	$—	$—	$41,552
Cynthia Niekamp	$125,000	$174,986	$—	$—	$—	$299,986
John E. Panichella	$21,399	$87,251	$—	$—	$—	$108,649
Todd A. Penegor	$150,000	$174,986	$—	$—	$17,228	$342,214
Cathy D. Ross	$150,000	$174,986	$—	$—	$25,250	$350,236
Betty Sapp	$125,000	$174,986	$—	$—	$—	$299,986
Stuart A. Taylor II	$213,261	$174,986	$—	$—	$20,600	$408,847
BALL CORPORATION 2026 PROXY STATEMENT | 23

BOARD AND CORPORATE GOVERNANCE

(1)
Values represent fees for fixed annual cash retainer, Board Chair retainer, Lead Independent Director retainer and committee chair retainers paid under the nonmanagement director compensation program. Mr. Panichella received a pro-rated amount of his fixed annual cash retainer due to joining the Board on October 30, 2025. Mr. Mariani received a pro-rated amount of his fixed annual cash retainer due to retiring from the Board on April 30, 2025.

(2)
Reflects the fair value of RSU awards granted to nonmanagement directors in 2025, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation” (“Topic 718”). All continuing nonmanagement directors received an annual award of 3,369 RSUs, using the closing price of Ball’s common stock on April 30, 2025, at $51.94 per unit, resulting in a total award value of $174,986 for each director who was elected at the Annual Shareholders Meeting held on April 30, 2025. Mr. Panichella, who joined the Board on October 30, 2025, received a pro-rated award of 1,833 RSUs upon joining the Board, using the closing price of the Corporation’s common stock on November 14, 2025, at $47.60 per unit, resulting in a total award value of $87,251.

(3)
Values include the 20% company match, up to a maximum of $20,000 annually, available under the 2017 Deferred Compensation Company Stock Plan for Directors as described under “Non-Qualified Deferred Compensation” for Mr. Bryant, Mr. Cave, Ms. Ives, Mr. Penegor, Ms. Ross, and Mr. Taylor. Values also include Company matching charitable donations under the Matching Gifts Program for Directors for Mr. Penegor and Mses. Ives and Ross. Values also include the incremental cost of the personal use of the corporate aircraft for Mr. Taylor.

(4)
The incremental costs of the personal use of our corporate aircraft are determined based on the variable operating costs to the Corporation, including aircraft operating costs, supplies, jet fuel and ancillary costs. Because virtually all aircraft usage is for business travel, this methodology excludes fixed costs that do not change based on usage.

(5)
Mr. Mariani did not stand for reelection at the 2025 Annual Shareholders Meeting and retired from the Board on April 30, 2025.

Name	Aggregate Number of Outstanding Stock Awards as of December 31, 2025
John A. Bryant	13,425
Michael J. Cave	36,309
Aaron Erter	3,369
Dune Ives	5,052
Cynthia Niekamp	29,313
John E. Panichella(1)	1,833
Todd A. Penegor	9,462
Cathy D. Ross	17,743
Betty Sapp	10,667
Stuart A. Taylor II	182,025

(1)
Mr. Panichella joined the Board on October 30, 2025.

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BOARD AND CORPORATE GOVERNANCE

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

All nonmanagement directors are in compliance with our stock ownership guidelines. Each director is required to own Ball common stock valued at five times the total amount of their fixed annual cash retainer and has five years from the date of their election to meet this requirement. Stock which counts for this purpose is stock beneficially owned by the director or their spouse. As of February 27, 2026, Mr. Erter, who joined the Board in June 2024, and Mr. Panichella, who joined the Board in October 2025 are in the process of attaining the required shares within the prescribed timeframe.
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

We have adopted a policy requiring our executive officers and directors to comply with all SEC and NYSE requirements, concerning transactions between us and “related persons,” as defined in the applicable SEC and NYSE rules. To facilitate compliance with the related persons policy, the Board adopted procedures for the review, approval or ratification of any transaction required to be reported under the applicable rules. The policy provides that each executive officer and director will promptly report to the Chairman of the Board any transaction with Ball undertaken or contemplated by such officer or director, by any beneficial owner of 5% or more of Ball’s voting securities or by any immediate family member. The Chairman of the Board will refer any such transaction to the Chief Legal Officer for review and recommendation. Then the matter will be brought to the Nominating/Corporate Governance Committee to consider whether the transaction in question should be approved, ratified, suspended, revoked or terminated. This policy for transactions with related persons is part of the Executive Officers and Directors Business Ethics Statement.
The written form of the policy can be found at www.ball.com/investors under “Corporate Governance.” Any contractual or other relationships between Ball and other companies on whose boards our directors serve are arm’s length.
In September and November 2024, the Company entered into two statements of work for consulting services to be provided by G2M Insights pursuant to a Master Services Agreement entered into on April 6, 2020. The total cost of the consulting services provided in 2025 was $3,983,271.05. At the time that the Company entered into the statements of work, Jason Pitre, the spouse of Kathleen Pitre, senior vice president and president of Beverage Packaging, North and Central America, was an independent contractor at G2M Insights. Mr. Pitre’s work with G2M Insights is unrelated to the services provided to the Company and he was not involved in the engagement or delivery of services to the Company.

BALL CORPORATION 2026 PROXY STATEMENT | 25

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

CD&A TABLE OF CONTENTS
26	COMPENSATION DISCUSSION AND ANALYSIS
27	Executive Summary
27	Ball is Committed to Shareholder-Oriented Corporate Governance
28	Our Compensation Philosophy
28	Business Outcomes in 2025
28	NEO Compensation Has A Strong Pay-for- Performance Linkage
30	Elements of Executive Compensation in 2025
31	Role of the Human Resources Committee and Executive Compensation Consultant
31	Market Reference Points and Peer Groups
32	Process for Determining Executive Compensation
33	Summary of Changes Made to 2025 Executive Compensation
34	Specifics Related to 2025 Executive Compensation
40	Other Equity Awards
41	Other Executive Compensation Policies and Guidelines
43	REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS
44	COMPENSATION TABLES AND NARRATIVE
44	Summary Compensation Table
46	All Other Compensation Table
46	Grants of Plan-Based Awards Table
48	Outstanding Equity Awards Table
49	Option Exercises and Stock Vested Table
49	Non-Qualified Deferred Compensation Plans Table
51	Pension Benefits Table
53	Other Potential Post-Employment Benefits
60	CEO Pay Ratio
60	Pay Versus Performance
63	Equity Compensation Plan Information

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EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY
This Compensation Discussion and Analysis (“CD&A”) describes Ball Corporation’s business strategy and the alignment between our business strategy, shareholder interests, and our pay-for-performance executive compensation programs. We also discuss the specific compensation paid or awarded in 2025 to our named executive officers (“NEOs”).
NEO	Age	Title
Ronald J. Lewis	59	CEO(1)
Daniel W. Fisher	53	Former Chairman & CEO(2)
Daniel J. Rabbitt	57	Senior Vice President, Chief Financial Officer(3)
Howard H. Yu	54	Former Executive Vice President, Chief Financial Officer(4)
Carey S. Causey	48	Senior Vice President, Chief Growth Officer
Hannah S. Lim-Johnson	54	Senior Vice President, Chief Legal Officer
Scott A. Vail	48	Senior Vice President, Chief Supply Chain & Operations Officer(5)

(1)
Mr. Lewis was appointed as the company’s CEO and a member of the Board effective November 10, 2025. The Chair of the Board role was split from the CEO role, and Mr. Taylor was appointed Chair of the Board effective November 10, 2025.

(2)
Mr. Fisher stepped down from his position as Chairman and CEO effective November 10, 2025 and as a member of the Board effective November 18, 2025.

(3)
Mr. Rabbitt was appointed Interim Chief Financial Officer effective June 30, 2025 and then Senior Vice President and Chief Financial Officer effective November 10, 2025.

(4)
Mr. Yu stepped down from his position of Executive Vice President and Chief Financial Officer effective June 30, 2025.

(5)
Mr. Vail rejoined Ball on December 5, 2025 as Senior Vice President, Chief Supply Chain & Operations Officer, having previously been employed by Ball for nearly 4 years.

Ball Is Committed to Shareholder-Oriented Corporate Governance
Ball Corporation’s governance process ensures that our executive compensation program is maintained and updated to continually reflect excellence in pay-for-performance alignment. We follow a number of practices and policies to promote the continuous improvement and accountability of our executive compensation program.
COMPENSATION BEST PRACTICES

■ Decisions are made by the HR Committee of the Board, which is composed entirely of independent directors;
■ An independent executive compensation consultant is engaged by and reports directly to the HR Committee;
■ The HR Committee reviews total compensation using tally sheets;
■ Compensation levels and incentive design practices are benchmarked against industry peers;
■ Dividend equivalents for stock awards accrue during the vesting or performance period are paid only if the associated vesting terms or performance measures are achieved;
■ Nominal perquisites are not grossed-up for taxes;
■ We regularly assess the relationship between risk and our compensation programs;
■ Our executives are subject to meaningful stock ownership guidelines;
■ Our executives are prohibited from hedging or pledging their Ball Corporation stock;

■
Cash incentive and stock compensation (including service-based and performance-based) to any executive officer (current or former) or executive at the level of vice president or above is subject to a robust recoupment (“clawback”) policy, including a shareholder-approved clawback provision; and

■
Change-in-control agreements have multiples that do not exceed two times pay and require a termination of employment following a change in control (“double trigger”) before severance benefits are due. There are no excise tax gross ups.

The HR Committee is confident that our executive compensation program, our management-as-owners culture, and our pay-for-performance philosophy have directly contributed to the successful performance of the business and resulted in an executive team closely aligned with shareholder interests during 2025.

BALL CORPORATION 2026 PROXY STATEMENT | 27

EXECUTIVE COMPENSATION

Our Compensation Philosophy
Our compensation program is designed to accomplish several goals: to foster a pay-for-performance and management-as-owners culture which aligns the interests of management with shareholders; to deliver on strategic objectives and results; to provide competitive and reasonable compensation opportunities; and to support recruitment and retention of key executives. Balancing these objectives helps ensure accountability to our shareholders, who have broadly expressed support for our compensation program through regular engagements and an average 93% advisory vote in favor of NEO compensation over the last three years. We believe that offering several compensation elements that incorporate multiple absolute and relative performance metrics and measurement periods promotes our compensation goals.
Business Outcomes in 2025
Ball has a long-held “economic value added” (EVA) discipline, with the business and strategic initiatives being consistently measured through an EVA lens. EVA is sales less operating costs (“NOPAT” or net operating profit after-tax) less a cost of capital charge. For a long period of time, we have continuously sought to increase the total EVA generated each year, thereby creating sustainable shareholder value. With a focus on earning returns higher than the cost of capital, we have encouraged our leaders to make the best long-term decisions for our shareholders; to invest in innovation, technology and infrastructure capital to drive profitable growth; intelligently cut costs by implementing lean initiatives and process efficiencies; undertake focused outsourcing efforts; and seek to turn working capital faster or reduce working capital and assets.
Some of the actions taken in 2025 to enhance long-term EVA, enhance our ability to serve our customers and drive the economic and environmental sustainability of our company include:
■
returning over $1.54 billion of value to shareholders through share repurchases and dividends;

■
delivering on our strategic growth algorithm and generating record comparable diluted earnings per share for the corporation;

■
strengthening our North American aluminum beverage packaging platform through the acquisition of the Florida Can business, enabling us to optimize our network, enhance service to key customers, and support long-term growth across the region;

■
completing the joint venture of the aluminum cup business which aims to unlock growth, improve financial performance, and place the business in a structure better suited to scale it;

■
announcing the acquisition of the Benepack businesses in Belgium and Hungary, strengthening our capacity in EMEA and positioning the region for further growth;

■
achieving a Total Recordable Incident Rate (TRIR) of 0.98, exceeding safety targets and continuing our work on ambitious 2030 ESG and sustainability goals, including making progress towards, recycled content goals and our Climate Transition Plan;

■
supporting our global communities where we live and operate with employees supporting over 1,100 nonprofit organizations across 32 countries and contributing over 24,000 volunteer hours; and

■
receiving AAA MSCI ESG status, ISS Prime rating, as well as an A- for CDP Climate and maintaining Ball’s Aluminum Stewardship Initiative (ASI) certifications globally.

The strategic actions we took in 2025 reflect our commitment to long-term shareholder value creation. The foundation we are building, through growing volumes, improving robustness of cash flow, increasing EVA dollars and ensuring significant capital returns, positions us to drive sustained value for shareholders in the years ahead.
NEO Compensation Has a Strong Pay-for-Performance Linkage
Consistent with our pay-for-performance and management-as-owners philosophy, most of the target total compensation for our named executive officers is at-risk and varies with performance, with performance being measured by a number of absolute and relative measures, each of which drive shareholder value, as well as individual key strategic objectives. The following charts represent the mix of target total compensation awarded to our CEO and other NEOs in 2025. Our emphasis on longer-term compensation, through performance-based stock awards, stock options and time-based restricted stock units, ensures strong continued alignment between the interests of our executives and the interests of our shareholders.
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EXECUTIVE COMPENSATION

2025 AVERAGE CEO TARGET COMPENSATION	2025 AVERAGE OTHER NEO TARGET COMPENSATION

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EXECUTIVE COMPENSATION

Elements of Executive Compensation in 2025
The major elements of Ball’s compensation program for NEO’s in 2025 are shown in the table below, with the page number to find more information:
Compensation	Compensation Element	Purpose	Performance Measure(s)	Alignment with our Compensation Philosophy	►Page
SHORT-TERM ANNUAL CASH COMPENSATION	Annual Base Salary	Fixed element of pay based on an individual’s primary duties and responsibilities	Market competitive position-based pay reflecting skills, experience and performance	Competitive compensation element required to recruit and retain top executive talent	34
	Short Term Incentive Plan (“STI”)	Designed to reward achievement of specified annual corporate financial goals and individual goals	80% weighting on Business Performance metrics, comprised of: ■ 60% Adjusted Operating Cash Flow; and ■ 20% Unit Volume Growth 20% weighting: Individual Performance Objectives (IPOs)	Incentive linked to Ball’s business strategy and key strategic priorities for each NEO. Demonstrates pay for performance, drives shareholder value and a continued focus on strategic priorities as well as functional and regional objectives	35
LONG-TERM INCENTIVES (EQUITY)	Performance Stock Units (PSUs)	Designed to promote stock ownership through the achievement of key financial and sustainability targets over a 3-year period	The Core Measures are EVA and Diluted Earnings Per Share, equally weighted. The vesting outcome can be increased or decreased based on the performance of two Modifier Measures (Sustainability and Relative TSR)	Ties to our management- as-owners philosophy and rewards performance contributing to absolute EVA dollar growth and earnings per-share growth, while reinforcing disciplined execution through sustainability and safety performance 50% weighting in LTI program for NEOs	38
	Stock Options (options)	Designed to promote stock ownership and long-term performance	Stock price appreciation	Ties to our management- as-owners philosophy and rewards performance contributing to shareholder value through absolute stock price growth 25% weighting in LTI program for NEOs	39
	Restricted Stock Units (RSUs)	Designed to promote stock ownership and retention, with awards vesting after 3 years subject to continued employment	Value based on stock price	Ties to our management- as-owners philosophy 25% weighting in LTI program for NEOs	39
OTHER ONE-TIME INCENTIVES	One-time Restricted Stock Units (“RSUs”)	Designed to promote stock ownership, provide a recruitment, retention or performance-based incentive where appropriate and incentivize the creation of shareholder value	Value based on stock price or bespoke performance conditions	Granted from time-to- time and tied to our management-as-owners philosophy, generally in connection with the promotion or recruitment of individuals to facilitate ownership and retention or to incentivize a specific performance outcome	40
	Deposit Share Program (“DSP”)	Designed to promote financial investment in Ball, promote stock ownership and incentivize the creation of shareholder value	Value based on stock price	Granted from time-to-time (last offered in 2021) and tied to our management-as-owners philosophy, offering RSUs in exchange for the recipient voluntarily and newly investing in and holding shares of Ball stock	40
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EXECUTIVE COMPENSATION

ROLE OF THE HUMAN RESOURCES COMMITTEE AND EXECUTIVE COMPENSATION CONSULTANT
The HR Committee oversees the design of the executive compensation program and determines the compensation of our executive officers. The HR Committee is composed solely of nonmanagement directors, all of whom are independent.
The HR Committee retained Farient Advisors LLC (“Farient”), to serve as its independent compensation consultant (the “Consultant”), throughout 2025 to provide advice on best practices and market developments, as well as to give independent advice to the Committee. The Consultant reports directly to the HR Committee and performs no additional services on behalf of the company. The HR Committee assessed and confirmed the Consultant’s independence in 2025, and determined that no conflict of interest exists with the work the Consultant performs for the HR Committee. The Consultant develops recommendations for the HR Committee related to all aspects of the executive compensation program and works with management to obtain information necessary to develop those recommendations.
MARKET REFERENCE POINTS AND PEER GROUPS
We use two primary market reference points to benchmark our executive compensation to the competitive market, referred to as “Peer Group” and “General Industry.” This two-pronged approach provides a spectrum of relevant information on executive compensation levels, practices and trends in the marketplace. The HR Committee does not target pay to a specific market benchmark, but rather considers the range of market data available — along with tenure, company performance and individual performance — when setting pay for the NEOs.
The “Peer Group” is composed of companies within the containers and packaging, food and beverage, household durable and nondurable goods, and manufacturing industries. The HR Committee reviews this market data when setting compensation for the CEO and CFO because it is a transparent reference point for assessing pay levels among similarly situated CEOs and CFOs. In addition to pay levels, the HR Committee reviews executive tenure and performance data across the Peer Group when determining target pay levels. Compensation data for the Peer Group are collected from publicly available SEC filings.
“General Industry” market data reflects the broad talent market in which we compete and informs compensation decisions regarding all of our NEOs. The critical skills required by our management team have historically been found both inside and outside industries that are considered for our “Peer Group.” Therefore, the HR Committee believes it is appropriate to focus on General Industry market levels as the primary market reference point for evaluating the overall competitiveness of our executive compensation program. This data is size-adjusted to ensure that market levels are developed for like roles within businesses of similar size and scope. Data for the General Industry are collected from multiple proprietary survey sources published by leading market data providers.
In developing the Peer Group for 2025, Farient Advisers sourced objective, financial and industry criteria, and also used qualitative criteria regarding the nature of our business operations. Specifically, they used the following principles and criteria in identifying the Peer Group companies used in making pay decisions for 2025:
Design Principle	Criteria
Quantitative financial criteria to ensure organizations are comparable in terms of size and structure
■
Revenue in an approximate range of between 0.4x and 3.0x our revenues

■
Market capitalization (used as a secondary reference)

■
Growth oriented with 3-year revenue CAGR ≥4.0%

■
Ratio of market capitalization to revenue above 1.0x

■
Non-US revenue generally ≥20% of total revenue

Qualitative criteria regarding appropriate industry, business types and organizational complexity
■
Direct peers in the containers and packaging industry

■
Food & beverage companies with some aluminum packaged products where the consumer is the purchaser of the product

■
Durable and nondurable consumer products that may compete for “shelf-space” or provide complementary products to Ball’s consumer products

■
Broader manufacturing companies within the capital goods, chemical manufacturing, metals and other complex manufacturing industries

BALL CORPORATION 2026 PROXY STATEMENT | 31

EXECUTIVE COMPENSATION

Following a review in April 2024, the HR Committee approved the same Peer Group for 2025 as for 2024. The 2025 Peer Group, which was used to inform decisions in setting 2025 target pay for NEOs, consists of the following companies:

■ Avery Dennison Corporation	■ General Mills Inc.	■ Molson Coors Beverage Company
■ Campbell Soup Company	■ Graphic Packaging International	■ Packaging Corporation of America
■ ConAgra Brands, Inc.	■ International Flavors & Fragrances Inc	■ PPG Industries, Inc.
■ Crown Holdings Inc.	■ Kimberly-Clark Corporation	■ Silgan Holdings Inc.
■ Eastman Chemical Company	■ Keurig Dr. Pepper	■ The Sherwin Williams Company
The Consultant conducted a review of the 2025 Peer Group in April 2025 to determine whether any adjustments may be required due to various factors, including Ball’s overall financial performance and strategic outlook, for 2026. As a result of this review, the Consultant and Ball concluded that no changes were required to the Peer Group. Consequently, the same Peer Group was used to inform decisions about 2026 target pay for NEOs.
PROCESS FOR DETERMINING EXECUTIVE COMPENSATION
The HR Committee reviews and adjusts executive target total compensation levels, including long-term incentive levels, in January of each year.
We begin the annual process by reviewing each executive officer’s target total compensation in relation to the 50th percentile of the General Industry and/or Peer Group. The Consultant, in collaboration with our HR Total Rewards Department, gathers this data, presents it to management and the HR Committee in detailed reports providing a comparative analysis of our executive officer compensation to the market data.
Additionally, the Consultant creates a tally sheet for each executive, outlining the executive’s total target and actual pay history, as well as total proposed pay for the coming year, including equity pay under different performance scenarios. The HR Committee uses the tally sheets to analyze and determine executive officer pay recommendations and to understand each executive’s potential realizable compensation. The Consultant also prepares for the HR Committee an independent review and recommendation regarding the CEO’s compensation. In its deliberations, the HR Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to Ball’s unique structure and needs.
The HR Committee sets the CEO’s target total compensation package during an executive session without the CEO present. This is based on the HR Committee’s review of the Consultant’s recommendation, peer and competitive information, an assessment of the CEO’s relative tenure and individual performance, Ball’s financial and operating performance, and appropriate business judgment.
The CEO makes a recommendation for the target total compensation of other executive officers, including the other NEOs after reviewing each executive’s and the organization’s business performance and the executive’s responsibilities and experience relative to the competitive market information prepared by the Consultant. The HR Committee uses its business judgment to establish the compensation packages for the other executive officers considering the CEO’s recommendations, and each executive officer’s individual job responsibilities, experience and overall performance.
The company’s pay philosophy is to pay at or around the median of the market for each role. However, the HR Committee may set a particular executive’s target compensation higher or lower than the 50th percentile when circumstances warrant. For example, when reviewing compensation due to a promotion, an individual may be placed below the 50th percentile for the new role and then adjusted closer to the market median over time, in order to ensure the individual is successfully performing and growing into the new role. Similarly, a long-tenured, experienced and high-performing individual may be placed above median. The HR Committee may adjust an executive’s compensation level during the year as a result of a promotion. Such adjustments take into consideration competitive market data and recommendations from the Consultant and the CEO, as well as the additional responsibilities and overall experience and performance of the executive.

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EXECUTIVE COMPENSATION

SUMMARY OF CHANGES MADE TO 2025 EXECUTIVE COMPENSATION
As referenced in last year’s Proxy Statement, during 2024 the HR Committee reviewed Ball’s incentive programs in light of the company’s next chapter as a pure play aluminum packaging company following the successful sale of the Aerospace business. The HR Committee’s Consultant was engaged to provide an independent review of the current reward structure and to provide input on future design.
The design changes for 2025 were introduced to align to our strategy of simplifying sustainability for our customers by delivering scalable aluminum packaging solutions and to our ambition of achieving a $30 billion market capitalization by 2030 (30x30 Strategy). For 2025, we introduced a broader set of incentive measures focused on volume growth, adjusted operating cash flow efficiency, EPS and EVA growth, and TSR performance relative to the S&P 500. We also introduced Greenhouse Gas reduction and Safety measures into our incentives for the first time, reflecting their importance to Ball, its customers and other stakeholders, and reinforcing the pathway to our published long-term sustainability goals. These measures cascade to all employees who participate in the Short-Term and Long-Term incentive plans.
For 2025, we replaced EVA in our Short-Term Incentive Plan with Adjusted Operating Cash Flow (60% weighting) and Sales Unit Volume Growth (20% weighting), with the remaining 20% continuing to be based on key individual strategic goals for each NEO, as in 2024.
The core measures for the Performance Stock Units (PSUs) granted in 2025 are EVA and Earnings Per Share, equally weighted and measured over a three-year performance period, with two modifier measures: relative Total Shareholder Return (rTSR) (+/-10% pts), using the S&P 500 as the comparator group, and a Sustainability Scorecard (+/-10% pts), which has key indicators for Greenhouse Gas emission reductions (scope 1, 2 and 3) and Safety (Total Recordable Incident Rate reductions). The Sustainability Scorecard will be subject to a qualitative assessment by the HR Committee at the end of the three-year performance period.
Although we broadened the measures in our incentive plans for 2025, EVA continued to play a key role, with half the weighting of the PSU core measures tied to EVA. In addition, the other incentive measures are closely aligned with EVA principles, as sustainable cash generation, volume and earnings growth are critical components of long-term economic value creation. This integrated approach maintains continuity between short-term performance focus and long-term shareholder value creation.
The targets for the new performance measures in the STI and PSU awards for 2025 were approved by the HR Committee close to the start of the performance period. In place of automated target setting which we have used in the past, we moved to a new methodology to set targets. From 2025 onwards, the HR Committee sets targets each year for the core financial metrics in our STI plan (Adjusted Operating Cash Flow and Sales Unit Volume Growth for 2025) and PSU awards (EVA and EPS). Targets are set based on a range of relevant considerations (for example annual operating plan, 3-year forecasts for Ball and its competitors, probability calculations and other analysis) to ensure that the targets are achievable and motivational, while suitably stretching at the maximum payout level. In setting the targets for the 2025 PSU awards, EVA dollars were rebased to reflect the company size post-Aerospace sale and this is referred to as “New EVA” for the purposes of distinguishing from the historical EVA definition (“Prior EVA”). For more details, see section on Performance Targets under the heading Long-Term Equity-based Awards on page 38.
All Long-Term incentive (LTI) awards granted in 2025 were stock based as we replaced the Long-Term Cash Incentive Compensation plan with Restricted Stock Units (RSUs), thereby creating greater alignment with shareholders. We retained PSUs and stock options in the LTI program, with the following weightings for the NEOs: PSUs (50%), options (25%) and RSUs (25%). Performance for PSUs is measured over a 3-year period, RSUs have a 3-year vesting period and options vest one-quarter on each of the first four anniversaries of grant.
BALL CORPORATION 2026 PROXY STATEMENT | 33

EXECUTIVE COMPENSATION

SPECIFICS RELATED TO 2025 EXECUTIVE COMPENSATION
When determining 2025 target total compensation for NEOs, the HR Committee took into account the operating and financial performance in 2024, which resulted in the company delivering to shareholders $1.96 billion via share repurchases and dividends, and comparable net earnings of $977 million(equivalent to $3.17 per diluted share). In setting target pay, the Committee also considered the company’s share price performance and the NEOs contributions to the company’s achievements in 2024, including:
■
establishing an enterprise-wide strategy and new operating framework, the Ball Business System, aimed at creating process efficiency and improving our cost structure to better serve our customers;

■
strong year over year comparable diluted EPS growth of 9.3% through increased earnings, plant optimization efforts, lower interest expense and share repurchases;

■
deploying the proceeds of the aerospace business to deliver our net debt to EBITDA ratio to 2.5x and execute on a significant share repurchase program;

■
launching a strategic growth algorithm with clear metrics for investors, developing a new vision (“Our Purpose and Our Promise”) and launching a new company brand;

■
making the decision to transition our Cups business into a new structure, freeing up capital for projects that will yield more immediate returns for shareholders;

■
making measurable progress towards achieving our 2030 goals through expanding our lightweight aluminum packaging portfolio;

■
supporting our global communities where we live and operate with employees supporting over 1,800 nonprofit organizations across 32 countries and contributing over 23,000 volunteer hours; and

■
achieving an MSCI ESG Rating of AAA, receiving a gold medal from Ecovadis as well as remaining on the Dow Jones Sustainability Index, North America, receiving an A- in the CDP’s climate change questionnaire in 2024 and continuing to prioritize Aluminum Stewardship Initiative (ASI) certification.

2025 Base Salary
Base salary levels are set based on factors such as job responsibilities, the Committee’s and the CEO’s judgment of performance and contribution to overall business performance, tenure and experience level, internal base pay increase budgets by country, external market base salary movement, and market competitiveness as compared to 50th percentile data. The HR Committee reviewed base salary levels during the annual executive compensation review described in the previous section, and approved salary increases for NEOs in January 2025, with changes effective from January 1, 2025.
NEO	2025 Base Salary	Rationale
Ronald J. Lewis(1)	$1,000,000
2025 base salaries for all NEOs’ were based on the executive compensation review, including an analysis of external market data provided by the Consultant, and reflected an increase consistent with Ball’s base pay increase budget. For the CEO (Mr. Lewis), CFO (Mr. Rabbitt) and
Chief Supply Chain and Operations Officer (Mr. Vail) roles, the 2025 Base Salary reflects the promotional increases for these roles.

Daniel W. Fisher	$1,270,000
Daniel J. Rabbitt(2)	$700,000
Howard H. Yu	$764,400
Carey S. Causey	$613,600
Hannah S. Lim-Johnson	$592,020
Scott A. Vail(3)	$600,000

(1)
Mr. Lewis was appointed as CEO on November 10, 2025, having previously served as Ball’s Chief Supply Chain and Operations Officer. The Base Salary shown above represents his annual salary for the CEO role. His actual salary earned during 2025 is disclosed in the “Summary Compensation Table”.

(2)
Mr. Rabbitt was appointed as CFO on November 10, 2025. The Base Salary shown above represents his annual salary for the CFO role. His actual salary earned during 2025 is disclosed in the “Summary Compensation Table”.

(3)
Mr. Vail re-joined the company on December 5, 2025 as Ball’s Chief Supply Chain and Operations Officer. The Base Salary shown above represents his annual salary for this role. The pro-rated amount earned during 2025 based on his hire date is disclosed in the “Summary Compensation Table”.

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EXECUTIVE COMPENSATION

2025 Annual Incentive
The 2025 annual incentive was designed to encourage and reward the NEOs for making decisions that improve performance as measured by Ball’s Adjusted Operating Cash Flow (60% weighting) and Unit Volume Growth (20% weighting), with the remaining 20% based on key individual strategic goals for each NEO, which were approved by the HR Committee. The overall opportunity was capped at 200% of target. The design changes for 2025 were introduced to align the annual incentive to our strategy of simplifying sustainability for our customers by delivering scalable aluminum packaging solutions. The plan design is shown below.
2025 Annual Incentive Performance Targets
For 2025, Ball implemented a new approach to establishing annual incentive performance targets, replacing the prior formula-based target setting methodology with a process aligned to the Company’s operating plan and expectations for year-over-year improvement. Annual targets for the STI metrics are now set taking into account the Company’s strategic and financial priorities, anticipated market conditions, investor expectations, and the expected range of financial outcomes under the annual operating plan, while maintaining alignment with long-term value creation principles. For the 2025 STI, Ball established threshold, target, and maximum targets (performance levels) for Adjusted Operating Cash Flow and Unit Volume Growth that reflected the Company’s anticipated performance range and supported a clear and consistent payout structure.
The targets for 2025, together with the final outcomes, are shown in the table under the section called “Annual Incentive Payouts for 2025”.
2025 Annual Incentive Target Award Amounts
The HR Committee establishes a target incentive opportunity for each NEO every year. NEOs can earn higher awards for above-target performance (up to a maximum of 200% of target) or lower awards (possibly zero) for below-target performance. Target awards, which are expressed as a percentage of annual base salary, are established based upon individual responsibilities, individual performance, internal pay equity, our financial and operating performance, and market competitiveness as compared to the 50th percentile of market data.
The 2025 target incentive opportunity for each Executive Leadership Team (ELT) member, including NEOs, was dependent upon Ball’s organizational financial performance (80%) and Individual Performance Objectives (20%). The table below shows, for each NEO, the 2025 target incentive opportunity.
	Target Annual Incentive
NEO	% of Base as at 12/31/25	$ Value (pro-rated if applicable)
Ronald J. Lewis*	150%	$901,501
Daniel W. Fisher	150%	$1,905,000
Daniel J. Rabbitt*	90%	$325,340
Howard H. Yu	90%	$688,000
Carey S. Causey	90%	$552,200
Hannah S. Lim-Johnson	80%	$473,600
Scott A. Vail**	80%	$—

*
Messrs. Lewis and Rabbitt transitioned to the roles of CEO and CFO, respectively, on November 10, 2025. The % of Base shown above represents their full-year target % for those roles, and the Target $ Value reflects the pro-rated target based on their different roles during 2025.

**
Mr. Vail rejoined the Company on December 5, 2025 and his % of Base shown above represents his full-year target % as of re-hire, however he is not eligible to receive a 2025 incentive, hence the zero $ value.

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EXECUTIVE COMPENSATION

Annual Incentive Payouts for 2025
Business performance outcome
For the portion of the plan based on Ball’s corporate business performance results, there is no payout when actual Shipped Volumes are less than 107.5m units for 2025 and Adjusted Operating Cash Flow is less than $1,563m. A maximum payout of 200% may be achieved if Shipped Volumes are at least 111.8m units, representing a growth of 4% from the base year and Adjusted Operating Cash Flow is at $1,835m or above, representing growth of 12% from the base year.
Ball’s performance in 2025 relative to the targets set is shown in the table below.
Performance measure	Threshold (25% Payout)	Target (100% payout)	Maximum (200% payout)	Actual	Payout %
Adjusted Operating Cash Flow (75%)	$1,563m	$1,699m	≥$1,835m	1,765m	148%
Unit Volume Growth (25%)	107.5m	109.6m	≥111.8m	110.8m	154%
Overall Business Performance Factor					150%

(1)
The definition of Adjusted Operating Cash Flow (OCF) for STI purposes, as approved by the HR Committee, is Comparable EBITDA (as reported) plus changes in working capital (Trade Accounts Receivable, Trade Accounts Payable and Inventory). Within the HR Committee’s approved framework and the terms of the equity plan rules, the Committee has negatively adjusted the 2025 STI OCF achievement by a total of $394m/ This reflected the impact of removing acquisitions and adding back dispositions, accounting adjustments for CAPEX related payables, neutralizing the impact of currency fluctuations, factoring activity outside an agreed level and other Committee approved adjustments.

(2)
The definition of Unit Volume Growth for STI purposes, as approved by the HR Committee, is shipped volume growth, meaning cans/bottles that have left the building in the calendar year, as externally reported. Within the Committee’s approved framework and the terms of the equity plan rules, the Committee has negatively adjusted the 2025 STI Unit Volume Growth achievement by a total of 1,032m cans. This reflected the impact of removing acquisitions and adding back dispositions and other Committee approved adjustments.

Individual Performance Objectives Outcomes
Each ELT member, including NEOs, had Individual Performance Objectives (IPOs) for 2025 which were approved by the HR Committee in early 2025. Each ELT member had one consistent objective related to leadership as well as other goals related to specific key strategic business objectives within their remit.
In January 2026, the HR Committee and the Board evaluated the performance of the CEO against his IPOs and approved the outcome for this element of the annual incentive. The CEO recommended proposed IPO outcomes for each of the other ELT members, including NEOs, based on his assessment of their 2025 performance against goals. The HR
Committee considered the CEO’s recommendations and approved the final IPO outcomes for these individuals.
In determining the IPO outcomes for the NEOs, the HR Committee reviewed the details of performance against the IPOs for the year, a summary of which is set out below for the CEO.
CEO’s performance against objectives: Ronald Lewis
The Committee reviewed Mr. Lewis’ performance against his goals in the Chief Supply Chain and Operations Officer role for the period up to November 9, 2025 and in the CEO role from November 10 to the end of 2025. A summary of key achievements against goals is set out below.
Strategic Execution
Executing Exceptionally in Our Existing Business
■
Continued to evolve the Ball Business System continued to mature with a stronger cadence of KPIs, management routines, and operational discipline.

■
Achieved major initiatives in commercial/operational excellence, such as, the joint business planning process with customers, and roll out of the quality, safety and maintenance pillars.

Optimizing and Expanding Our Footprint
■
Delivered expansion projects across all regions, including production capacity expansions and improvements.

■
Managed greenfield initiatives in line with goals.

■
Successfully purchased and integrated the Winterhaven plant (US) and plants in Belgium and Spain. Announced acquisition of Benepack plants (Belgium and Hungary).

■
Completed the sale of our controlling interest in our UAC plant in Saudi Arabia and our PHC business in India.

Accelerating Substrate Shift & Category Expansion
■
Grew can market share versus other substrates across all categories (Carbonated Soft Drinks, Alcohol & Energy) and grew Ball market share at a rate greater than overall can market share.

Operational Excellence
■
Ball Operational Excellence (BOE) continued to strengthen operator capability, daily management routines, and cross-functional alignment.

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■
Safety performance improved with TRIR at 0.98, well ahead of plan and prior year.

■
Improved quality performance, with non-conformance below both target and prior year.

Financial Results
■
Achieved Volume Growth of +4.1% versus prior year and Operating Earnings of $1,554m, (+5.7% from prior year).

■
Achieved $956m of Free Cash Flow and EPS of $3.57 (+12% over prior year).

People, Leadership and Culture
■
Measured results across Engagement, Inclusion & Belonging, Manager Effectiveness, and Organizational Effectiveness, outperformed industry norms in each area.

■
On appointment as CEO, made key appointments to the leadership team.

Other NEOs performance against objectives
2025 was a year of significant financial and business achievements, as well as a year of leadership transition.
With regard to the assessment of the other NEOs’ performance, ELT members, including NEOs, achieved their shared leadership objective by operating as a cohesive, enterprise-first team focused on cultivating a high-performance, inclusive culture that supports sustainable growth and operational excellence. The ELT modeled the Ball Way of Leading, demonstrated growth-oriented leadership behaviors, and led through influence to embed the operating model, advance organizational transformation, and maintain stability through leadership transitions. Measurable progress was made in employee engagement, leadership capability development, and talent retention, while consistent operating discipline and collaboration enabled the company to meet or exceed core financial and strategic commitments, strengthening long-term competitive positioning and stakeholder value.
The following table shows the annual incentive awards earned in 2025 and paid in early 2026 as a result of the year’s business performance and IPO outcomes.
NEO	Overall Payout amt (USD)	Overall Payout % (of target)(3)
Ronald J. Lewis	$1,262,102	140%
Daniel W. Fisher(1)	$2,294,420	140%
Daniel J. Rabbitt	$455,476	140%
Howard H. Yu(1)	$477,719	140%
Carey S. Causey	$773,136	140%
Hannah S. Lim-Johnson	$663,062	140%
Scott A. Vail(2)	$—	—%
(1)
Messrs. Fisher and Yu received a prorated Annual Incentive payout based on time employed in the year up to their respective departure dates of November 10, 2025, and June 30, 2025.

(2)
Mr. Vail forfeited his 2025 Annual Incentive Award following his departure from the Company on August 30, 2025. As part of his rehire offer, the Company provided a $345,000 sign-on bonus to Mr. Vail.

(3)
Overall Payout % reflects 150% for the Business Performance Factor (80% weighting) and Individual Personal Objective (IPO) outcomes at 100% for each NEO (20% weighting).

Certain U.S. based executives, including the NEOs, may elect to defer the payment of all or a portion of their annual incentive compensation into the 2005 Deferred Compensation Plan (cash plan) and/or the 2005 Deferred Compensation Company Stock Plan (stock plan), as described under “Non-Qualified Deferred Compensation.”
2025 Long-Term Incentives
All Long-Term incentive (LTI) awards granted in 2025 were stock based as the Long-Term Cash Incentive Compensation plan was replaced with Restricted Stock Units (RSUs), thereby creating greater alignment with shareholders. Long-term incentive (“LTI”) compensation is designed to promote the achievement of Ball’s longer-term financial performance goals and enhanced Total Shareholder Return (“TSR”), as well as sustainability and safety priorities, with the 2025 LTI award mix approved by the HR Committee as follows:
■
50% Performance Stock units (“PSUs”);

■
25% Stock Options (“Options”); and

■
25% Restricted Stock units (“RSUs”).

2025 Long-Term Target Awards
The HR Committee sets the total target amount of LTI after considering individual roles and responsibilities, individual performance, internal pay equity, financial and operating performance, and market competitiveness as compared to the 50th percentile of market data. The HR Committee approved the following target awards for the 2025 LTI grants:
		Mix of Long-Term Incentive Vehicles
NEO	Total Target LTI Value ($)	PSUs	Stock Options	RSUs
Ronald J. Lewis(1)	$1,719,652	$859,825	$429,913	$429,913
Daniel W. Fisher	$8,325,000	$4,162,500	$2,081,250	$2,081,250
Daniel J. Rabbitt(1)	$320,000	$160,000	$80,000	$80,000
Howard H. Yu	$1,911,000	$955,500	$477,750	$477,750
Carey S. Causey	$1,319,240	$659,620	$329,810	$329,810
Hannah S. Lim-Johnson	$976,833	$488,417	$244,208	$244,208
Scott A. Vail(2)	$292,893	$102,513	$102,513	$87,868

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EXECUTIVE COMPENSATION

(1)
The 2025 target awards for Messrs. Lewis & Rabbitt reflect the roles they were in at the time of the 2025 grant, prior to their appointment as CEO and CFO respectively.

(2)
Mr. Vail’s 2025 target awards reflect the role he was in at the time of the 2025 grant. These awards were forfeited when he left the company on August 30, 2025.

As described below, a high portion of the LTI awards provide value only if Ball achieves positive stock price appreciation (Options) and/or strong financial performance against the performance metrics (PSUs).
Performance for the PSUs is measured over a three-year performance period. Since awards are made annually, results for any year are considered in each of three overlapping performance periods.
Long-Term Equity-Based Awards
Annual equity awards associated with target total compensation are typically granted in February. Equity awards may be granted at other times as part of an executive’s promotion, to recognize extraordinary performance, or for retention purposes. In addition, newly hired executives may receive equity awards when they join Ball.
In early 2025, the HR Committee approved the grant of PSUs, Options and RSUs to the NEOs and executive officers. All equity awards were granted under the Amended and Restated 2013 Stock and Cash Incentive Plan.
Performance Stock Units (PSUs) Performance Stock Units (PSUs) are designed to promote long-term share ownership and align executive compensation with the achievement of multi-year financial performance. The number of PSUs granted is determined based on the Company’s 60-day average stock price leading up to and including the grant date. PSU vesting is determined based on the achievement of two equally weighted core performance measures: Economic Value Added (EVA) and cumulative comparable diluted earnings per share (EPS), as well as two modifiers (related to sustainability and shareholder performance).
EVA measures economic profit by assessing operating earnings after taxes relative to the cost of capital employed, while cumulative comparable diluted EPS reflects the Company’s ability to generate profitable earnings growth on a per-share basis over the performance period.
Payouts for each of the core performance measures range from 0% to 200% of the target number of units granted. In addition, two modifiers apply which can each adjust the payout outcome from the core performance measures by plus or minus 10 percentage points, for a maximum combined adjustment of plus or minus 20 percentage points and an overall maximum of 220% of target units granted.
■
Sustainability Scorecard Modifier —  Assesses performance against environmental and safety objectives, based on greenhouse gas emissions reduction (scope 1, 2 and 3 emissions and CDP Full Corporate Score) and safety performance measured by Total Recordable Incident Rate (TRIR).

■
Relative Total Shareholder Return (rTSR) Modifier —  Measures the Company’s three-year total shareholder return relative to companies in the S&P 500 Index.

Performance Targets —  The targets for the 2025 PSU awards were set by the HR Committee based on a range of relevant considerations (including the AOP, 3-year forecasts for Ball and its competitors, probability modelling and other analysis) to ensure that the targets set were achievable and motivational, yet suitably stretching at the maximum payout level.
In 2025, the Company redefined the EVA definition of invested capital from the historical Operating Approach “Net Assets Method” to defining invested capital under the “Financing Approach” (Net Debt + Equity). This approach was adopted to reflect the company size post-Aerospace sale and to provide more transparency to investors regarding Ball’s invested capital post-sale. Under the new approach, EVA dollars were rebased using the Financing Approach and this was applied to setting the targets for the 2025-2027 PSU awards, and is referred to as “New EVA” for the purposes of distinguishing from the historical EVA definition (“Prior EVA”).
The 2025 PSU target of $131m of New EVA dollars (which is required in the final year of the performance period to receive a 100% of target payout), reflects an additional $22m of EVA dollars generated versus the reset 2024 baseline, a 20% increase. The stretch level of performance required for a 200% payout reflects $74m additional EVA dollars compared to 2024, which is a 68% increase from the base year.
	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)
New EVA dollars in final year of performance period (2027)	$79m	$131m	$183m
EPS Cumulative Comparable Diluted EPS (2025-2027)	$10.38	$11.05	$11.71
Payouts between Threshold and Target and between Target and Maximum are on a straight-line basis.
Based on the HR Committee’s qualitative assessment of outcomes for each aspect of the Sustainability Scorecard Modifier, the Core Measures performance outcome can be modified by plus or minus 10 percentage points as shown below.

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Sustainability performance*		Off track	Behind Plan	On track	Ahead of Plan	Over Achieve
Modifier outcome	GHG Emissions	-5% points	-2.5% points	No change	+2.5% points	+5% points
	Safety	-5% points	-2.5% points	No change	+2.5% points	+5% points

*
The Sustainability performance level is determined according to a Scorecard which has indicators of performance for each of the sustainability components: (i) GHG Emissions (Scope 1 and 2 GHG emissions, Scope 3 GHG emissions, CDP Full Corporate Score) (50%) (ii) Safety, measured by TRIR (50%). Performance against the indicators is reviewed and taken into account by the HR Committee in determining the final Sustainability performance level (off track, behind plan, on track, ahead of plan, over achieve).

The Core Measures performance outcome can be modified by plus or minus 10 percentage points depending on Ball’s total shareholder return (TSR) over the performance period relative to the S&P 500 companies as shown below.
rTSR performance*	< 35th percentile	>35th-45th percentile	>45th-55th percentile	>55th-65th percentile	>65th percentile
Modifier outcome	-10% points	-5% points	No change	+5% points	+10% points
Stock Options: Stock options are granted to reward executives for the creation of shareholder value, as options will only provide value to executives if the price of our stock increases from the grant date of the options. Stock options generally vest at 25% on each of the first four anniversaries of the grant date and expire ten years after the grant date. The number of options granted is based on the Black-Scholes value of our common stock on the date of grant.
Restricted Stock Units (RSUs): RSUs are granted to promote long-term share ownership and retention. The number of RSUs granted is determined based on the Company’s 60-day average stock price leading up to and including the grant date. RSUs vest in full at the end of a three-year service period, subject to continued employment. The value ultimately realized from RSUs is tied directly to the Company’s stock price, aligning executives’ interests with those of shareholders
Recently Concluded Awards
2023-2025 LTCIC —  Performance against the targets is summarized below.
Performance Measure	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)	Actual	Payout
TSR	37.5th percentile	50th percentile	75th percentile	14th percentile	0%
ROAIC (after tax)	7%	9%	11%	12.4%	200%
Overall payout%					100%
As a result, cash payouts (made in early 2026) to the NEOs were 100% of their target opportunities, as shown below:
NEO*	2023-2025 LTCIC payout
Ronald J. Lewis		$330,000
Daniel W. Fisher		$1,382,466
Daniel J. Rabbitt		$50,000
Howard H. Yu	$	N/A
Carey S. Causey		$90,000
Hannah S. Lim-Johnson	$	N/A
Scott A. Vail	$	N/A

*
Mr. Yu and Ms. Lim-Johnson were not employees at the time of grant of the 2023 LTCIC awards. Mr. Vail forfeited his 2023 LTCIC award when he the Company on August 30, 2025. Mr. Fisher’s award was pro-rated to reflect his time employed during the performance period.

2023-2025 PCRSUs —  Performance against the targets is summarized below.
Performance Measure	Threshold 0%	Target 100%	Maximum 200%	Actual	Payout %
Prior EVA dollars	63.7m	71.1m	80.2m	378.2m	200%
The outcome noted above reflects the definition and calculation methodology for Prior EVA dollars approved by the HR Committee at the time these awards were granted and in line with the historical Ball approach. There is one final PCRSUs cycle (2024-26) which was granted based on the prior EVA dollars methodology. The EVA metric for PSU awards granted in 2025 onwards reflects New EVA, which was rebased to reflect the company size post the Aerospace sale (see section on 2025 PSU targets on page 38 for further details).
As a result, the 2023-2025 PCRSUs vested at 200% of target for Ronald J. Lewis, Daniel W. Fisher, Daniel J. Rabbitt and Carey S. Causey. Mr. Fisher’s award was pro-rated to reflect his time employed during the performance period.
2024-2025 One-Off Performance Based Award
In 2024, in his prior role as Chief Supply Chain & Operations Officer, Mr. Lewis received a one-time award with a two-year performance condition based on the level of run rate cost reduction achieved by the end of 2025. This award was granted in recognition of the critical nature of his role and the skillset required to drive the transformation effort and deliver significant operational cost savings. There were no other compensation changes associated with Mr. Lewis taking on this role (other than a regular 2024 base pay increase). Performance against the targets is summarized below.
Performance Measure	Threshold 50%	Target 100%	Maximum 150%	Actual	Payout %
Cost out ($m)	$150m	$200m	$225m	$344m	150%
Mr. Lewis’ award vested at the maximum 150% of target, resulting in 20,138 RSU’s being released.

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EXECUTIVE COMPENSATION

OTHER EQUITY AWARDS
One-off Restricted Stock or RSUs
The HR Committee or CEO may approve the grant of one-off restricted stock or RSUs, which are generally provided in limited circumstances such as to newly promoted or newly hired employees. As permitted by the Amended and Restated 2013 Stock and Cash Incentive Plan, the HR Committee delegated to the CEO the authority to grant up to a maximum of 10,000 restricted shares or RSUs in a calendar year to any one individual who is not an officer. Any such grant is ratified by the HR Committee at its first meeting following the grant. Any such grants made in 2025 which were specified as a percentage of salary were typically converted to a number of Ball units based on the 60-day average closing stock price up to and including the day of grant, however they may be calculated on a different basis as defined by the HR Committee or the CEO.
Restricted stock awards and RSUs generally vest in specified increments on successive anniversaries of the grant date. These awards serve as a long-term incentive element, promote share ownership, and may provide a retention element and/or performance condition. The HR Committee approved a time-based RSU award to be granted to Mr. Rabbitt in July 2025 in recognition of his appointment as Interim Chief Financial Officer effective July 1, 2025. Mr. Rabbitt received an interim allowance rather than a salary increase at that time and the award was seen as critical to Mr. Rabbitt’s long-term retention, pending the appointment of a permanent CFO. The award value was $350,000 and the award vests on the third anniversary of grant, subject to continued employment through the vesting date.
Following the appointment of Mr. Lewis as CEO on November 10, 2025, Ball recruited Mr. Vail as Chief Supply Chain & Operations Officer. Mr. Vail had been VP of Operations and later Global Head of Ball Operational Excellence since 2021 and had left Ball on August 30, 2025 to pursue an opportunity elsewhere. As part of his recruitment package to return to Ball, Mr. Vail received an RSU award with a target value of $1,000,000. The award vests in one-third increments on each anniversary of the grant date, subject to Mr. Vail’s continued employment through each vesting date.
The details of one-off RSUs are reported in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table.”
Deposit Share Program
This program has been in existence for many years and is offered from time to time, with the last offer being in 2021.
Its purpose is to further drive an ownership culture, especially among new leaders who may have little-to-no Ball stock ownership, and to further align our leadership focus with shareholder interests. When offered, this program is only available to a participant who voluntarily acquires new shares of Ball common stock. Under the Deposit Share Program (“DSP”), for every common share of stock a participant acquires (during the specified acquisition period) and subsequently holds (for the minimum holding period outlined below) the participant receives one matching RSU. New shares may be attained in the open market, through the exercise of stock options, or, if eligible, deferral of annual incentive compensation to the Deferred Compensation Company Stock Plan. The DSP match is available up to a maximum number of shares pre-established by the HR Committee for each individual.
RSUs granted pursuant to the DSP are made on the 15th day of the last month of a calendar quarter after a participant submits adequate documentation detailing the acquisition of the newly acquired shares. Matching RSUs vest on one of two schedules. For a participant who has not met applicable stock ownership guidelines (a value equal to a multiple of base pay as outlined in the Stock Ownership Guidelines section of this CD&A), matching RSUs will cliff vest four years from the grant date as long as the participant continues to hold the associated newly-acquired shares during that complete four year period. If the participant meets their applicable stock ownership guideline by the second anniversary of the grant date and maintains those ownership guidelines on each subsequent anniversary throughout, the matching RSUs will vest at the rate of 30% at the end of the second and third years and 40% at the end of the fourth year. No new opportunities were offered to the NEOs under the DSP in 2025.
Retirement and Deferred Compensation Benefits
We strive for overall benefits to be competitive with the market. All NEOs participate in the same benefit plans and on the same terms as provided to all other U.S. salaried employees.
We sponsor a qualified defined benefit pension plan (the “Ball Pension Plan”) in the U.S. which covers all U.S. salaried employees, including the NEOs, who were employed prior to January 1, 2022. The Ball Pension Plan was closed to new participants on January 1, 2022, and employees hired, or rehired, on or after this date are not eligible for the plan, and may be eligible to receive an annual company contribution to the 401(k) savings plan. The benefit provided under the Ball Pension Plan is an accumulated annual credit based on base salary, the Social Security Wage Base and a multiplier that varies with length of service.

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Certain executives, including the NEOs, may also receive benefits under the non-qualified Supplemental Employee Retirement Plan (“SERP”), which replaces benefits that would have been available in the qualified pension plan but for the limits on covered compensation set by the Internal Revenue Code of 1986, as amended. The SERP is designed to provide retirement benefits calculated on base salary that exceeds the maximum amount of pay that can be included in the pension calculation under a qualified pension plan. The SERP was also closed to new participants on January 1, 2022, and executives hired, or rehired (or who otherwise would have been eligible based on meeting the compensation requirement), on or after this date are not eligible for this plan, and may be eligible to receive an annual company contribution under the deferred compensation program. Further information regarding the pension plans and the SERP appears in the “Pension Benefits Table”.
Our U.S. pension plans and SERP provide pension benefits based on base salary only. Incentive compensation is not included in the pension calculation.
Our 401(k) savings plan is a tax-qualified defined contribution plan that allows U.S. salaried employees, including the
NEOs, to contribute to the plan 1% to 55% of their base salary up to IRS-determined limits on either a before-tax or after-tax (Roth) basis. Ball matches 100% of the first 3% of base salary contributed, and 50% of the next 2% of base salary contributed, up to a maximum match of 5% of base salary contributed. Employees not eligible for the Ball Pension Plan may be eligible for an annual company contribution equal to 5% of their eligible compensation.
Additionally, we offer a non-qualified deferred compensation program to certain U.S. employees, including the NEOs, which provides for eligible participants to save amounts above qualified plan limits for retirement and other financial objectives. Under the terms of the deferred compensation program, participants are eligible to defer their annual incentive compensation, certain RSU awards or both. When amounts are deferred, participants become general unsecured creditors of the company and deferred amounts become subject to claims on the same basis as other general unsecured creditors. See “NON-QUALIFIED DEFERRED COMPENSATION PLANS TABLE” on page 49 for a more detailed description of our deferred compensation plans.

OTHER EXECUTIVE COMPENSATION POLICIES AND GUIDELINES
Risk Assessment
The HR Committee frequently reviews the relationship between risk and reward in our compensation programs through both recurring in-depth reviews and the ongoing review of any program changes as they occur. At this time, the HR Committee does not believe Ball’s compensation programs encourage excessive or inappropriate risk. Our internal assessment of risk confirms that our compensation arrangements are performance driven and have strong governance and control mechanisms.
The HR Committee’s Consultant conducted a risk assessment of our executive compensation programs in 2025 and reported the results to the HR Committee. The Consultant reviews a number of criteria regarding compensation design and governance and considers whether any of our programs, policies or practices may generate financial risks, operational risks or reputational risks. The Consultant did not identify any elements within our compensation programs and processes that pose material risk to Ball. In particular, the Consultant determined that Ball’s incentive plans and processes are well designed, diversified and appropriately structured to mitigate risk without diluting incentives for high performance.
Stock Ownership Guidelines
Consistent with our stock ownership philosophy, the HR Committee has established guidelines for senior management and executive officers, who are expected to achieve the required levels of ownership typically within five years of their hire or promotion. The 2025 stock ownership guidelines (minimum requirements) are as follows:
Executive	Ownership Multiple (of Base Salary)
CEO	6x
CFO	3x
SVPs and EVPs	3x
Stock which counts for this purpose includes Ball stock beneficially owned by the NEO or their spouse, including Ball stock held in their 401k, the Employee Stock Purchase Plan and in the Deferred Compensation Company Stock Plan.
All executive officers are in compliance with our stock ownership guidelines. Two of the NEOs, Ms. Lim-Johnson and Mr. Vail, who joined the company in September 2023 and rejoined the Company in December 2025, respectively, are in the process of attaining the required shares within the prescribed timeframe. Ms. Causey, promoted to her current role on January 1, 2024, is also in the process of attaining her updated requirement within the prescribed timeframe.

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Anti-Hedging and Anti-Pledging Policy
Ball employees, officers and directors may not engage in any transaction in Ball securities, including purchases, sales, pledges, hedges, loans and gifts, while they possess material nonpublic information. Additionally, insider employees, including Section 16 officers and their immediate family members and entities they control, may not engage in hedging transactions (such as equity swaps and forward sale contracts), that would neutralize the economic risk associated with holding Ball Corporation common stock. Executives and directors are permitted to use contracts to purchase or sell Ball Corporation common stock including pursuant to SEC Rule 10b5-1, subject to preapproval and applicable rules, but put and call options, pledging, and short selling transactions are not permitted. Directors and officers are also prohibited from holding Ball Corporation securities in margin accounts and from pledging Ball Corporation securities as collateral for a loan.
Recoupment (“Clawback”) Policy
The company adopted an updated Incentive Compensation Recoupment Policy in October 2023 to address the recovery of erroneously awarded incentive-based compensation in compliance with the rules set forth in Section 10D-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related listing rules of the New York Stock Exchange (the “NYSE”), specifically including Section 303A.14 of the NYSE Listed Company Manual. This new policy supplements the company’s already existent recoupment provisions within the Amended and Restated 2013 Stock and Cash Incentive Plan ensuring that the company is in compliance with, and in several elements in excess of, the Exchange Act minimum requirements. The company’s current recoupment policy is summarized below.
If the company is required to restate financial results due to noncompliance with financial reporting requirements, the company shall take action to recoup the amount of incentive-based compensation from all executive officers (current or former) subject to the NYSE requirements which exceeded the amount of incentive-based compensation that otherwise would have been paid, vested or issued to the executive officers had the amount been determined based upon the results of the financial restatement.
Additionally, if the company finds that an executive officer or executive at the level of vice president or above has engaged in acts such as fraud, intentional misconduct or actions causing harm to Ball Corporation, and as a result received undue compensation, it reserves the right to take corrective measures, including but not limited to, recoupment of any compensation, wherever it may reside. This applies even if the acts do not require a financial restatement and even if the compensation is not incentive-based compensation. Remedial actions may include, as allowed by law and, consistent with existing plan documents, requiring the reimbursement or cancellation of incentive compensation, including options, RSUs, and other service-based awards.
Policies and Practices Related to the Grant of Certain Equity Awards
The Company grants awards without regard to the share price or the timing of the release of material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. Our long-term incentive program includes the grant of stock options. In accordance with our annual compensation cycle, annual equity awards are granted to our executive officers when the Human Resources Committee meets in the first quarter of each year (typically, January or February). The dates for the committee meetings are scheduled in advance on a fairly consistent cadence each year. In accordance with the Company’s long-standing practice, equity awards for new hires and promotions are generally made on the 15th day of the month following the date of hire or promotion. As a result of the Company’s policies and practices, the timing of grants of equity awards, including stock options, is independent of the release of any material, nonpublic information.
Severance and Change in Control Benefits
The NEOs are covered by arrangements that specify payments in the event the executive’s employment is terminated. The type and amount of payments vary by executive level and whether the termination is following a change in control. These severance benefits, which are competitive with General Industry practices, are payable only if the executive’s employment is terminated as specified in the applicable agreements. Further discussion is provided under “Other Potential Post-Termination Employment Benefits.”
Accounting and Tax Considerations
When establishing pay elements or associated programs, the HR Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance period, and we may realize a tax deduction when compensation is actually paid to or realized by the executive.

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Code Section 280G considerations related to tax reimbursements made to executives for taxes on amounts paid in the event of termination following a change in control are discussed in the narrative included under “Other Potential Post- Termination Employment Benefits.”

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The HR Committee has reviewed the above CD&A and discussed its contents with members of our management team. Based on this review and discussion, the HR Committee has recommended that this CD&A be incorporated by reference in our Annual Report on Form 10-K as set out in this Proxy Statement.
Todd A. Penegor
Aaron M. Erter
Cynthia A. Niekamp
Betty J. Sapp
Stuart A. Taylor II
BALL CORPORATION 2026 PROXY STATEMENT | 43

COMPENSATION TABLES AND NARRATIVE

SUMMARY COMPENSATION TABLE
The “Summary Compensation Table” represents all fiscal year 2025 elements of compensation for Ball’s NEOs including:
■
Base salary earned

■
Awards earned under the Short Term Incentive (“STI”) Plan for 2025 performance, paid in 2026

■
Awards earned under the LTCIC for the three-year performance period ended in 2025, paid in 2026

■
Fair value of PSU and RSU awards granted in 2025, calculated in accordance with Topic 718

■
Fair value of Stock Options granted in 2025, calculated in accordance with Topic 718

The 2025 payout factors used to determine the amounts earned for the Short Term Incentive (STI) and LTCIC for the NEOs are provided under “Recently Concluded Awards” in this CD&A.
In addition to these elements of compensation, the table also presents the change in 2025 in the value of pensions payable at age 65 for the NEOs as well as above-market earnings associated with non-qualified deferred compensation. Interest rates for certain of our predecessor deferred compensation plans vary; some provide for an interest rate that is equal to the Moody’s Seasoned Corporate Bond Index (“Moody’s”); some provide for an interest rate that is 5 percentage points higher than Moody’s; and one provides for a fixed interest rate equal to 9%. No additional deferrals are permitted into these plans. Any earnings credited to accounts within plans that provide the Moody’s rate plus 5 percentage points or the 9% fixed interest that is in excess of above-market earnings that would have been credited at a rate that is 120% of the applicable federal long-term rate have been classified as above-market earnings on deferred compensation.
The “All Other Compensation” column represents the sum of the values of a variety of standard executive programs, including but not limited to:
■
Perquisites and other personal benefits

■
Company contributions to defined contribution plans or deferred compensation plans

■
Company-paid insurance premiums

■
Company match of securities purchases pursuant to Ball’s broad-based Employee Stock Purchase Plan (“ESPP”)

■
Amounts related to the company’s expatriate assignment and relocation programs

The individual values are disclosed in the “All Other Compensation Table” that follows the “Summary Compensation Table.” Details regarding post-employment compensation are discussed under “Other Potential Post-Employment Benefits.”
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Name & Principal Position	Year	Salary ($)(7)	Bonus ($)(8)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Ronald J. Lewis Chief Executive Officer	2025	$822,720	$—	$1,197,841	$429,918	$1,592,102	$139,954	$35,690	$4,218,225
	2024	$791,193	$—	$1,430,049	$680,001	$1,818,807	$97,650	$39,297	$4,856,997
	2023	$753,650	$—	$660,026	$659,999	$737,389	$106,018	$104,299	$3,021,381
Daniel W. Fisher Former Chairman and Chief Executive Officer	2025	$1,269,462	$—	$5,798,801	$2,081,242	$3,676,886	$526,735	$133,815	$13,486,942
	2024	$1,250,000	$—	$3,214,983	$3,215,001	$4,432,000	$111,795	$105,558	$12,329,337
	2023	$1,249,038	$—	$2,900,025	$2,899,992	$2,050,485	$174,155	$44,861	$9,318,556
Daniel J. Rabbitt Chief Financial Officer	2025	$433,647	$—	$572,891	$80,000	$505,476	$103,696	$70,761	$1,766,471
	2024	$—	$—	$—	$—	$—	$—	$—	$—
	2023	$—	$—	$—	$—	$—	$—	$—	$—
Howard H. Yu(6) Former Chief Financial Officer	2025	$495,880	$—	$1,331,146	$477,752	$477,719	$—	$33,543	$2,816,040
	2024	$727,462	$300,000	$727,986	$727,997	$1,179,360	$—	$51,309	$3,714,114
	2023	$175,000	$700,000	$2,682,929	$—	$153,632	$—	$698,748	$4,410,309
Carey S. Causey(6) Chief Growth Officer	2025	$612,965	$—	$918,908	$329,809	$863,136	$74,732	$34,791	$2,834,341
	2024	$586,849	$—	$471,990	$472,007	$1,059,040	$31,599	$467,242	$3,088,727
	2023	$—	$—	$—	$—	$—	$—	$—	$—
Hannah S. Lim-Johnson(6) Chief Legal Officer	2025	$591,481	$—	$680,439	$244,213	$663,062	$—	$186,800	$2,365,995
	2024	$571,577	$150,000	$380,028	$380,000	$814,528	$—	$170,488	$2,466,621
	2023	$—	$—	$—	$—	$—	$—	$—	$—
Scott A. Vail(6) Chief Supply Chain & Operations Officer	2025	$329,456	$345,000	$1,176,807	$102,517	$—	$29,588	$14,968	$1,998,336
	2024	$—	$—	$—	$—	$—	$—	$—	$—
	2023	$—	$—	$—	$—	$—	$—	$—	$—

(1)
Reflects the fair value of PSU and RSU awards granted in 2025 and for PCRSUs for each reported year prior to 2025, calculated in accordance with Topic 718 assuming the probable outcome. The assumptions used in the calculation of these amounts are included in the company’s Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for fiscal year ended December 31, 2025. At the maximum number, the values for 2025 PSUs are: Mr. Lewis $1,756,796; Mr. Fisher $8,504,946; Mr. Rabbitt $326,935; Mr. Yu $1,952,348; Ms. Causey $1,347,732; Ms. Lim-Johnson $997,977; and Mr. Vail $209,446.

(2)
Reflects the fair value of Stock Option awards granted for each reported year, calculated in accordance with Topic 718. The assumptions used in the calculation of these amounts are included in Ball’s Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for fiscal year ended December 31, 2025.

(3)
Includes payouts from the Annual Short Term Incentive Plan and LTCIC, which were earned in 2025 and paid or deferred in 2026. The detail for each NEO is as follows:

Mr. Lewis—Annual Short Term Incentive Plan $1,262,102; LTCIC $330,000; and $100,000 of the annual incentive was deferred in February 2026.

Mr. Fisher—Annual Short Term Incentive Plan $2,294,420; LTCIC $1,382,466; and $250,000 of the annual incentive was deferred in February 2026.

Mr. Rabbitt—Annual Short Term Incentive Plan $455,474; LTCIC $50,000;

Mr. Yu—Annual Short Term Incentive Plan $477,719; LTCIC $0; and $100,000 of the annual incentive was deferred in February 2026.

Ms. Causey—Annual Short Term Incentive Plan $773,136; LTCIC $90,000; and $100,000 of the annual incentive was deferred in February 2026.

Ms. Lim-Johnson—Annual Short Term Incentive Plan $663,062; LTCIC $0; and $100,000 of the annual incentive was deferred in February 2026.

Mr. Vail—Annual Short Term Incentive Plan $0; LTCIC $0.

(4)
The aggregate change in pension value and above-market earnings on deferred compensation for each NEO is as follows:

Mr. Lewis—$139,954 aggregate change in pension value.

Mr. Fisher—$526,735 aggregate change in pension value.

Mr. Rabbitt— $103,696 aggregate change in pension value.

Ms. Causey—$74,732 aggregate change in pension value.

Mr. Vail—$29,588 aggregate change in pension value.

The change in pension value includes benefit accruals during 2025 and the impact of changes in assumptions from December 31, 2024, to December 31, 2025.
The amounts in this column are excluded for the purpose of determining the NEOs, per item 402(a) of Regulation S-K.
(5)
May include the value of financial planning services, the incremental cost for the personal use of the corporate aircraft, executive physical examinations, employer contributions to 401(k), employer contributions to the Employee Stock Purchase Plan, employer contributions to the 2005 Deferred Compensation Company Stock Plan, employer paid disability insurance premiums, and amounts related to the company’s expatriate assignment and relocation programs. For Mr. Rabbitt, “all other compensation” also includes an interim allowance paid for the period July 1, 2025 to November 8, 2025 when he was Interim CFO. Additional information is included in the “All Other Compensation Table” below.

(6)
As Mr. Yu joined the company on September 23, 2023, amounts for 2023 reflect time employed in that year. Ms. Lim-Johnson joined the company on September 18, 2023 and was not an NEO for 2023, therefore amounts show as zero for that year. Ms. Causey was not an NEO in 2024, therefore, the amounts shown for that year are zero. Likewise, Mr. Rabbitt and Mr. Vail were not NEOs in 2024 or 2023; accordingly their amounts for those years are shown as zero.

(7)
Salary amounts reflect actual amounts paid to the NEO in the calendar year and therefore reflect different salaries for different roles, for example in the case of Messrs. Rabbitt and Vail. As each bi-monthly payment of salary in the US is payment for a two-week period which ends a week before the pay date, actual amounts paid in 2025 as shown in the table can be different from the annual salary as shown in the 2025 Base Salary section on page 34.

(8)
On leaving Ball, Mr. Vail forfeited his entitlement to a 2025 STI payout. On rehire (December 5, 2025), Mr. Vail received a sign on bonus of $345,000 as part of his offer to return to Ball.

BALL CORPORATION 2026 PROXY STATEMENT | 45

EXECUTIVE COMPENSATION

All Other Compensation Table
NEO	Perquisites and Other Personal Benefits(1)(2)	Payments/ Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans(3)	Insurance Premiums	Discounted Securities Purchases	Registrant Contributions to Deferred Compensation Plans(4)	Expatriate & Relocation Benefits(5)
Ronald J. Lewis	$—	$—	$14,000	$490	$1,200	$20,000	$—
Daniel W. Fisher	$103,695	$—	$9,748	$373	$—	$20,000	$—
Daniel J. Rabbitt	$55,071	$—	$14,000	$490	$1,200	$—	$—
Howard H. Yu	$—	$—	$12,897	$—	$646	$20,000	$—
Carey S. Causey	$—	$—	$14,000	$791	$—	$20,000	$—
Hannah S. Lim-Johnson	$—	$—	$31,500	$490	$1,200	$32,074	$121,536
Scott A. Vail	$—	$—	$14,478	$490	$—	$—	$—

(1)
Includes the value of financial planning services, the incremental cost for the personal use of the corporate aircraft and the value of executive physical examinations. For Mr. Rabbitt, the amount reflects the interim allowance paid for the period July 1, 2025 to November 8, 2025 when he was Interim CFO.

(2)
The incremental costs of the personal use of our corporate aircraft are determined based on the variable operating costs to the Corporation, including aircraft operating costs, supplies, jet fuel and ancillary costs. As virtually all aircraft usage is for business travel, this methodology excludes fixed costs that do not change based on usage.

Mr. Fisher—The amount reported in this column includes personal use of the corporate aircraft consisting of three trips to an outside Board meeting worth a value of $61,250, four personal flights worth values of $12,446, $10,388, $5,782, and $10,388 respectively and the incremental costs of seats for Mr. Fisher’s guests who accompanied him on business trips worth a total value of $1,241.

(3)
The amounts reported in this column include company matching contributions and non-elective company contributions under the company’s 401(k) plan. Messrs. Lewis and Rabbitt, and Mmes. Causey and Lim-Johnson received company matching contributions of $14,000. Mr. Fisher received $9,748, Mr. Yu received $12,897, and Mr. Vail received $12,241 in company matching contributions. In addition, Ms. Lim-Johnson and Mr. Vail received non-elective company contributions of $17,500 and $1,237 respectively.

(4)
The amounts reported in this column include company matching contributions and supplemental executive company contributions under the 2005 Deferred Compensation Company Stock Plan. Messrs. Lewis ,Fisher, and Yu, and Mmes. Causey and Lim-Johnson received company matching contributions of $20,000. Ms. Lim-Johnson also received supplemental executive company contributions of $12,074.

(5)
Ms. Lim-Johnson—Prior to Ms. Lim-Johnson’s hiring, she was located in Illinois. As a result of Ms. Lim-Johnson’s relocation to Colorado in 2024, she was provided benefits under Ball’s relocation program. The amount for Ms. Lim-Johnson reflects the following: $7,883.69 for temporary living; $9,720.90 for Storage; $50,567.96 for household good shipments; $191.56 for travel/meals; and $53,172 for tax assistance and tax gross-ups. All benefits, tax assistance, tax gross-ups, and other amounts provided to Ms. Lim-Johnson are standard features of Ball’s relocation programs.

GRANTS OF PLAN-BASED AWARDS TABLE
The “Grants of Plan-Based Awards Table” summarizes the plan-based awards granted by us to the NEOs during 2025, which includes the following:
■
Annual cash incentives pursuant to the Short Term Incentive (STI) Plan for the 2025 performance period

■
Fair value of Performance Stock Units (PSUs) for the three-year performance period (2025-2027) calculated in accordance with Topic 718

■
Fair value of Restricted Stock Units (RSUs) granted in 2025 with a three-year vesting period, calculated in accordance with Topic 718

■
Fair value of Stock Options granted in 2025, which vest 25% on each of the first four anniversaries of grant, calculated in accordance with Topic 718

Payouts under the 2025 STI for ELT members, including NEOs, are determined based on Ball’s Adjusted Operating Cash Flow (60% weighting), Unit Volume Growth (20%
weighting) and Individual Performance Objectives or IPOs (20% weighting). For the NEOs, awards can range from 0% to 200% of target. Under the annual Long Term Incentive (LTI) Plan, in 2025 NEOs received 50% PSUs, 25% Stock Options and 25% RSUs.
Vesting of PSUs is determined based on the achievement of two equally weighted core performance measures: Economic Value Added (EVA) and cumulative comparable diluted earnings per share (EPS), as well as two modifiers (related to sustainability and shareholder performance). The PSU awards granted in 2025 are for the three-year performance period beginning January 1, 2025, and ending December 31, 2026. The potential outcome can range from 0% to 220% of target based on performance against the company measures and modifiers.
Stock Options vest annually in 25% increments starting on the first anniversary of the date of grant. Upon exercise, an NEO can either purchase shares of Ball’s stock at the grant price or, if the price of Ball’s stock has increased, sell the

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shares acquired and receive the value of the appreciation over the original grant price in cash, subject to consideration of the applicable share ownership guideline.
RSUs cliff vest after a three-year period, subject to continued employment.
Cash dividend equivalents related to PSUs and RSUs are accrued and paid in cash following vesting in respect of the number of Ball stock units which vest.
The vesting of plan-based awards may be accelerated as described in the narrative to the “Other Potential Post- Employment Benefits Table.”

NEO	Award Date	Range of Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Range of Estimated Future Units Vesting Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date per Share Fair Value of All Other Stock Awards	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Equity Incentive Plan Awards or Option Awards ($ per Share)	Grant Date Fair Value of Equity Incentive Plan Awards and Stock and Option Awards(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald J. Lewis	1/1/25(2)	$225,375	$901,501	$1,803,002
	2/21/25(3)				—	15,551	34,212				$51.35	$798,544
	2/21/25(4)				—	7,776	—				$51.35	$399,298
	2/21/25(5)									26,424	$51.35	$429,918
Daniel W. Fisher	1/1/25(2)	$476,250	$1,905,000	$3,810,000
	2/21/25(3)				—	75,285	165,627				$51.35	$3,865,885
	2/21/25(4)				—	37,642	—				$51.35	$1,932,917
	2/21/25(5)									127,919	$51.35	$2,081,242
Daniel J. Rabbitt	1/1/25(2)	$81,335	$325,340	$650,680
	2/21/25(3)				—	2,894	6,367				$51.35	$148,607
	2/21/25(4)				—	1,447	—				$51.35	$74,303
	8/15/25(6)							6,253	$55.97			$349,980
	2/21/25(5)									4,917	$51.35	$80,000
Howard H. Yu	1/1/25(2)	$171,990	$687,960	$1,375,920
	2/21/25(3)				—	17,282	38,020				$51.35	$887,431
	2/21/25(4)				—	8,641	—				$51.35	$443,715
	2/21/25(5)									29,364	$51.35	$477,752
Carey S. Causey	1/1/25(2)	$138,060	$552,240	$1,104,480
	2/21/25(3)				—	11,930	26,246				$51.35	$612,606
	2/21/25(4)				—	5,965	—				$51.35	$306,303
	2/21/25(5)									20,271	$51.35	$329,809
Hannah S. Lim-Johnson	1/1/25(2)	$118,404	$473,616	$947,232
	2/21/25(3)				—	8,834	19,435				$51.35	$453,626
	2/21/25(4)				—	4,417	—				$51.35	$226,813
	2/21/25(5)									15,010	$51.35	$244,213
Scott A. Vail	1/1/25(2)	$120,000	$480,000	$960,000
	2/21/25(3)				—	1,854	4,079				$51.35	$95,203
	2/21/25(4)				—	1,589	—				$51.35	$81,595
	12/12/25(6)							20,623	$48.49			$1,000,009
	2/21/25(5)									6,301	$51.35	$102,517

(1)
The fair value of equity incentive plan awards, based on the probable outcome of the performance condition, and stock and option awards are all calculated in accordance with Topic 718, as referenced in Ball’s Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for the fiscal year ended December 31, 2025.

(2)
Represents opportunity under the 2025 Short Term Incentive (STI) Plan. The Threshold value reflects a payout of 25% of target for the financial metrics and maximum value reflects 200% of target.

(3)
Represents the number of PSUs granted February 21, 2025, at a grant fair value of $51.35 per unit, with 100% vesting at target and 220% at maximum.

(4)
Represents the number of RSUs granted February 21, 2025, at a grant fair value of $51.35 per unit.

(5)
Represents the number of stock options granted February 21, 2025 with a grant (exercise) price of $51.35 per option.

(6)
Mr. Rabbitt transitioned to Interim CFO effective June 30, 2025 and received a one-off RSU award in relation to that appointment to facilitate retention. Mr. Vail returned to the Company on December 5, 2025 and received a one-off RSU as part of his rehire package to compensate for previously forfeited awards.

BALL CORPORATION 2026 PROXY STATEMENT | 47

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS TABLE
The following table outlines the outstanding option awards and stock awards held by the NEOs as of December 31, 2025. The outstanding option awards and stock awards represented in the table were granted to the NEOs over a period of several years, including 2025.
	Option Awards					Stock Awards
NEO	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Ronald J. Lewis	47,506	—		$72.7300	9/13/2029	7,776	$411,895	52,800	$2,796,816
	26,042	—		$72.5900	1/29/2030
	27,677	—		$85.3300	1/27/2031
	22,864	7,621		$86.5700	1/26/2032
	19,469	19,469		$56.6400	1/25/2033
	9,429	28,286		$55.8700	1/24/2034
	—	26,424		$51.3500	2/21/2035
Daniel W. Fisher	—	—		$—	—	—	$—	84,499	$4,475,912
Daniel J. Rabbitt	436(6)	—		$38.3750	1/25/2027	7,700	$407,869	6,521	$345,417
	10,143	—		$38.8400	1/24/2028
	7,756	—		$50.7800	1/23/2029
	6,510	—		$72.5900	1/29/2030
	5,051	—		$85.3300	1/27/2031
	3,464	1,155		$86.5700	1/26/2032
	2,950	2,950		$56.6400	1/25/2033
	1,442	4,326		$55.8700	1/24/2034
	—	4,917		$51.3500	2/21/2035
Howard H. Yu	—	—		$—	—	19,474	$1,031,538	6,503	$344,464
Carey S. Causey	6,800	—		$33.0500	1/27/2026	5,965	$315,966	23,556	$1,247,761
	4,684(6)	—		$38.3750	1/25/2027
	6,174	—		$38.8400	1/24/2028
	4,620	—		$50.7800	1/23/2029
	3,646	—		$72.5900	1/29/2030
	7,071	—		$85.3300	1/27/2031
	5,681	1,894		$86.5700	1/26/2032
	5,310	5,309		$56.6400	1/25/2033
	6,545	19,634		$55.8700	1/24/2034
	—	20,271		$51.3500	2/21/2035
Hannah S. Lim-Johnson	5,269	15,807		$55.8700	1/24/2034	10,894	$577,055	15,636	$828,239
	—	15,010		$51.3500	2/21/2035
Scott A. Vail	—	—		$—	—	20,623	$1,092,400	—	$—

(1)
The unvested stock options and SARs become exercisable in 25% annual increments on the anniversary of the grant date, beginning on the first anniversary.

(2)
The vesting schedule for units not yet vested for each NEO is as follows:

Mr. Lewis—7,776 on February 21, 2028.

Mr. Rabbitt—1,447 on February 21, 2028 and 6,253 on July 15, 2028.

Mr. Yu—19,474 on October 13, 2026.

Ms. Causey—5,965 on February 21, 2028.

Ms. Lim-Johnson—6,477 on October 13, 2026 and 4,417 on February 21, 2028.

Mr. Vail—6,875 on December 12, 2026, 6,874 on December 12, 2027 and 6,874 on December 12, 2028.

(3)
The market value of shares is based on $52.97, the closing price of Ball Corporation common stock on December 31, 2025.

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(4)
The vesting dates for the PCRSUs for each NEO for years 2026 and 2027, and PSUs for 2028, which are contingent on meeting performance goals over the three-year period ending December 31 in years 2025, 2026, and 2027, respectively, and upon certification of the performance measures by Board, are as follows:

	~January 31, 2026	~January 31, 2027	~January 31, 2028
Mr. Lewis	11,653	12,171	15,551
Mr. Fisher	48,816	35,683	—
Mr. Rabbitt	1,766	1,861	2,894
Mr. Yu	—	6,503	—
Ms. Causey	3,178	8,448	11,930
Ms. Lim-Johnson	—	6,802	8,834
Mr. Vail	—	—	—

(5)
The vesting date for the 13,425 units attributable to PB-RSUs for Ron Lewis, which are contingent on meeting performance goals over the two-year period ending December 31, 2025 is January 31, 2026.

(6)
Represents a grant of stock-settled SARs.

OPTION EXERCISES AND STOCK VESTED TABLE
The following table summarizes for each NEO the options exercised and the stock awards vested during 2025. The options that were exercised by each NEO were granted in prior years and became exercisable pursuant to a prescribed vesting schedule. The value realized on exercise reflects the appreciation in the stock price from the option base price on grant date to the exercise date and is reported on a before-tax basis. The shares acquired upon vesting for each NEO were for PCRSUs and RSUs granted in prior years that vested pursuant to a prescribed vesting schedule. The value realized reflects the closing stock price on the vesting date and is also reported on a before-tax basis. NEOs can defer the receipt of units of certain awards into the Ball Corporation 2005 Deferred Compensation Company Stock Plan, pursuant to which distributions may take place no earlier than the participant’s separation from service. Footnotes are provided to detail circumstances when amounts realized upon vesting were deferred. Information regarding the 2005 Deferred Compensation Company Stock Plan is provided under “Non-Qualified Deferred Compensation”. The value realized on vesting also includes the payment of accrued dividend equivalents earned during 2025.

	Option Awards		Stock Awards
NEO	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)(2)
Ronald J. Lewis	—	$—	19,248	$1,105,029
Daniel W. Fisher	96,452	$977,223	60,663	$3,458,613
Daniel J. Rabbitt	—	$—	3,910	$219,187
Howard H. Yu	10,094	$28,364	21,102	$1,039,832
Carey S. Causey	—	$—	6,588	$368,791
Hannah S. Lim-Johnson	—	$—	6,478	$315,090
Scott A. Vail	—	$—	1,618	$94,006

(1)
Value realized on vesting is based on the closing stock price on the day the RSUs vested.

(2)
Value realized on vesting also includes the value of dividend equivalents accrued and paid relative to PCRUSs and RSUs which vested during 2025. Accrued dividend equivalents are paid only if the vesting criteria (service and/or performance conditions) is achieved and the restrictions on the units vest. Dividend equivalents paid during 2025 for each NEO were:

Mr. Lewis—$49,395

Mr. Fisher—$139,359

Mr. Rabbitt—$10,664

Mr. Yu—$32,461

Ms. Causey—$18,051

Ms. Lim-Johnson—$10,365

Mr. Vail—$3,883

NON-QUALIFIED DEFERRED COMPENSATION PLANS TABLE
We have four active deferred compensation plans to which eligible participants may make contributions: the 2017 Deferred Compensation Company Stock Plan for Directors,
the 2005 Ball Corporation Deferred Compensation Plan, the 2005 Ball Corporation Deferred Compensation Company

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Stock Plan and the 2005 Ball Corporation Deferred Compensation Plan for Directors.
■
2017 Deferred Compensation Company Stock Plan for Directors—Eligible nonmanagement directors may defer payment of a portion or all of their fixed annual cash retainer, (including any committee chair, Chair of the Board and/or Lead Independent Director fees) and their eligible RSU awards. Elections to defer this compensation are made annually. Amounts are deferred or credited to a participant account as stock units with each unit having the value equivalent to one share of Ball Corporation common stock. Participants also receive a 20% company match, up to an annual maximum match of $20,000 per year. Dividend equivalents, applicable to any balance denominated in units, are credited to participant accounts as of each dividend payment date. Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum or annual installments for periods ranging from two to 15 years.

■
2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation. Eligible employee participants who are ineligible for the SERP due to the closure of that plan may be eligible to receive an annual company contribution equal to 5% of eligible compensation that exceeds the maximum amount under a qualified retirement plan. Eligible nonmanagement directors may defer a portion or all of their fixed annual cash director fees (including any committee chair, Chair of the Board and/or Lead Independent Director fees). Amounts deferred or credited are notionally invested among various investment funds the return on the participant’s balance is determined as if the amounts were invested in those funds. The menu of investment funds consists of 20 mutual fund-like investments. The one-year annual rate of return of the funds ranged from (11.0%) to 33.3%, and the three-year average annual rate of return of the funds ranged from (4.4%) to 9.4%. Distributions are based on the payment schedule elected by the participant, and may occur in service or commence at a defined point no sooner than six months following separation of service. Distributions are in the form of either a lump sum or annual installments for periods ranging from two and 15 years.

■
2005 Deferred Compensation Company Stock Plan —On an annual basis, eligible employee participants may defer payment of a portion or all of their short-term incentive compensation. Participants may also elect to defer certain RSU awards. Amounts are deferred or credited to a participant account as stock units having a value equivalent to one share of Ball Corporation common stock. Participants also receive a 20% company match, up to an annual maximum match of $20,000 per year. Pursuant to specified timing rules, participants may reallocate a prescribed percentage of units to other mutual fund-like investments (the same investments as are in the 2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors, above). However, at least 50% of the balance will remain in stock units until retirement. Dividend equivalents applicable to any balance denominated in units, are credited to participant accounts as of each dividend payment date Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum or annual installments for periods ranging from two to 15 years.

We have several historical, frozen plans which no longer permit additional contributions. The only activity under these plans is the application of notional investment earnings and distribution according to participant elections. The basis for investment earnings within these frozen plans varies as follows:
■
2002 Deferred Compensation Plan for Directors— Balance is notionally invested in mutual fund-like investments (the same investments as are in the 2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors described above).

■
2000 Deferred Compensation Company Stock Plan—Balance is represented in the form of stock units, with each unit having a value equivalent to one share of Ball Corporation common stock. Dividend equivalents are credited to the account as of each dividend payment date for Ball’s common stock.

The following table provides information related to Ball’s deferred compensation plans. The “Aggregate Balance at Last FYE” column represents compensation earned, deferred and accumulated by the NEOs over many years and does not represent current year compensation.

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NEO	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Ronald J. Lewis	$100,000	$20,000	$102,017	$—	$1,674,355
Daniel W. Fisher	$250,000	$20,000	$(37,682)	$—	$1,506,720
Daniel J. Rabbitt	$—	$—	$(27,462)	$—	$1,098,104
Howard H. Yu	$589,680	$20,000	$59,004	$—	$687,807
Carey S. Causey	$100,000	$20,000	$(2,928)	$—	$117,072
Hannah S. Lim-Johnson	$100,000	$32,074	$(2,524)	$—	$128,805
Scott A. Vail	$—	$—	$2,074	$—	$14,721
Mr. Lewis—$20,000 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2025. $280,000 of the Aggregate Balance was reported as compensation in the “Summary Compensation Table” since 2021. The Aggregate Earnings reflects $120,736 based on notional investments in investment funds, plus ($18,719) based on a decrease in value and dividend equivalents on equity accounts.
Mr. Fisher—$20,000 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2025. $1,074,148 of the Aggregate Balance was reported as compensation in the “Summary Compensation Table” since 2017. The Aggregate Earnings reflects ($37,682) based on a decrease in value and dividend equivalents on equity accounts.
Mr. Rabbitt—The Aggregate Earnings reflects ($27,462) based on a decrease in value and dividend equivalents on equity accounts.
Mr. Yu—$20,000 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2025 and $157,059 of the Aggregate
Balance was reported as compensation in the “Summary Compensation Table” since 2024. The Aggregate Earnings reflects $62,369 based on notional investments in investment funds, plus ($3,365) based on a decrease in value and dividend equivalents on equity accounts.
Ms. Causey—$20,000 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2025. $120,000 of the Aggregate Balance was reported as compensation in the “Summary Compensation Table” since 2024. The Aggregate Earnings reflects ($2,928) based on a decrease in value and dividend equivalents on equity accounts.
Ms. Lim-Johnson—$32,074 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2025. $143,403 of the Aggregate Balance was reported as compensation in the “Summary Compensation Table” since 2024. The Aggregate Earnings reflects $404 based on notional investments in investment funds, plus ($2,928) based on a decrease in value and dividend equivalents on equity accounts.
Mr. Vail—The Aggregate Earnings reflects $2,074 based on notional investments in investment funds.

PENSION BENEFITS TABLE
NEOs, except Mr. Yu and Ms. Lim-Johnson, receive retirement benefits under a qualified defined benefit pension plan and a non-qualified SERP. Mr. Vail has a frozen benefit under the pension plan from his prior service with the Company, and while he continues to earn vesting credit, he will not accrue any additional benefits under this plan upon his rehire due to the plan’s closure explained below. The “Pension Benefits Table” shows each NEO’s number of years of credited service, present value of accumulated benefits and payments during fiscal year 2025 for the qualified plan and the SERP, as applicable. The present value of the accumulated benefit is the value of the annual benefit that was earned as of December 31, 2025.
We offer a qualified defined benefit pension plan for U.S. salaried employees (“Ball Pension Plan”). The Ball Pension
Plan was closed to new participants on January 1, 2022 and employees hired, or rehired, on or after this date are not eligible for the plan. The Ball Pension Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. salaried employees. Effective January 1, 2007, we changed the formula by which the accrued pension benefit under the plan is determined. Prior to January 1, 2007, the accrued pension benefit expressed as a monthly annuity payable at age 65 was based on final average salary, covered compensation and years of service. Effective January 1, 2007, the accrued pension benefit is an accumulated annual credit based on base salary, the Social Security Wage Base (“SSWB”) and a multiplier that varies with length of service. Payments of accrued benefits earned may be in the form of an annuity, lump sum, or a combination of both, depending on the election of the participant at

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retirement. We also sponsor a non-qualified SERP that mirrors the Ball Pension Plan and is designed to replace the benefits that would have been provided under the plan if they were not subject to IRS-imposed limits. Under the Code, the maximum permissible benefit from the qualified plans for retirement in 2025 is $280,000, and annual compensation exceeding $350,000 cannot be considered in computing the maximum permissible benefit under the Ball Pension Plan. The SERP was also closed to new participants on January 1, 2022, and executives hired, or rehired (or who otherwise would have been eligible based on meeting the compensation requirement), on or after this date are not eligible for this plan.
Terms for U.S.-Accrued Benefits Prior to January 1, 2007
The monthly accrued benefit for benefits earned prior to January 1, 2007, was determined according to the following formula:
■
1% times Final Monthly Average Salary plus 0.5% times Final Monthly Average Salary in excess of Covered Compensation times Benefit Service through December 31, 2006, up to a maximum of 35 years.

Salary is defined as an NEO’s monthly base salary excluding bonus and incentive compensation.
Final Monthly Average Salary is calculated based on the highest average for any 60 consecutive months out of the last 120 months through December 31, 2006.
Covered Compensation is an average of the SSWB in effect during an NEO’s career. The SSWB is the maximum monthly amount of income on which FICA taxes are due. The years included in the average are the 35 years ending in the year the NEO is eligible for an unreduced social security benefit. This portion of the benefit formula accounts for the fact that social security does not cover earnings over a certain level.
Benefit Service is a NEO’s service as a salaried employee with Ball plus any service with a predecessor plan as appropriate. Participants are 100% vested in their benefit at the time they are credited with five or more years of service with Ball.
Normal retirement age under the plan is 65 with a minimum of five years of benefit service, but a participant may elect to receive payment upon termination or at any time after reaching age 55. Benefits paid before age 65 are subject to reduction based on the age and service at termination. Participants who terminate employment after age 55 with at least ten years of vesting service will receive a reduction of benefit equal to 4% for each year that benefit commencement age is between 60 and 65, and a 6% reduction for each year that benefit commencement age precedes age 60. Benefits for participants not meeting these requirements are reduced for payment prior to age 65 on an actuarial equivalent basis.

Terms for U.S. Accrued Benefits Beginning January 1, 2007
The monthly annuity, which is the equivalent of a lump sum benefit payable at age 65, is based on a percentage of the participant’s base pay each year as follows:
If, at the beginning of the year, benefit service is:	Annual lump sum benefit accrued and payable at age 65
0 to 9 full years of benefit service	11.5% of base pay + 5% of base pay over 50% of SSWB(1)
10 to 19 full years of benefit service	13.0% of base pay + 5% of base pay over 50% of SSWB(1)
20 or more full years of benefit service	15.0% of base pay + 5% of base pay over 50% of SSWB(1)

(1)
SSWB is the maximum earnings on which the participant pays FICA tax each year. This portion of the pension formula accounts for the fact that social security does not cover earnings over a certain level.

Base pay is the NEO’s base salary during the calendar year excluding incentive compensation, severance pay or vacation payouts.
Upon termination or retirement, the vested pension benefit accrued beginning January 1, 2007 may be paid to the participant in either a lump sum or an annuity. If the benefit is paid prior to age 65, the benefit will be reduced by 5% compounded annually for each year the payment is made before such age.
Terms for U.S. SERP Accrued Benefits
Since the SERP mirrors the Ball Pension Plan, the formulas for deriving the SERP accrued benefits are the same as those described for that plan. The amount of retirement benefits a participant can ultimately receive from the SERP is equal to the difference between the benefit calculated without IRS limits and the benefit calculated with IRS limits. Effective January 1, 2007, the SERP was amended to provide

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participants with benefits accrued as of December 31, 2006, a one-time option to elect the form of payment under which the participant will receive benefits in the future. The payment options available consist of various annuities and a lump sum. For all SERP benefits accrued beginning January 1, 2007, participants will receive benefits only in the form of a lump sum. In accordance with Code Section 409A, payments from the SERP will commence six months after termination of employment. When determining lump sum payments, the SERP uses the same assumptions that exist in the Ball Pension Plan except the interest rate used is equal to four-fifths of the interest rate used to determine lump sum benefits under the Ball Pension Plan in recognition that payments from the SERP cannot be rolled into a tax-deferred account such as an IRA.

Present Value Assumptions
The Present Value of Accumulated Benefit reported in the Pension Benefits table is based on the following assumptions, which are consistent with those used for the Consolidated Financial Statements in Ball’s Form 10-K for fiscal year ending December 31, 2024:
Discount Rate on December 31, 2025	5.22% for U.S. accounting assumptions for the Ball Pension Plan
Mortality	Pri-2012 white collar tables projected generationally from 2012 using Scale MP-2021
Preretirement Decrements	None
Qualified Form of Pension Payment	Ball Pension Plan: Life Annuity—30% and Lump Sum—70%
NEO	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Ronald J. Lewis	U.S. Qualified	6.33	$233,450	$0
	U.S. SERP	6.33	$329,830	$0
Daniel W. Fisher	U.S. Qualified	15.72	$457,549	$0
	U.S. SERP	15.72	$848,753	$0
Daniel J. Rabbitt	U.S. Qualified	21.58	$576,169	$0
	U.S. SERP	21.58	$20,634	$0
Howard H. Yu	U.S. Qualified	—	$0	$0
	U.S. SERP	—	$0	$0
Carey S. Causey	U.S. Qualified	11.28	$196,055	$0
	U.S. SERP	11.28	$62,365	$0
Hannah S. Lim-Johnson	U.S. Qualified	—	$0	$0
	U.S. SERP	—	$0	$0
Scott A. Vail	U.S. Qualified	3.79	$87,644	$0
	U.S. SERP	—	$0	$0
OTHER POTENTIAL POST-EMPLOYMENT BENEFITS
This section provides information related to the potential post-employment benefits that could be payable or due to the NEOs under various termination scenarios. As the NEOs are all based in the US, it describes the treatment for US based NEOs and does not reflect any non-US differences.
Such potential benefits may arise because of our obligation to the executive under a compensation and benefit plan, policy, practice or program that is generally available to all participants, or under an agreement specifically between Ball and the executive.
In general, the compensation and benefit elements provided to employees, including the NEOs, are governed by plan documents, policies and practices that define the rights of a participant in the case of termination of employment. These
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terms and conditions typically apply to all employees, including the NEOs, receiving such compensation or benefit. Such compensation and benefit elements may include annual incentive, long-term incentives, retirement benefits and deferred compensation.
We have entered into certain severance benefit and change-in-control agreements with the NEOs. These agreements require us to provide post-employment payments or benefits to each executive in the event of termination of employment without cause or termination following a change in control. These agreements also contain customary noncompete provisions, non-solicitation provisions, non-disparagement provisions and confidentiality covenants, and were amended and restated in 2008 to conform to Code Section 409A. We do not have employment agreements with any of the NEOs and all NEOs are at-will employees. The key provisions, terms or procedures that would apply to the NEOs for the various compensation and benefit elements under various termination scenarios are summarized below. Another table provides an estimate of the compensation payable or the value of compensation elements due to the NEOs under the various termination scenarios assuming termination was effective at the end of the fiscal year 2025.
Post-Employment Benefits Summary
Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Cash Severance	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—2 times the sum of base salary plus target annual incentive in a lump sum.	No additional benefits received.	All NEOs—2 times the sum of base salary plus target annual incentive in a lump sum.
All other NEOs—1.5 times the sum of base salary plus target annual incentive in a lump sum.
Treatment of Annual Incentives
If voluntary termination occurs mid- performance period, the NEO will forfeit the payment. NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) will receive a prorated portion of the award at the end of the performance period to the extent if the performance goals are attained.
		If death occurs mid-performance period, NEOs’ beneficiaries receive a prorated portion of the award at the end of the performance period to the extent if the performance goals are attained.	If disability occurs mid-performance period, NEOs receive a prorated portion of the award at the end of the performance period to the extent if the performance goals are attained.	If terminated mid-performance period, NEOs will receive a prorated portion of the award at the end of the performance period to the extent if the performance goals are attained.	Any payment is forfeited.	If terminated mid-performance period, NEOs receive a prorated portion of the target award.
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Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Annual LTI Program: Treatment of Long-Term Cash Incentive Compensation (LTCIC) Last LTCIC award was in 2024
If voluntary termination occurs mid-performance period, the NEO will forfeit the award. For NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) and who have signed a noncompetition agreement, unvested awards will vest at the end of the original vesting or performance period*, to the extent the performance measures are achieved for performance based awards, except that for awards granted from 2025, any award granted within 12 months of the retirement date are forfeited.
*unless and to the extent that partial or whole vesting of non-performance based RSUs at the time of retirement is needed to meet tax withholding obligations at that time.
		All unvested awards vest at the end of the vesting or performance period, to the extent the performance measures are achieved in the case of performance based awards.	All unvested awards vest at the end of the vesting or performance period, to the extent the performance measures are achieved in the case of performance based awards.
For NEOs who meet the criteria for retirement, treatment is in accordance with the Retirement column. For all other NEOs, unvested awards are forfeited, unless determined otherwise by the HR Committee in respect of award granted more than 12 months before the leave date, in which case a pro-rata award may be retained, subject to the NEO signing a non-compete agreement.
					Any awards are forfeited.	All unvested awards vest.
Performance Stock Units (PSUs)
If voluntary termination occurs mid- performance period, the NEO will forfeit the award. For NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) and who have signed a noncompetition agreement, unvested PSUs will vest at the end of the performance period if the performance measure is achieved.
		All unvested PSUs vest at the end of the performance period if the performance measure is achieved.	All unvested PSUs vest at the end of the performance period if the performance measure is achieved.
For NEOs who meet the criteria for retirement (combined age and service of 70 or above with minimum age of 55) and who have signed a noncompetition agreement, unvested PSUs will vest at the end of the performance period if the performance measure is achieved.
					Any awards are forfeited.	All unvested PSUs vest.
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Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Annual LTI program awards Treatment of Stock Options/ SARs
Awards granted before 2017. For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service, and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and vested options/ SARs will remain exercisable for a maximum of 5 years. For all other NEOs, unvested options/SARs are forfeited and vested options/SARs remain exercisable for a maximum of 30 days. Awards granted in 2017 or later. Treatment of awards is the same as noted above, except NEOs who voluntarily retire must have combined age and service years of 70 or above (minimum age of 55) and sign a noncompetition agreement for continued vesting of unvested options/SARs and, in respect of 2025 awards onwards, any award granted within 12 months of the retirement date is forfeited.
		All options/SARs vest.	Options/SARs continue to vest pursuant to the original vesting schedule.
Awards granted before 2017. For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service, and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and vested options/ SARs will remain exercisable for a maximum of 5 years. For all other NEOs, unless determined otherwise by the HR Committee, unvested options/SARs are forfeited and vested options/ SARs remain exercisable for a maximum of 30 days.
Awards granted in 2017 or later. Treatment of awards is the same as noted above, except NEOs who voluntarily retire must have combined age and service years of 70 or above (minimum age of 55) and, in respect of 2025 awards onwards, any award granted within 12 months of the leave date is forfeited.
Any awards are forfeited.
All options/SARs vest and in lieu of common stock issuable upon exercise, the NEOs are paid a lump sum amount equal to the number of outstanding shares underlying the options/SARs multiplied by the excess of the closing stock price on the date of termination over the exercise price.

Treatment of One-off Restricted Stock Units	All unvested one-off RSUs are forfeited, unless determined otherwise by the Committee.	All unvested one-off RSUs vest.	All unvested one-off RSUs vest.	All unvested one-off RSUs are forfeited, unless determined otherwise by the HR Committee.	All unvested one-off RSUs are forfeited.	All unvested one-off RSUs vest.
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Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Treatment of Deposit Share Program RSUs
NEOs who voluntarily terminate forfeit any unvested award. NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) receive a prorated portion of unvested RSUs.
		All unvested RSUs vest.	All unvested RSUs vest.
NEOs who meet the criteria for retirement, treatment is in accordance with the Retirement column. For all other NEOs, unvested awards are forfeited, unless determined otherwise by the HR Committee, in which case a pro-rata award may be retained subject to the NEO signing a non-compete agreement.
					Any award is forfeited.	All unvested RSUs vest.
Retirement Benefits	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—Paid a lump sum amount equal to 2 years of full premium accounts.	No additional benefits received.	Paid a lump sum amount equal to 2 years of full premium accounts.
All other NEOs—Paid a lump sum amount equal to 1.25 or 1.5 years of full premium amounts.
Health and Welfare Benefits	No additional benefits received.	No additional benefits received.	Continued for 2 years.	CEO—Paid a lump sum amount equal to 2 years of full premium amounts.	No additional benefits received.	All NEOs—Paid a lump sum amount equal to 2 years of full premium amounts.
All other NEOs—Paid a lump sum amount equal to 1.5 years of full premium amounts.
Other Benefits	NEOs who voluntarily retire with combined age and service years of 70 or above (minimum age of 55) receive financial planning services valued at up to $10,000 per year for two years.	No additional benefits received.	For all NEOs, insurance provides long-term disability payment of up to $20,000 per month.	For all NEOs, outplacement benefits valued at $30,000 and financial planning services valued at up to $10,000 per year for two years.	No additional benefits received.	For all NEOs, outplacement benefits valued at $30,000 and payment for excise taxes incurred as a result of Code Section 280G excess payments, if applicable.
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A termination without cause will be triggered if the NEO is terminated in either an Actual Termination not for cause or a Constructive Termination. An Actual Termination is any termination by us for reasons other than death or disability or for cause or by the executive for reasons other than Constructive Termination. Generally, a Constructive Termination can occur after a change in control, and means any significant reduction in duties, compensation or benefits or change of office location from those in effect immediately prior to the change in control, unless agreed to by the executive. Payments associated with a termination following a change in control will be triggered if both of the following two events occur:
■
There is a change in control. Generally, a “change in control” means (i) an acquisition by any person of 30% or more of Ball’s voting shares, (ii) a merger in which Ball’s shareholders before the merger own 50% or less of Ball’s voting shares after the merger, (iii) shareholder approval of a plan of liquidation or a plan to sell or dispose of substantially all of Ball’s assets, or (iv) during any two-year look-back period, a majority of the members of the Board of Directors changes, unless the election or nomination for election by the company’s stockholders of each new director was approved by the vote of two-thirds of the directors who were board members at the beginning of the two-year look-back period; and

■
The executive is terminated in either an Actual Termination not for cause or a Constructive Termination.

With respect to change-in-control agreements, Ball does not reimburse executives for any excise taxes incurred or make gross-up payments for tax.
The following table represents the amounts potentially payable to the NEOs under various termination scenarios. The values assume termination on December 31, 2025, with stock awards and unexercisable stock option benefit values based on Ball’s December 31, 2025, stock price of $52.97 and outstanding performance-based RSUs, PSUs and LTCIC awards using a payout at target.
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NEO		Voluntary	Death	Disability	Without Cause	For Cause	Termination following a Change in Control
Ronald J. Lewis	Cash Severance	$—	$—	$—	$5,000,000	$—	$5,000,000
	Long-Term Cash Incentive	—	340,000	340,000	—	—	226,667
	Outstanding Stock Awards	—	411,895	411,895	—	—	411,895
	Outstanding Performance Awards	—	1,468,434	1,468,434	—	—	1,468,434
	Unexercisable Stock Options	—	42,807	42,807	—	—	42,807
	Retirement Benefits	—	—	—	286,800	—	286,800
	Health & Welfare	—	—	61,228	61,228	—	62,697
	Perquisites	—	—	—	50,000	—	30,000
	Total	$—	$2,263,136	$2,324,364	$5,398,028	$—	$7,529,300
Daniel W. Fisher	Cash Severance	$—	$—	$—	$6,350,000	$—	$—
	Long-Term Cash Incentive	—	—	—	996,797(1)	—	—
	Outstanding Stock Awards	—	—	—	—	—	—
	Outstanding Performance Awards	—	—	—	1,890,129(3)	—	—
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	—	—	—
	Health & Welfare	—	—	—	63,874	—	—
	Perquisites	—	—	—	30,000	—	—
	Total	$—	$—	$—	$9,330,800	$—	$—
Daniel J. Rabbitt	Cash Severance	$—	$—	$—	$1,995,000	$—	$2,660,000
	Long-Term Cash Incentive	52,000	52,000	52,000	—	—	34,667
	Outstanding Stock Awards	407,869	407,869	407,869	—	—	407,869
	Outstanding Performance Awards	251,872	251,872	251,872	—	—	251,872
	Unexercisable Stock Options	7,966	7,966	7,966	—	—	7,966
	Retirement Benefits	—	—	—	154,758	—	217,397
	Health & Welfare	—	—	45,426	45,426	—	62,697
	Perquisites	—	—	—	50,000	—	30,000
	Total	$719,707	$719,707	$765,133	$2,245,184	$—	$3,672,468
Howard H. Yu	Cash Severance	$—	$—	$—	$2,178,540	$—	$—
	Long-Term Cash Incentive	—	—	—	181,668(1)	—	—
	Outstanding Stock Awards	—	—	—	1,031,538(2)	—	—
	Outstanding Performance Awards	—	—	—	344,464(3)	—	—
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	—	—	—
	Health & Welfare	—	—	—	44,735	—	—
	Perquisites	—	—	—	50,000	—	—
	Total	$—	$—	$—	$3,830,945	$—	$—
Carey S. Causey	Cash Severance	$—	$—	$—	$1,748,760	$—	$2,331,680
	Long-Term Cash Incentive	—	236,000	236,000	—	—	157,333
	Outstanding Stock Awards	—	315,966	315,966	—	—	315,966
	Outstanding Performance Awards	—	1,079,423	1,079,423	—	—	1,079,423
	Unexercisable Stock Options	—	32,839	32,839	—	—	32,839
	Retirement Benefits	—	—	—	77,670	—	109,515
	Health & Welfare	—	—	45,426	45,426	—	62,697
	Perquisites	—	—	—	50,000	—	30,000
	Total	$—	$1,664,228	$1,709,654	$1,921,856	$—	$4,119,453
Hannah S. Lim-Johnson	Cash Severance	$—	$—	$—	$1,598,454	$—	$2,131,272
	Long-Term Cash Incentive	—	190,000	190,000	—	—	126,667
	Outstanding Stock Awards	—	577,055	577,055	—	—	577,055
	Outstanding Performance Awards	—	828,239	828,239	—	—	828,239
	Unexercisable Stock Options	—	24,316	24,316	—	—	24,316
	Retirement Benefits	—	—	—	—	—	—
	Health & Welfare	—	—	31,493	31,493	—	43,913
	Perquisites	—	—	—	50,000	—	30,000
	Total	$—	$1,619,610	$1,651,103	$1,679,947	$—	$3,761,462
Scott A. Vail	Cash Severance	$—	$—	$—	$1,620,000	$—	$2,160,000
	Long-Term Cash Incentive	—	—	—	—	—	—
	Outstanding Stock Awards	—	1,092,400	1,092,400	—	—	1,092,400
	Outstanding Performance Awards	—	—	—	—	—	—
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	—	—	—
	Health & Welfare	—	—	29,328	29,328	—	40,992
	Perquisites	—	—	—	50,000	—	30,000
	Total	$—	$1,092,400	$1,121,728	$1,699,328	$—	$3,323,392
BALL CORPORATION 2026 PROXY STATEMENT | 59

EXECUTIVE COMPENSATION

(1)
As part of the transition arrangements for Messrs. Fisher and Yu, the HR Committee approved that they would each continue to be eligible to receive a prorated portion of their unvested 2024-2026 Long-Term Cash Incentive at the end of the performance period to the extent the performance measures are achieved.

(2)
As part of the transition arrangements for Mr. Yu, the HR Committee approved that the one-off hiring RSU award granted on October 13, 2023 would continue vesting on its original schedule. Following vesting of the second tranche of this award on October 13, 2025, the value in the table reflects the remaining units (19,474) which are due to vest on October 13, 2026.

(3)
As part of the transition arrangements for Messrs. Fisher and Yu, the HR Committee approved that they would each continue to be eligible to receive a prorated portion of their unvested 2024-2026 PCRSUs at the end of the performance period to the extent the performance measures are achieved.

CEO PAY RATIO
The total annual compensation of our median employee, not including our CEO, was $91,248 for 2025. This total compensation amount includes salary paid in the fiscal year, bonuses and non-equity incentive plan compensation (even if paid in the following fiscal year), equity awards granted in the year, change in pension value, company contributions to defined contribution plans, and other required compensation calculated in a manner consistent with Item 402 of SEC Regulation S-K. The total annual compensation of our CEO, Mr. Lewis, as reported in the Summary Compensation Table, was $4,218,225. As a result, the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee was 46 to 1. The main reason for the decrease in our ratio from last year is lower CEO pay due to the incumbent’s 2025 compensation reflecting over 10 months as Chief Supply Chain & Operations Officer, prior to his appointment as CEO on November 10, 2025. Additionally, a significant increase in the EUR:USD conversion rate since last year contributed to the change in the median employee’s salary and other factors which can impact the median employee’s pay include bonus pay and overtime.
As permitted by the SEC’s pay ratio rules, we used the same median employee to calculate our fiscal 2025 pay ratio that we used to calculate our fiscal 2024 pay ratio, as there have not been any significant changes in our employee population or employee compensation arrangements and the median employee remains the same role. As we did last year, we used the methodology, material assumptions, adjustments and estimates described below:
■
We used annual base salary as the “consistently applied compensation measure” rather than total compensation as calculated under the Summary Compensation Table disclosure rules.

■
We used the same median employee as last year, which determined as of October 21, 2024, but updated that employee’s compensation to October 31, 2025.

■
As of October 31, 2025, our total, global workforce was just over 16,000 employees, consisting of approximately 4,700 U.S. employees and 11,300 non-US employees.

■
In determining the median employee, all non-U.S. employees’ pay was converted into USD using exchange rates based on our determination date of October 31, 2024.

■
In determining the median employee, we excluded, under the de minimis exception to the pay ratio rule, all employees in Paraguay (303), Myanmar (104), Turkey (138), and Egypt (192), or 737 employees out of a total of 15,801 employees as at October 31, 2024.

PAY VERSUS PERFORMANCE
Fiscal year	Summary Compensation Table Total for First PEO(1)(3)		Summary Compensation Table Total for Second PEO(1)		Summary Compensation Table Total for Third PEO(1)		Compensation Actually Paid to First PEO(2)(3)		Compensation Actually Paid to Second PEO(1)		Compensation Actually Paid to Third PEO(1)		Average Summary Compensation Table Total for non-PEO NEOs(2)(3)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on:		Net Income(6) (in millions)	Prior EVA(7) (in millions)
															Ball Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)(5)
2025	$	N/A		$13,486,942		$4,218,225	$	N/A		$4,514,573		$4,778,558	$2,356,237	$2,172,934	$60	$100	$912	$378.2
2024	$	N/A		$12,329,337	$	N/A	$	N/A		$18,286,482	$	N/A	$3,531,615	$4,375,184	$90	$137	$4,008	$365.6
2023	$	N/A		$9,318,556	$	N/A	$	N/A		$12,840,113	$	N/A	$2,938,316	$3,598,245	$93	$119	$707	$140.9
2022		$9,355,973		$6,839,380	$	N/A		$(13,778,165)		$(1,197,919)	$	N/A	$2,920,660	$(968,660)	$81	$110	$719	$63.7
2021		$13,924,380	$	N/A	$	N/A		$17,348,994	$	N/A	$	N/A	$4,348,433	$4,895,797	$151	$134	$878	$289.8
The following table identifies the three most important financial performance measures used to link the compensation paid to our CEO and other NEOs from 2025 onwards. The role of each of these performance measures is discussed in detail in the CD&A section.
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EXECUTIVE COMPENSATION

Most Important Performance Measures(5)
EVA
EPS
TSR

(1)
In the table above, PEO refers to “Principle Executive Officer”. Mr. Lewis succeeded Mr. Fisher as CEO in November 2025 and Mr. Fisher succeeded Mr. John A. Hayes as CEO in April 2022. All references to “First PEO” in this table and footnotes relate to Mr. Hayes, all references to “Second PEO” relate to Mr. Fisher, and all references to “Third PEO” relate to Mr. Lewis.

(2)
The non-PEO NEOs represented in the table and footnotes are as follows:
2025—Mr. Rabbitt, Mr. Yu, Ms. Causey, Ms. Lim-Johnson, and Mr. Vail
2024—Mr. Yu, Mr. Lewis, Ms. Causey, and Ms. Lim-Johnson
2023—Mr. Yu, Mr. Morrison, Mr. Lewis, Mr. Kaufman, Ms. Valy Panayiotou, and Mr. Baker
2022—Mr. Morrison, Ms. Valy Panayiotou, Mr. Lewis, and Mr. Baker
2021—Mr. Morrison, Mr. Fisher, Mr. Lewis, and Mr. Baker

(3)
Values included for equity awards in the table have been calculated as prescribed by the SEC and the fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO Summary Compensation Table (SCT) Total to Compensation Actually Paid (CAP) Reconciliation
Prior FYE	12/31/2020	12/31/2021	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2024
Current FYE	12/31/2021	12/31/2022	12/31/2022	12/31/2023	12/31/2024	12/31/2025	12/31/2025
Fiscal Year	2021—1st PEO	2022—1st PEO	2022—2nd PEO	2023—2nd PEO	2024—2nd PEO	2025—2nd PEO	2025—3rd PEO
SCT Total	$13,924,380	$9,355,973	$6,839,380	$9,318,556	$12,329,337	$13,486,942	$4,218,225
− Defined Benefit Pension Compensation included in SCT	$(186,605)	$—	$—	$(174,155)	$(111,795)	$(526,735)	$(139,954)
+ ASC Service Cost for All Defined Benefits Plans in Fiscal Year	$149,468	$144,577	$54,840	$50,534	$52,099	$55,862	$55,351
− Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(6,520,023)	$(6,519,959)	$(5,213,423)	$(5,800,017)	$(6,429,985)	$(7,880,044)	$(1,627,760)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$6,283,459	$1,153,420	$1,550,659	$8,810,484	$9,607,295	$—	$2,495,022
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$4,883,938	$(16,788,025)	$(4,004,324)	$465,890	$2,812,838	$(410,046)	$(191,856)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—	$—	$—	$—	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(1,185,622)	$(1,124,151)	$(425,050)	$168,821	$26,693	$(211,407)	$(30,469)
− Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$—	$—	$—	$—
+ Dividends Accrued not included in Fair Values	$—	$—	$—	$—	$—	$—	$—
Compensation Actually Paid	$17,348,994	$(13,778,165)	$(1,197,919)	$12,840,113	$18,286,482	$4,514,573	$4,778,558
BALL CORPORATION 2026 PROXY STATEMENT | 61

EXECUTIVE COMPENSATION

Non-PEO NEO Summary Compensation Table (SCT) Total to Compensation Actually Paid (CAP) Reconciliation
Prior FYE	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024
Current FYE	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025
Fiscal Year	2021	2022	2023	2024	2025
SCT Total	$4,348,433	$2,920,660	$2,938,316	$3,531,615	$2,356,237
− Defined Benefit Pension Compensation included in SCT	$(107,202)	$(39,202)	$(112,587)	$(32,312)	$(41,603)
+ ASC Service Cost for All Defined Benefits Plans in Fiscal Year	$58,044	$38,432	$30,055	$10,441	$12,672
− Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,674,848)	$(1,449,618)	$(1,272,227)	$(1,317,515)	$(1,182,896)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,640,084	$271,498	$1,838,842	$1,896,167	$1,055,314
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$834,008	$(2,546,960)	$110,635	$233,947	$27,621
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$139,155	$—	$—	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(202,756)	$(302,626)	$65,212	$52,841	$(54,411)
− Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$—	$—
+ Dividends Accrued not included in Fair Values	$34	$—	$—	$—	$—
Compensation Actually Paid	$4,895,797	$(968,660)	$3,598,245	$4,375,184	$2,172,934

(4)
The numbers previously disclosed for Ball’s TSR for 2021 and for peer group TSR for 2020-2023 have been updated. The differences relate to utilizing different providers who use different methodologies for dividend reinvestment. All TSR numbers disclosed above are now based on the same reinvestment methodology.

(5)
Our Peer Group for TSR is the Dow Jones Containers & Packaging Index (DJCPI). The majority of Ball’s sales and earnings are generated from our global packaging business, and members of the DJCPI compete across similar markets and product categories for rigid packaging and secondary packaging. While share price performance may not fully capture our progress in 2025, and recent years, the foundation we are building, through growing volumes, robust cash flow, increasing EVA dollars and significant capital returns, positions us to drive sustained value for shareholders in the years ahead. Ball’s 1-year, 3-year and 5-year total shareholder returns are shown below, relative to both the DJCPI and the S&P 500.

1 year, 3 year and 5 year TSR Performance Graphs

(6)
2024 net income included the proceeds of the sale of our Aerospace business.

(7)
The 2025 EVA number above reflects the historical EVA definition (“Prior EVA”). This is different from an updated EVA methodology (“New EVA”) used for setting EVA targets for incentive purposes from 2025 onwards. The EVA performance targets for the 2025 Performance Stock Units (PSUs), part of the company’s Long Term Incentive Program, as disclosed on page 37, are based on New EVA, which redefines invested capital from the historical Operating Approach “Net Assets Method” to defining invested capital under the “Financing Approach” (Net Debt + Equity). This approach was adopted to reflect the company size post-Aerospace sale and to provide more transparency to investors regarding Ball’s invested capital post-sale. Under New EVA, EVA dollars were rebased for 2024 using the Financing Approach, with the EVA targets for the 2025-27 PSUs being determined from the reset 2024 baseline.

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EXECUTIVE COMPENSATION

Our Company Selected Measure is EVA, as it is the lens used to measure business and strategic initiatives. There is a high correlation between our total executive compensation actually paid compared to our EVA performance over recent years. As mentioned under “Summary of Changes made to 2025 Executive Compensation”, the company updated the incentive programs for 2025 to ensure that the compensation plans were aligned to the strategy of simplifying sustainability for our customers by delivering scalable aluminum packaging solutions and to our ambition of achieving a $30 billion market capitalization by 2030. EVA has served us well as our key incentive metric and continues to play an important role going forward as part of a broader set of incentive measures.
Compensation Actually Paid (CAP) Graphs

*
2024 Net Income includes the proceeds from the sale of our Aerospace business.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes the shares of common stock which may be issued under Ball’s existing compensation plans, as of December 31, 2025.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders	7,172,198	$58.37	9,551,038
Equity compensation plans not approved by security holders	—	—	—
Total	7,172,198	$58.37	9,551,038
BALL CORPORATION 2026 PROXY STATEMENT | 63

STOCK OWNERSHIP INFORMATION
BENEFICIAL OWNERSHIP

The following table lists the beneficial ownership of Ball common stock by our directors, all individuals who served as either CEO or CFO during the last fiscal year, Ball’s three other highest paid executive officers during the last fiscal year and, as a group, all of such individuals and our other executive officers as of the close of business on February 27, 2026.
Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(2)	Number of Shares Which May be Acquired Within 60 Days of February 27, 2026(3)	Deferred Share or Stock Unit Equivalent(4)
John A. Bryant	34,898	*	13,425	7,968
Carey S. Causey	92,244	*	59,892	4,475
Michael J. Cave	61,953	*	36,309	17,444
Aaron M. Erter	5,528	*	3,369	—
Daniel W. Fisher(5)	196,347	*	—	28,334
Dune E. Ives	13,758	*	5,052	6,717
Ronald J. Lewis	276,975	*	186,378	16,396
Hannah S. Lim-Johnson	27,912	*	14,291	4,475
Cynthia A. Niekamp	50,818	*	29,313	—
John E. Panichella	1,833	*	1,833	—
Todd A. Penegor	23,780	*	9,462	5,836
Daniel J. Rabbitt	96,756	*	43,053	20,651
Cathy D. Ross	37,768	*	17,743	20,025
Betty J. Sapp	24,775	*	6,868	10,667
Stuart A. Taylor II	321,032	*	84,669	12,430
Howard H. Yu(6)	2,512	*	—	2,512
Scott A. Vail	—	*	—	—
All of the above and present executive officers as a group (21)	1,537,631(7)	*	666,477	178,444

(1)
For individual beneficial owners, this represents sole voting and dispositive investment power, unless otherwise noted.

(2)
* Indicates less than 1% ownership.

(3)
Includes Restricted Stock Units that may vest during the 60-day period following February 27, 2026 and vested unexercised Stock Options and vested unexercised Stock Appreciation Rights which may be settled for cash or stock. Restricted Stock Units, Stock Options and Stock Appreciation Rights have no voting rights or dispositive investment power.

(4)
Deferred shares or stock units are equivalent to an equal number of shares of common stock that have been deferred under the Ball Corporation Deferred Compensation Company Stock Plans, with no voting rights or dispositive investment power with respect to the underlying common stock prior to its issuance.

(5)
Based on information available prior to Mr. Fisher’s departure from Ball. Includes 13,085 shares owned by Mr. Fisher’s spouse, as to which he disclaims beneficial ownership.

(6)
Based on information available prior to Mr. Yu’s departure from Ball.

(7)
Includes 13,085 shares to which beneficial ownership is disclaimed. In addition, no shares have been pledged as security.

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STOCK OWNERSHIP INFORMATION

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

At the close of business on February 27, 2026, there were outstanding 266,153,058 shares of common stock. Each of the shares of common stock is entitled to one vote. Shareholders do not have cumulative voting rights with respect to the election of directors.
Based on Schedule 13-G filings with the “SEC”, the following table indicates the beneficial owners of more than 5% of Ball’s outstanding common stock as of December 31, 2025:
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	35,587,833(1)	13.37
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	22,543,154(2)	8.47
T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, Maryland 21231	17,927,611(3)	6.74
Parnassus Investments, LLC 1 Market Street San Francisco, CA 94105	13,783,566(4)	5.18

(1)
No shares with sole power to vote or direct to vote.
363,926 shares with shared power to vote or direct to vote.
34,331,167 shares with sole power to dispose of or to direct the disposition of.
1,256,666 shares with shared power to dispose of or to direct the disposition of.

(2)
20,584,791 shares with sole voting power.
22,543,154 shares with sole dispositive power.
No shares with shared voting power and shared dispositive power.

(3)
17,526,578 shares with sole voting power.
17,921,303 shares with sole dispositive power.
No shares with shared voting power.
No shares with shared dispositive power.

(4)
13,783,566 shares with sole voting power.
13,783,566 shares with sole dispositive power.
No shares with shared voting power and shared dispositive power.

BALL CORPORATION 2026 PROXY STATEMENT | 65

AUDIT MATTERS
FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table represents fees for professional services rendered by PricewaterhouseCoopers LLP, Ball’s independent auditor, for 2025 and 2024.
The Audit Committee’s Charter requires management to submit for preapproval all audit, audit-related and non-audit-related services to be performed by the independent auditor. The Audit Committee reviews, on an annual basis all audit, audit-related, tax and all other fees paid by us to the independent auditor for services rendered in the immediately preceding two fiscal years. The Committee has considered the non-audit services provided during 2025 and 2024 by the independent auditor as disclosed below and determined the services were compatible with maintaining the auditor’s independence. The Committee believes the fees paid to the independent auditor in respect of the services were appropriate, necessary and cost-efficient in the management of Ball’s business and are compatible with maintaining the auditor’s independence. The Committee requires management and the independent auditor to confirm these findings as well. The Audit Committee preapproved all of the services that were provided by PricewaterhouseCoopers LLP in 2025 and 2024.

(In millions)	Fiscal 2025	Fiscal 2024
Audit Fees	$11.0	$11.2
Audit-Related Fees	0.4	0.9
Tax Fees	0.4	0.6
All Other Fees	—	—
Audit fees included the audit of Ball’s annual consolidated financial statements and internal control over financial reporting, reviews of quarterly reports, together with fees for statutory and subsidiary audits, SEC registration statements, comfort letters and consents.
Audit-related services consisted principally of consultations and due diligence reviews related to certain acquisitions and divestitures, agreed upon procedures reports, attestation reports on certain sustainability metrics and consultations related to pending accounting pronouncements.
Tax fees consist principally of tax compliance matters related to tax audits, return preparation fees and fees for tax consultations.

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AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Ball’s Board consists of non-employee directors who are independent under the NYSE Listing Standards and SEC rules.
Management is responsible for monitoring Ball’s
■
accounting policies;

■
system of internal accounting controls over financial reporting;

■
disclosure controls and procedures; and

■
compliance with laws, regulations and applicable ethical business standards.

The independent auditor is responsible for performing an audit of our Consolidated Financial Statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon as well as issuing an opinion on the effectiveness of our internal control over financial reporting.
The Committee’s responsibility is to monitor and oversee the internal controls over financial reporting and disclosure controls and procedures, and to engage and evaluate the independent auditor. Management has represented to the Committee that Ball’s financial statements for the year ended December 31, 2025, were prepared in accordance with U.S. GAAP, and the Committee has reviewed and discussed those financial statements with management and the independent auditor. The Committee has also discussed with the independent auditor the matters required to be discussed by the Statement of Auditing Standards, as amended, the PCAOB Auditing Standards and the NYSE Listing Standards. Ball’s independent auditor provided to the Committee on a quarterly basis the written disclosures and letter required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. The Committee has discussed with the independent auditor the firm’s independence and internal quality control procedures, peer reviews and any investigations or inquiries by governmental or professional authorities disclosed by the independent auditor.
Based upon the Committee’s review and discussion with management and the independent auditor, the representations of management and the disclosures and letter of the independent auditor (as required by PCAOB Rule 3526), the Committee recommended to the Board that the audited Consolidated Financial Statements in Ball’s Annual Report on Form 10-K, including management’s and the independent auditor’s opinion of Ball’s effectiveness of internal control over financial reporting as of December 31, 2025, be filed with the SEC.
The foregoing report has been furnished by the following members of the Audit Committee:
Cathy D. Ross
John A. Bryant
Michael J. Cave
John E. Panichella
Todd A. Penegor

BALL CORPORATION 2026 PROXY STATEMENT | 67

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
VOTING ITEM 1—ELECTION OF DIRECTORS

The Board has nominated John A. Bryant, Aaron M. Erter, Ronald J. Lewis, Cynthia A. Niekamp, John E. Panichella, Todd A. Penegor, Cathy D. Ross, Betty J. Sapp, and Stuart A. Taylor II to serve as directors until the 2027 Annual Meeting of Shareholders, or, in each case until his or her respective successor is elected and qualified.
Each of the nominees has consented to be named as a candidate in the Proxy Statement and has agreed to serve if elected. If, for any reason, any nominee becomes unavailable for election, the shares represented by proxies will be voted for any substitute nominee or nominees designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve.
Under Ball’s Amended Articles of Incorporation, as amended, in an uncontested election (which we expect at this Annual Meeting), directors are elected by a majority of the votes cast by the shares entitled to vote on the matter at a meeting at which a quorum is present. If a nominee receives more “against” than “for” votes, Ball’s Bylaws provide that the director must tender a resignation and the Nominating/Corporate Governance Committee must make a recommendation to the Board on whether to accept the resignation. The relevant provisions can be found in Ball’s Bylaws which are on our website at www.ball.com/investors.

The Board of Directors recommends a vote FOR the election of each director nominee named.
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PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
PricewaterhouseCoopers LLP has been retained as our external auditor continuously for many years. During its tenure as the external auditor, the firm has maintained its independence and regularly rotated the audit partner as required by the SEC and PCAOB. Through its external audit work the firm has gained valuable institutional knowledge enabling effective audit practices and procedures. The members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the independent external auditor is in the best interests of Ball and our investors.
We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.
Representatives of PricewaterhouseCoopers LLP will attend the 2026 Annual Meeting of Shareholders and will have an opportunity to make a statement, if desired, and to respond to appropriate questions.
To approve the selection of auditors, at a meeting at which a quorum is present, more votes must be cast “for” the proposal than are cast “against” it.
In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of Ball and our shareholders.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Ball’s independent registered public accounting firm for 2026.
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PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 3—ADVISORY (NON-BINDING) VOTE TO APPROVE COMPENSATION OF NEOS

We are asking our shareholders to provide advisory approval of the compensation of our NEOs, as we have described it in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory and is not binding on us, it will provide useful information to our management team and our Human Resources Committee, regarding our shareholders’ views about our executive compensation philosophy, policies and practices. The HR Committee will be able to consider these views when determining executive compensation for the future.
Our compensation program is designed to accomplish several goals: to foster a pay-for-performance and management-as-owners culture that aligns the interests of management with shareholders; to deliver on strategic objectives and results; to provide competitive and reasonable compensation opportunities; and to support recruitment and retention of key executives. We believe that offering several compensation elements that incorporate multiple absolute and relative performance metrics and measurement periods promotes our compensation goals. In aggregate, our approach ensures accountability to our shareholders.
To approve the compensation of our NEOs, at a meeting at which a quorum is present, more votes must be cast “for” the proposal than are cast “against” it.

VOTE REQUESTED
We believe the information we have provided above and within the “Executive Compensation Discussion and Analysis” section of this Proxy Statement demonstrates that our executive compensation program with respect to our NEOs is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, the Board of Directors recommends that shareholders approve the following advisory resolution, the results of which will be considered by the Board.
RESOLVED: That the shareholders of Ball Corporation hereby approve, on an advisory basis, the compensation of the individuals identified in the “Summary Compensation Table,” as disclosed in the Ball Corporation 2026 Proxy Statement pursuant to Item 402 of Regulation S-K which disclosure includes the “Executive Compensation Discussion and Analysis” section, the compensation tables and the accompanying footnotes and narratives within and following the “Executive Compensation Discussion and Analysis” section of such Proxy Statement.
The Board of Directors recommends a vote FOR the advisory (non-binding) vote approving compensation of the company’s named executive officers.
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VOTING ITEM 4—APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2013 STOCK AND CASH INCENTIVE PLAN

On January 28, 2026, the Board approved an amendment (the “2026 Plan Amendment”) to the Amended and Restated 2013 Stock and Cash Incentive Plan (the “Amended and Restated Plan”), subject to shareholder approval. The Amended and Restated Plan originally approved by shareholders on April 26, 2017 amended and restated the original plan approved by shareholders on April 24, 2013 (the “Original Plan”). The Original Plan authorized the issuance of 12,500,000 shares for use in the Company’s incentive program and the Amended and Restated Plan approved an additional 10,000,000 shares for use in the Company’s incentive program. Both the Original Plan and the Amended and Restated Plan received 89% and 94% shareholder support, respectively. The Company is seeking shareholder approval of the 2026 Plan Amendment to allow the Company to continue to leverage the plan to motivate and retain employees with an incentive tool that aligns employees with shareholder interests.
The 2026 Plan Amendment would increase the number of shares of Common Stock issuable under the Amended and Restated Plan by 15,000,000 shares (approximately 5.6% of the outstanding common shares of 266,153,058 as of February 27, 2026. The 2026 Plan Amendment will not become effective until it is approved by the Company’s shareholders. In accordance with applicable NYSE Listing Standards, the Board is asking the Company’s shareholders to approve the proposed 2026 Plan Amendment so the Company may use the remaining 9,551,038 shares authorized under the Amended and Restated Plan and the 15,000,000 shares requested under the 2026 Plan Amendment to allow the Company to continue offering an equity incentive program that aligns the Company’s employees with the interests of shareholders.
SUMMARY OF PROPOSED PLAN AMENDMENTS
The Board recommends approval of the 2026 Plan Amendment in the form attached as Exhibit A and incorporated herein by reference. The proposed 2026 Plan Amendments include the following amendments to the Amended and Restated Plan: (i) the addition of 15,000,000 shares of Common Stock to the total shares authorized under the Amended and Restated Plan and (ii) the increase of the maximum annual award limit for non-management Directors to $750,000 per calendar year.
REASONS FOR APPROVAL
The Board believes that the Company and its shareholders have benefited substantially over the years from the use of stock options, stock appreciation rights (SAR), restricted stock, restricted stock units and other awards and incentives as an effective means to secure, motivate and retain key personnel. Equity incentives, beginning with the first plan adopted in 1958 and continuing with successor plans, have been a significant factor in the success and growth of Ball. The Amended and Restated Plan was adopted in 2017 and authorized the issuance of an additional 10,000,000 shares of Common Stock for a total authorized and unissued amount of 13,415,205 as of January 31, 2017. As of December 31, 2026 the remaining balance of authorized and unissued shares is 9,551,038. The addition of 15,000,000 shares is expected to allow the Company to continue to issue shares under the Amended and Restated Plan for the next 6 to 8 years.
The proposed increase in the maximum annual award limit for eligible non-management Directors will have no impact on the amount of director compensation as determined by the Human Resources Committee. See “DIRECTOR COMPENSATION” on page 23 for a full description of the director compensation program. The purpose for the increase in the maximum annual award limit is to allow Directors to fully participate in the deferred compensation program by allowing each participating Director to elect to defer into Company stock all of the compensation he/she receives for service on the Board. This increase will allow Directors to choose to receive stock in lieu of cash for their service. This proposed change will allow for full utilization of the deferred compensation program and further align the interests of Directors with shareholders.
DETERMINATION OF THE NUMBER OF SHARES FOR THE 2026 PLAN AMENDMENT
As of December 31, 2025 there were 9,551,038 shares remaining under the Amended and Restated Plan reflecting an average usage rate during the last 9 years of approximately 8% per year of the overall authorized amount (22,500,000). This usage rate reflected our prior long-term incentive program that was comprised of a blend of cash and equity incentives. In 2025, the Company replaced the cash component of the long-term incentive program with Restricted Stock Units, meaning that the long-term incentive awards are now entirely stock based and therefore more aligned with the long-term interests of shareholders.
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PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

The following table sets forth the share equivalent for outstanding awards of options, SARs and Full Value Awards (which include time-based RSUs and estimated Performance-Stock Units that are expected to vest based on forecasted performance outcomes).
Options and SARs Outstanding as at 12/31/2025	Weighted Average Exercise Price of Outstanding Options and SARs	Weighted Average Remaining Term	Full Value Awards Outstanding as at 12/31/2025	Shares Available for Future Grants as of January 1, 2026
7,172,198	$58.37	4.4 years	1,109,929	9,551,038
For purposes of determining the number of shares available for grant under the Amended and Restated Plan, each restricted stock unit, option or SAR is counted against the total authorized shares as one share. The Amended and Restated Plan utilizes “fungible share counting” which counts each restricted stock unit as 2.98 shares. Shares subject to awards that are cancelled, expire or are forfeited will be available for re-grant. Shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations are not available for future grants. The requested amount of additional shares is based on the Company’s current and historical grant practices and share price. The Board believes that the additional shares requested plus the remaining shares available under the Amended and Restated Plan will be sufficient to provide awards for more than 5 years.
BURN RATE
The following table sets forth information regarding awards granted and/or earned for each of the last three fiscal years, the usage rate for each of the last three fiscal years and the average usage rate over the last three fiscal years. This is supplemental to the equity award information in the Form 10-K for each of those fiscal years, which reported the total equity awards granted in each respective fiscal year. The table below reflects nonperformance awards in the year granted and performance-based awards in the year in which the performance criteria was met and the awards vested.
Year	Options Granted	Restricted Stock Units Granted (Nonperformance)	Performance Stock Units Vested(1)	Total Awards Granted (based on 2.98 to 1 share count multiplier)	Weighted Average Number of Common Shares Outstanding at 12/31 (CSO)	Burn Rate = Total Granted/CSO
2025	549,131	375,695	275,046	2,488,399	274,263,418	.91%
2024	1,243,386	149,873	—	1,690,008	305,459,000	.55%
2023	1,220,253	225,300	—	1,891,647	314,775,000	.60%

(1)
The following table provides the performance stock units granted, forfeited and vested in each of the respective years:

Year	Performance-Based Awards	# of Shares/Units
2025	Non-vested at Dec. 31, 2025	442,809
	Granted	237,881
	Vested	275,046
	Forfeited	60,741
2024	Non-vested at Dec. 31, 2024	540,715
	Granted	218,678
	Vested	—
	Forfeited	174,245
2023	Non-vested at Dec. 31, 2023	496,282
	Granted	198,399
	Vested	—
	Forfeited	158,492
	Non-vested at Dec. 31, 2022	456,375
The burn rate is calculated as (a) all options and nonperformance restricted stock units granted in a fiscal year plus (b) performance stock units vested in a fiscal year; divided by the weighted average number of common shares outstanding at
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PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

the end of that fiscal year. Shares cancelled or forfeited are not excluded from the number of options and Restricted Stock Units granted in the table above. Awards earned upon the attainment of performance criteria are counted in the year in which they vest rather than the year in which they are granted. The Company has managed its usage rate for incentive awards granted to reasonable levels while utilizing equity incentives to create a competitive and motivating long-term incentive compensation program.
DILUTION
The Company considered the potential dilution that would result from the 2026 Plan Amendment. We calculate the potential dilution of the 2026 Plan Amendment by dividing (a) the number of shares outstanding and unissued under the Amended and Restated Plan plus the 15,000,000 shares requested under the 2026 Plan Amendment (the “numerator”), by (b) the total number of shares outstanding on February 27, 2026. The potential dilution under the 2026 Plan Amendment would be 12%, which the Company believes is reasonable for our industry.
PLAN SUMMARY
After approval of the 2026 Plan Amendment, the Amended and Restated Plan will continue to include the principal features, governance oversight mechanisms and limits that were previously approved by shareholders, including the following:
■
The Plan will be administered by the Board or a committee consisting of two or more non-employee independent directors or its delegates.

■
The Board or a committee comprised solely of non-employee directors will administer the grants to directors made under the Plan.

■
The aggregate number of shares granted to non-management directors in a calendar year will not exceed the value of the dollar limit stated in the Plan ($750,000 under the 2026 Plan Amendment).

■
No shares shall be issued or transferred pursuant to an equity award unless all legal requirements applicable to the issuance of shares, in the opinion of the Company’s Chief Legal Officer, have been satisfied.

■
Stock options and SARs may not be granted with exercise prices lower than the fair market value of the Company’s common stock on the grant date

■
The Company will not “reprice” (as defined by the NYSE) any option or SAR without shareholder approval.

■
Shares tendered in the exercise of Options, withheld for taxes, or not issued as a result of a net-settlement or net exercise of SARs will not be available for future grant.

■
Dividend equivalents are only paid on an Award if and when the vesting and/or performance criteria of the Award is met.

■
In the event of a Change in Control of the Company (as defined in the Plan), outstanding unvested awards granted under the Plan will vest only in the event of the employee’s termination or constructive termination without Cause within 12 months following the Change in Control (referred to as a “double trigger”).

■
Awards made under the Plan will continue to be subject to recoupment or claw-back by the Company in the event that any fraud or intentional misconduct of an executive officer, Affiliate or Vice President of the Company causes the Company to restate its financial statements.

■
The Plan will continue in effect for a limited period—10 years from the date of the 2026 Plan Amendment.

■
The Board or the administrator of the Plan may amend or discontinue the Plan provided that any amendment shall be subject to the approval of the Company’s shareholders.

A copy of the Amended and Restated Plan was filed as Exhibit B to the Company’s Proxy Statement filed March 15, 2017. The features, governance oversight mechanisms and limits described above are not all inclusive and should be read subject to the full text of the Amended and Restated Plan as amended by the 2026 Plan Amendment. We incorporate the Amended and Restated Plan and the 2026 Plan Amendment herein by reference.
Awards and Eligibility
The Amended and Restated Plan provides for Awards which are defined to include Cash Awards, Options, SARs and Stock Awards (i.e., Shares, Stock Units and Restricted Stock). Under the Amended and Restated Plan, Options to purchase the
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PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

Company’s Common Stock may be granted to directors (except no Incentive Stock Options may be granted to nonemployee directors) and key executive, administrative, professional and technical employees, including corporate officers of the Company or any of its subsidiaries, consultants and independent contractors. As of December 31, 2025, approximately 360 persons were in a category eligible to participate in the Amended and Restated Plan, including approximately 350 employees who are at an eligible employee grade to receive annual awards under the Plan, 0 consultants and independent contractors and 10 nonemployee directors. In addition, selected employees who are not eligible for annual awards receive one-off awards under the plan if they are selected through the annual talent review process as being high potential talent for the future (around 110 employees per annum) and other selected awards are made for recruitment and retention purposes from time to time. The benefits or amounts payable under the Amended and Restated Plan are discretionary and are not determinable at this time. Because the awards are discretionary, we are unable to determine who would have received awards during the last year if the Amended and Restated Plan, as amended by the First Amendment, had been in effect. Notwithstanding, the awards granted under the Amended and Restated Plan during the last year are reported in this Proxy Statement under the section entitled “Grants of Plan-Based Awards”.
Administration
The Amended and Restated Plan is administered by the Board, although the Board retains the authority to appoint a Committee or other delegates as Administrator of the Amended and Restated Plan. With respect to awards granted to officers and directors of the Company, the Amended and Restated Plan will be administered by the Board or a Committee consisting of no fewer than two nonemployee independent directors. The Administrator will decide to whom and when to make grants, the types of grants, the number of shares to be covered by the grants and any special terms or provisions relating to Awards. The Administrator may at any time adopt such resolutions, rules and regulations for the Amended and Restated Plan and interpret the Amended and Restated Plan as it deems advisable. No shares shall be issued or transferred pursuant to a Stock Award unless all legal requirements applicable to the issuance of shares, in the opinion of the Chief Legal Officer, have been ratified.
Stock Subject to the Amended and Restated Plan
Subject to certain adjustments permitted under the Amended and Restated Plan, the maximum number of Shares reserved for the grant of Awards under the Amended and Restated Plan as amended by the 2026 Amendment (“Total Authorized Shares”) is 37,500,000 Shares, which reflects an increase of 15,000,000 Shares from 22,500,000, the number of Shares which were authorized under the Plan as of April 26, 2017. For purposes of determining the number of Shares available for grant under the Amended and Restated Plan, each Share subject to or issued in respect of an Option or a SAR shall be counted against the Total Authorized Shares as one share. All shares underlying a SAR award shall be counted against the Total Authorized Shares, and shares not issued upon the net settlement or net exercise of a Option or SAR award shall not be added to and shall not increase the number of shares available for grant. Each Share subject to or issued in respect of an Award other than an Option or Stock Appreciation Right shall be counted against the Total Authorized Shares as 2.98 Shares. Subject to the following sentence, if any Shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award terminates or expires without distribution of Shares to the Awardee, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, shall be available again for Awards under the Amended and Restated Plan; provided however, that for each Share subject to an Award other than an Option or Stock Appreciation Right, 2.98 Shares shall be available again for Awards under the Amended and Restated Plan. The following Shares shall not be available for future grants: (i) Shares tendered in payment of the exercise price of an Option, (ii) Shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations for any Award, and (iii) Shares not issued upon the net settlement or net exercise of a SAR. In addition, the Total Authorized Shares shall not be increased by any Common Stock repurchased by the Company with Option proceeds. The Shares subject to the Amended and Restated Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.
Options
Each Option will have a term no longer than 10 years from the date of grant, and will be exercisable as decided by the Administrator in accordance with law. Incentive Stock Options may be exercised upon termination of employment or the termination of a director’s service, as the Administrator shall determine in accordance with applicable law. No Incentive Stock Option may be granted under the Amended and Restated Plan after the 10th anniversary of the date of the last amendment of the Amended and Restated Plan pursuant to which the total authorized shares were increased.
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The exercise price for both Incentive Stock Options and Non-Qualified Stock Options shall not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant, defined to be the closing price of the Company’s Common Stock as published in The Wall Street Journal report of the New York Stock Exchange—Composite Transactions. The exercise price may be paid in cash and/or check or wire transfer or, with the consent of the Administrator, in Common Stock which the Awardee owns or in such other form as permitted by the Administrator. The exercise price under each Option will not change during the life of the Option (subject to adjustment as provided in the Amended and Restated Plan to reflect certain corporate transactions), regardless of changes in the market value of the Common Stock. The Administrator will not amend or replace, without shareholder approval, previously granted Options in any transaction that constitutes a “repricing” as such term is used under the rules of the NYSE. Except in the event of changes in capitalization, dissolution, liquidation or a change in control of the Company, the terms of any outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options.
Stock Appreciation Rights
Each SAR entitles the holder to receive, upon exercise, the difference between the fair market value of a share of Common Stock on the date of exercise over the exercise price of each SAR, multiplied by the number of shares with respect to which the SAR is exercised. SARs may be granted in tandem with an Option.
A SAR may be awarded based upon the attainment of certain performance criteria. The exercise price per share of any SAR will not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. The term of each SAR will be determined by the Administrator. SARs will be paid in cash, in shares or in a combination thereof, as the Administrator may determine at the time of such grant. The Administrator will not amend or replace without shareholder approval, previously granted SARs in any transaction that constitutes a “repricing” as such term is used under the rules of the NYSE. Except in the event of changes in capitalization, dissolution, liquidation or a change in control of the Company, the terms of any outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, other Awards or SARs with an exercise price that is less than the exercise price of the original SARs. Each SAR shall have a term no longer than 10 years from the date of grant.
Stock Awards
Stock Awards may consist of the issuance of Shares, Stock Units and Restricted Stock. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee.
The Administrator may provide that, subject to Applicable Laws, Participants holding or beneficially entitled to Stock Awards shall be entitled to dividend equivalents which accrue during the vesting and/or performance period and only pay if and when the vesting and/or performance criteria of the Award is met. The Administrator may establish the terms and conditions of any payout of Stock Units or shares (if any) upon the termination of the Participant’s employment or service on the Board. The Administrator may modify or amend each Award, including, but not limited to, the allocation of vesting and/or exercisability, but such allocation shall be limited to circumstances of death, disability, retirement or change in control.
Cash Awards
Subject to the terms of the Amended and Restated Plan, Cash Awards may be granted to eligible employees or nonemployee directors at any time as determined by the Administrator, as appropriate. The Administrator may establish the amount of other incentive awards granted, the applicable related performance period and performance goals and other terms and conditions applicable to such grant.
Awards Nontransferable
Unless determined otherwise by the Administrator, an Award may not be assigned, transferred, pledged or otherwise encumbered by an Awardee, other than by will, beneficiary designation or the laws of descent and distribution.
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Deferral
In order to encourage directors, officers and key employees to invest in and retain ownership of the Company’s shares, employees and directors may be permitted to defer all or some of their Awards under the Amended and Restated Plan, as well as shares and matches of shares. Deferrals may be for such periods and upon such terms as the Administrator may determine in its sole discretion and in accordance with Section 409A of the Code and any Treasury Department or Internal Revenue Service Regulations or Guidance.
Deferrals by Awardees that are not exempt from Section 409A of the Code will be made in accordance with Section 409A of the Code. The terms of these deferrals, and any related programs, procedures, Award Agreements and other related documents shall be determined by the Administrator, in its sole discretion. Any such terms, including terms with respect to eligibility to make or change deferral elections, and timing, form, and if applicable, acceleration of, distributions shall comply with the applicable requirements of Section 409A of the Code or shall otherwise be exempt from Section 409A of the Code.
Change in Control
In order to protect the Awardees’ rights in the event of a Change in Control of the Company (as defined in the Amended and Restated Plan), the Amended and Restated Plan provides for the immediate vesting of all Awards granted under the Amended and Restated Plan that are outstanding at the time of the Change in Control if the Awardee’s employment is terminated within 12 months following the Change in Control without Cause (as defined in the Amended and Restated Plan) or by the Awardee upon the occurrence of Constructive Termination (as defined in the Amended and Restated Plan); and such Awards shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse without regard to the number of years that have elapsed from the date of grant or when the performance criteria have been achieved.
With respect to Awards under the Amended and Restated Plan that are deferred, the definition of Change in Control shall have the meaning set forth in Section 409A of the Code and any Treasury Department or Internal Revenue Service Regulations or Guidance.
Term of the Amended and Restated Plan
If approved by the shareholders, the First Amendment to the Amended and Restated Plan will be effective on April 29, 2026, and will continue in effect for a term of 10 years from the later of the date of any amendment to add shares to the Amended and Restated Plan which is approved by the shareholders of the Company. The foregoing is subject to the right of the Board or Committee to terminate or cancel the Amended and Restated Plan.
Recoupment
If the Board or an appropriate Committee of the Board determines that any fraud or intentional misconduct by one or more Officers or other executives of the Company, or an Affiliate, at a level of Vice President or above caused the Company, directly or indirectly, to restate its financial statements and the Officer or such executive has received more compensation than would have been paid absent the fraud or intentional misconduct, the Board or Committee, in its discretion, shall take such action as it deems necessary or appropriate to remedy the fraud or intentional misconduct and prevent its recurrence. Such action may include requiring partial or full reimbursement of any incentive compensation paid to such Officer or such executive or causing the partial or full cancellation of outstanding incentive compensation awards, restricted stock awards and/or stock options previously granted to such Officer or such executive in the amount by which such compensation exceeded any lower payment that would have been made based on the restated financial results.
Amendment and Termination
The Board or Committee may amend, alter or discontinue the Amended and Restated Plan, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by applicable law. No amendment, suspension or termination of the Amended and Restated Plan shall adversely affect the rights of any outstanding Award, unless mutually agreed otherwise in writing and signed by the Participant and the Administrator.
U.S. Federal Tax Consequences
The following summary constitutes a brief overview of the principal federal income tax consequences relating to the above-described Awards based upon current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee’s death or the tax consequences of any municipal, state, local or foreign taxes.
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An Awardee will not realize income upon the granting of a Stock Option under the Amended and Restated Plan, nor would the Company be entitled to a deduction at such time.
Generally, there will be no realization of income by the Awardee upon the exercise of an Incentive Stock Option (generally if exercised no later than three months after any termination of employment). If the Awardee sells shares acquired upon exercise of an Incentive Stock Option of Common Stock after the later of one year from the exercise date or two years from the date of grant, any gain or loss on the sale generally will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction on account of the issuance of Common Stock or the grant of the Incentive Stock Option. The tax consequences of any untimely exercise or disposition of shares with respect to an Incentive Stock Option will be determined in accordance with the rules applicable to Non-Qualified Stock Options. The amount by which the fair market value of the stock on the exercise date of an Incentive Stock Option exceeds the option price, however, will be an item of tax adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Internal Revenue Code, as amended.
Upon the exercise of a Non-Qualified Stock Option, the Awardee will realize compensation income in the amount of the excess of the fair market value of the Company’s Common Stock on the day of exercise over the stock option exercise price. The tax basis of any shares acquired upon exercise of a Non-Qualified Stock Option will be the fair market value of such shares on the date the stock option is exercised.
With respect to Restricted Stock or Stock Units, an Awardee will generally not realize income at the date of the award, nor would the Company be entitled to a deduction at that time. The Awardee generally will realize compensation income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Company will be entitled to a corresponding tax deduction. Dividend equivalents paid to Awardees generally will be taxed as compensation income to the Awardee and deductible as such by the Company.
When a SAR is exercised (the difference between the value of the SAR or the grant over the value at the date of exercise), the Awardee will realize compensation income equal to the fair market value of such cash or Common Stock received upon such exercise (less any consideration paid by the Awardee for such award). The Company would be entitled to a deduction for federal income tax purposes in the amount and in the year that the Awardee realizes the compensation income, subject to certain limits. The tax basis of any shares of any Common Stock received will be the fair market value of such shares on the date the SAR is exercised.
The Amended and Restated Plan and Awards granted thereunder and any compensation deferred by election of the Awardee as permitted under the Plan are designed and intended, to the extent applicable, to comply with the requirements of Section 409A of the Code, as amended, and any Treasury Department or Internal Revenue Service Regulations or Guidance.
Awardees who are residents of foreign countries may be subject to the tax laws of those countries.
VOTE REQUESTED
The Board of Directors recommends that shareholders approve the 2026 Plan Amendment as set forth in Exhibit A, to (i) increase the amount of authorized shares by 15,000,000, and (ii) increase the maximum annual award limit for non-management Directors to $750,000 per calendar year.
The Board of Directors recommends a vote FOR the approval of the amendment to the 2013 Amended and Restated Stock and Cash Incentive Plan.
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VOTING AND MEETING INFORMATION
ANNUAL MEETING

This year’s Annual Meeting will be held in-person and in a virtual format through a live webcast.
You may attend the Virtual Annual Meeting at www.virtualshareholdermeeting.com/BALL2026. To attend as a shareholder, you must enter the 16-digit control number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or Voting Information Form, or in the email sending the Proxy Statement to you. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.
Questions may be submitted through www.virtualshareholdermeeting.com/BALL2026 either before (during check-in) or during the Annual Meeting. We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately thirty minutes before the meeting on April 29, 2026.
Although the live webcast is available only to shareholders at the time of the meeting, a webcast replay will be available for a limited time after the meeting at www.virtualshareholdermeeting.com/BALL2026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving the Proxy Statement? You are receiving the Proxy Statement because you owned shares of Ball Corporation common stock on February 27, 2026, the record date, entitling you to vote at the Annual Meeting. The Board is soliciting your proxy to vote at the scheduled 2026 Annual Meeting or at any later meeting should the scheduled Annual Meeting be adjourned or postponed for any reason. Your proxy will authorize specified people (proxies)
to vote on your behalf at the Annual Meeting in accordance with your written instructions. Using a proxy enables you to vote even if you do not attend the Annual Meeting.
What will I be voting on? The matters that will be presented for a vote and the Board’s recommendations are shown below:

	Item			Management Proposals
1	Election of nine director nominees to serve for a one-year term expiring at the annual meeting in 2027:			FOR each nominee
	■ John A. Bryant	■ Aaron M. Erter	■ Ronald J. Lewis
	■ Cynthia A. Niekamp	■ John E. Panichella	■ Todd A. Penegor
	■ Cathy D. Ross	■ Betty J. Sapp	■ Stuart A. Taylor II
2	Ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company for 2026			FOR
3	Approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in this Proxy Statement			FOR
4	Approve an amendment to the Amended and Restated 2013 Stock and Cash Incentive Plan			FOR
To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above
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VOTING AND MEETING INFORMATION

Could other matters be decided at the Annual Meeting? We do not know of any other matters that will be raised at the Annual Meeting. The Chairman will allow presentation of a proposal or a nomination for the Board from the floor at the Annual Meeting if the proposal or nomination was properly submitted. The proxies will have discretionary authority, to the extent permitted by law, to vote for or against other matters that may properly come before the Annual Meeting as those individuals deem advisable.
How many votes can I cast? Each share of Ball Corporation common stock is entitled to one vote on each of the directors to be elected and one vote on each other matter that is properly presented at the Annual Meeting.
How do I vote if I am a record holder? If you are a record holder of shares, that is, the shares are registered in your name and not the name of your broker or other nominee, we urge you to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by telephone or electronically as instructed on page iv of the Proxy Statement and on your proxy card, or you can complete, sign, date and mail your proxy card if you request a paper copy of the proxy materials. You may also vote by attending the Annual Meeting or sending a personal representative to the Annual Meeting with an appropriate proxy. Unless you or a personal representative plan to attend and vote at the meeting, your vote must be received no later than 11:59 P.M. (EDT) on Tuesday, April 28, 2026.
How do I vote if I hold my shares under the Employee Stock Purchase Plan (“ESPP”) or the 401(k) Plan? Plan participants may vote their shares in the manner set forth above. However, shares held through the ESPP or the 401(k) Plan must be voted by 11:59 P.M. (EDT) on Sunday, April 26, 2026. The Trustee of the 401(k) Plan will vote the unvoted shares for each voting item in the same proportion as the voted shares for each item. The Administrator of the ESPP will vote the unvoted shares for that Plan in accordance with the Board of Directors’ recommendations.
How do I vote if I hold my shares in “street name” through a bank or broker? If you hold your shares as a beneficial owner through a bank, broker or other nominee, that entity will send you specific instructions. You must provide voting instructions to your bank, broker or other nominee by the deadline stated in the materials they provide to ensure your shares are voted in the way you would like. If you do not provide instructions to your bank, broker or other nominee, that entity will only be permitted to vote on the proposal to approve the appointment of the independent auditor. Brokerage firms and other nominees that do not receive voting instructions from their clients on the proposal to elect directors, the proposal to approve our executive compensation or to approve the amendment to our 2013 Stock and Cash Incentive Plan may not vote on those items. This will result in so-called “broker non-votes”.
What is the effect of abstentions and broker non-votes? Broker non-votes and abstentions will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval for an item, and will have no effect on the outcome of any vote.
How can I change my vote? Shareholders of record may revoke their proxies or change their votes in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary; by voting again by telephone or via the Internet; by voting in writing if they requested their materials in paper copy; or by voting at the virtual meeting. Simply attending the Annual Meeting will not revoke a proxy. If you hold shares in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting virtually and voting in person.

SHAREHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

To be eligible for inclusion in our Proxy Statement for the 2027 Annual Meeting of Shareholders, shareholder proposals must be received in writing by the Corporate Secretary at Ball’s principal executive offices, 9200 W. 108th Circle, Westminster, CO 80021, by November 17, 2026.
If a shareholder desires to bring business before the 2027 Annual Meeting of Shareholders without submitting a proposal for inclusion in the Proxy Statement, we must receive written notice of the shareholder proposal, at our principal executive offices between December 30, 2026, and January 29, 2027, or the proposal may be considered untimely. The appointed proxies may exercise their discretionary authority to vote previously solicited proxies against any such proposal if it is raised at the 2027 Annual Meeting.

BALL CORPORATION 2026 PROXY STATEMENT | 79

VOTING AND MEETING INFORMATION

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders, cost savings for companies, and less waste.
A number of brokers may be householding our proxy materials. That means a single Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If you receive notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you specifically request separate copies of these documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker to discontinue householding and direct your written request to receive a separate Proxy Statement and Annual Report to us at: Ball Corporation, Attention: Investor Relations, 9200 W. 108th Circle, Westminster, Colorado 80021 or call Investor Relations at 303-460-3537. Shareholders who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking” statements concerning future events and financial performance. Words such as “expect”, aim,” “goal,” “vision,” and similar expressions typically identify forward looking statements, which are generally any statements other than statements of historical fact. For example, the forward-looking statements in this Proxy include statements relating to our plans, objectives, and strategies for creating shareholder value, improving financial performance and reaching sustainability and safety goals. Such statements are based on current expectations or views of the future and are subject to risks and uncertainties, which could cause actual results or events to differ materially from those expressed or implied. You should therefore not place undue reliance upon any forward-looking statements, and they should be read in conjunction with, and qualified in their entirety by, these cautionary statements. Ball undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Key factors, risks and uncertainties that could cause actual outcomes and results to be different are summarized in filings with the Securities and Exchange Commission, including in Ball’s Form 10-K, which are available on Ball’s website and at www.sec.gov.

SOLICITATION AND OTHER MATTERS

We will pay the cost of soliciting proxies. Georgeson Inc. has been retained to assist in the solicitation of proxies for a fee of $11,000. In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by some directors, officers and Ball employees, without additional compensation, as well as by employees of Georgeson Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material, Annual Report and other shareholder materials to the beneficial owners of common stock where those owners request such materials.
As of the date of this Proxy Statement, the Board has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. However, the individuals named in the accompanying proxy shall have authority to vote such proxy as to any other matters that properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.
By Order of the Board of Directors, Hannah Lim-Johnson Corporate Secretary
March 17, 2026
Westminster, Colorado

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Exhibit A
Ball Corporation
First Amendment to Amended and Restated 2013 Stock and Cash Incentive Plan
This First Amendment (the “First Amendment”) to the Amended and Restated 2013 Stock and Cash Incentive Plan of Ball Corporation, as amended and restated effective April 26, 2017 (the “Plan”), was approved by the Board of Directors of Ball Corporation on January 28, 2026, and is hereby effective immediately upon approval of this First Amendment by the shareholders of Ball Corporation.
1.
Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Plan.

2.
The first sentence of Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to the provisions of Section 16 of the Plan, the maximum number of Shares reserved for the grant of Awards under the Plan (“Total Authorized Shares”) is 37,500,000 Shares, which reflects an increase of 15,000,000 Shares from 22,500,000, the number of Shares which were authorized under the Plan as of April 26, 2017.”
3.
The first sentence of Section 3(c) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one nonemployee Director shall not exceed $750,000, based upon grant date fair value as determined in accordance with generally accepted U.S. accounting principles.”

BALL CORPORATIONATTN: HANNAH LIM-JOHNSON 9200 W. 108TH CIRCLE WESTMINSTER, CO 80021 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/28/2026 for shares held directly and by 11:59 P.M. ET on 04/26/2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/28/2026 for shares held directly and by 11:59 P.M. ET on 04/26/2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY R2.09.05.010 TheBoard of Directors recommends you vote FORthefollowing:1.Election of DirectorsNomineesForAgainstAbstain1a.John A. Bryant0001b.Aaron M. Erter0001c.Ronald J. Lewis0001d.Cynthia A. Niekamp0001e.John E. Panichella0001f.Todd A. Penegor0001g.Cathy D. Ross0001h.Betty J. Sapp0001i.Stuart A. Taylor II000 The Board of Directors recommends you vote FOR proposals 2, 3 and 4.2.Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company for 2026. 3.Approve, by non-binding vote, the compensation paid to the named executive officers. 4.Approve, an amendment to the Amended and Restated 2013 Stock and Cash Incentive Plan. NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. ForAgainst Abstain000000000 1 _ 0000695878 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Combined Annual Report and Form 10-K are available at www.proxyvote.comBALL CORPORATIONAnnual Meeting of ShareholdersApril 29, 2026This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Stuart A. Taylor II and Ronald J. Lewis, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Ball Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held in person at 9200 W. 108th Circle, Westminster, CO 80021 and virtually at 7:00 A.M. MDT on April 29, 2026, at www.virtualshareholdermeeting.com/ BALL2026, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN ITEM 1 AND FOR EACH PROPOSAL IN ITEMS 2, 3 AND 4.R2.09.05.0102 _ 0000695878 Continued and to be signed on reverse side